UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN REALTY CAPITAL TRUST V, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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405 Park Avenue, 14th Floor
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Tuesday, June 16, 2015

May   , 2015

To the Stockholders of American Realty Capital Trust V, Inc.

I am pleased to invite our stockholders to the 2015 Annual Meeting of Stockholders (“Annual Meeting”) of American Realty Capital Trust V, Inc., a Maryland corporation (to be renamed American Finance Trust, Inc. in connection with the implementation of the previously announced new business strategy and intention to list its common stock on the New York Stock Exchange, the “Company”). The Annual Meeting will be held on Tuesday, June 16, 2015 at The Core Club, located at 66 E. 55th Street, New York, NY 10022, commencing at 8:30 a.m. (local time). At the Annual Meeting, you will be asked to consider and vote upon (i) the election of four members of the Board of Directors, (ii) the ratification of the appointment of KPMG LLP as the Company’s independent auditor for 2015, (iii) the approval of certain amendments to the Company’s charter and (iv) such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Our Board of Directors has fixed the close of business on Wednesday, April 22, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of our common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about the proposals or would like additional copies of the proxy statement, please contact our proxy solicitor, Boston Financial Data Services, Inc. at 1-888-772-2337.

Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. You may authorize a proxy to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the postage paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor reminding you to vote your shares.

You are cordially invited to attend the Annual Meeting. Your vote is important.

By Order of the Board of Directors,
/s/ Donald R. Ramon
Donald R. Ramon
Secretary

AMERICAN REALTY CAPITAL TRUST V, INC.

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Proposal No. 2 — Ratification of Appointment of Independent Registered PUBLIC Accounting Firm	36

Fees	36

Audit Fees	36

Audit Related Fees	36

Tax Fees	36

All Other Fees	36

Pre-Approval Policies and Procedures	37

Introductory Note — Proposals No. 3 Through 12	38

Proposal No. 3 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding Our Stock	39

Proposal No. 4 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding Stockholder Voting Rights	41

Proposal No. 5 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding Stockholder Information Rights	43

Proposal No. 6 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Composition of Our Board of Directors	45

Proposal No. 7 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Conduct of Our Board Of Directors	47

Proposal No. 8 — Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Conduct of Company Business	48

Proposal No. 9 — Approval of Proposed Amendments to the Charter to Revise or Add Provisions Restricting Transfer and Ownership of Shares	50

Proposal No. 10 — Approval of Proposed Amendments to the Charter to Remove Provisions Stating that the Guidelines Control Interpretation of Our Charter	51

Proposal No. 11 — Approval of Proposed Amendments to the Charter to Remove or Revise Provisions Relating to Our Sponsor and Advisor and their Affiliates	52

Proposal No. 12 — Approval of Proposed Amendments Regarding Conforming Changes and Other Ministerial Modifications to and Restatement of the Charter	55

Section 16(A) Beneficial Ownership Reporting Compliance	56

Code of Ethics	56

Other Matters Presented for Action at the 2015 Annual Meeting	56

Stockholder Proposals for the 2016 Annual Meeting	56

Stockholder Proposals in the Proxy Statement	56

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings	57

Exhibit A-I

Exhibit A-II

ii

AMERICAN REALTY CAPITAL TRUST V, INC.
405 Park Avenue, 14th Floor
New York, New York 10022

Proxy Statement

The accompanying proxy card, mailed together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2014 (“2014 Annual Report”), is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of American Realty Capital Trust V, Inc., a Maryland corporation (to be renamed American Finance Trust, Inc. in connection with the implementation of the previously announced new business strategy and intention to list its common stock on the New York Stock Exchange, the “Company”), for use at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 405 Park Avenue, 14th Floor, New York, New York 10022. This Proxy Statement, the accompanying proxy card, Notice of Annual Meeting and our 2014 Annual Report were first mailed to our stockholders on or about May , 2015.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting To Be Held on Tuesday, June 16, 2015

This Proxy Statement, the Notice of Annual Meeting and our 2014 Annual Report are available at:
www.2voteproxy.com/arc.

Information About the Meeting and Voting

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on Tuesday, June 16, 2015, commencing at 8:30 a.m. (local time) at The Core Club, located at 66 E. 55th Street, New York, NY 10022.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect four directors for one-year terms expiring in 2016, each to serve until his or her successor is duly elected and qualifies;

2.	ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent auditor for 2015;

3.	vote on certain amendments to the Company’s charter (the “Charter”); and

4.	consider and act on such matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Why are the charter proposals included in this Proxy Statement?

The Company has applied to list its common stock, par value $0.01 per share (“Common Stock”), on the New York Stock Exchange (“NYSE”) under the symbol “AFIN”. The Company anticipates that its Common Stock will be listed on the NYSE during the third quarter of 2015 (the “Listing”). In connection with the Listing, the Company intends to file Articles of Amendment to change the Company’s name to “American Finance Trust, Inc.” On April 15, 2015, upon recommendation by our Advisor and approval by our Board of Directors, we announced the adoption of new Investment Objectives and Acquisition and Investment Policies (our “New Strategy”). Under our New Strategy, we expect to focus on originating and acquiring first mortgage and other commercial real estate-related debt investments across all major commercial real estate sectors (these investments collectively, “CRE Debt Investments”). We will maintain our investments in our existing portfolio of 463 net leased commercial real estate properties (our “Net Lease Portfolio”). We will continue to selectively invest in additional net lease properties to consolidate the Net Lease Portfolio, however we will not forego opportunities to invest in other types of real estate investments that meet our overall investment objectives. We intend to finance our CRE Debt Investments primarily through mortgage financing secured by our Net Lease Portfolio.

In connection with the implementation of the New Strategy and the Listing, the Company has included a series of proposals to amend and restate the Charter. Because the Charter contains provisions that are required only of real estate investment trusts (“REITs”) that are not publicly traded by the state securities administrators of the states in which the Company conducted its initial public offering (the “IPO”), the Company’s Board of Directors has concluded that the Charter is unduly restrictive and contains provisions that are not included in the charters of most other publicly-traded REITs. If the proposals are approved by the Company’s stockholders, those unduly restrictive provisions of the Charter would be eliminated. On April 29, 2015, the independent directors of the Board of Directors unanimously approved certain amendments to the Amended and Restated Advisory Agreement, as amended (the “Advisory Agreement”), by and among the Company, American Realty Capital V Operating Partnership, LP (the “OP”) and the Advisor (the “New Advisory Agreement”). The New Advisory Agreement is contingent upon approval by the Company’s stockholders of certain changes to the Company’s Charter in Proposals No. 3 through 12. See the section entitled “Background of New Strategy and Advisory Agreement” below on page 27 for a description of the provisions of the New Advisory Agreement.

Who can vote at the Annual Meeting?

The record date for the determination of holders of our Common Stock entitled to notice of and to vote at the Annual Meeting, or any postponement or adjournment of the Annual Meeting, is the close of business on April 22, 2015. As of the record date, 65.8 million shares of our Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

Each share of Common Stock entitles the holder to one vote on each matter considered at the Annual Meeting or any postponement or adjournment thereof. The enclosed proxy card shows the number of shares of Common Stock you are entitled to vote.

How may I vote?

You may vote in person at the Annual Meeting or by proxy. Instructions for in person voting, including directions to the Annual Meeting, can be obtained by calling our proxy solicitor, Boston Financial Data Services, Inc. (“Boston Financial”) at 1-888-772-2337. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy card in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at www.2voteproxy.com at any time prior to 11:59 p.m. Eastern Time on June 15, 2015, and following the instructions provided on the proxy card; or

•	by telephone, by calling 1-800-830-3542 at any time prior to 11:59 p.m. Eastern Time on June 15, 2015, and following the instructions provided on the proxy card.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy by mail to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this Proxy Statement. You may also vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may vote in person, and any proxies that you submitted by mail or by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

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How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” (i) the election of the nominees for director named in the proxy, (ii) the ratification of the audit committee’s appointment of KPMG as the Company’s independent auditor for 2015 and (iii) the approval of the proposed amendments to the Charter in Proposals No. 3 through 12.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169; or (ii) by attending the Annual Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What vote is required to approve each item?

There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of the holders of a majority of all shares of Common Stock who are present in person or by proxy at the meeting. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of the election of directors, abstentions and broker non-votes will count toward the presence of a quorum but will have the same effect as votes cast against each director. The proposal to ratify the appointment of KPMG as the Company’s independent auditor requires the affirmative vote of at least a majority of all the votes cast on the proposal. For purposes of ratification of the appointment of KPMG as the Company’s independent auditor, abstentions and broker non-votes will count toward the presence of a quorum but will have no effect on the proposal. The proposals to approve certain amendments to the Charter require the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast. For purposes of the amendments to the Charter, abstentions and broker non-votes will count toward the presence of a quorum but will have the same effect as votes against the proposals. A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or the Charter.

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast at least 50% of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.

Will you incur expenses in soliciting proxies?

We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Boston Financial, Realty Capital Securities, LLC (the “Dealer Manager”) and American National Stock Transfer, LLC (“ANST”) to aid in the solicitation of proxies. Boston Financial will receive a fee of approximately $0.2 million and we expect to pay the Dealer Manager and ANST an aggregate amount of approximately $0.5 million for proxy solicitation services provided for us, which includes the reimbursement for certain costs and out of pocket expenses incurred in connection with their services, all of which will be paid by us. See “Certain Relationships and Related Transactions” for a description of the Company’s relationship and transactions with the Dealer Manager and ANST. In addition, our directors and officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this Proxy Statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the U.S. Securities and Exchange Commission (the “SEC”), we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our Common Stock.

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As the date of the Annual Meeting approaches, certain stockholders may receive a telephone call from a representative of Boston Financial or the Dealer Manager if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Boston Financial representative is required to ask for each stockholder’s full name and address, or the zip code or control number, and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the Boston Financial representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Boston Financial, then the Boston Financial representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Boston Financial representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Boston Financial will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter to confirm his or her vote and asking the stockholder to call Boston Financial immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call us at (212) 415-6500. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our 2014 Annual Report or Proxy Statement as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling us at (212) 415-6500 or by mailing a request to American Realty Capital Trust V, Inc., 405 Park Avenue, New York, New York 10022, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

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Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

Please call Boston Financial, our proxy solicitor, at 1-888-772-2337.

Whom should I call with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this Proxy Statement, or our 2014 Annual Report or any documents relating to any of our future stockholder meetings, please contact: American Realty Capital Trust V, Inc., 405 Park Avenue — 14th Floor, New York, New York 10022, Attention: Investor Relations, Telephone: 1-877-373-2522, E-mail: investorservices@americanrealtycap.com, website: www.arct-5.com.

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED “FOR” (I) THE ELECTION OF EACH NOMINEE TO SERVE AS A DIRECTOR OF THE COMPANY UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2016 AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES, (II) THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF KPMG AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2015, (III) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING OUR STOCK, (IV) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER VOTING RIGHTS, (V) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER INFORMATION RIGHTS, (VI) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE COMPOSITION OF OUR BOARD OF DIRECTORS, (VII) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF OUR BOARD OF DIRECTORS, (VIII) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF COMPANY BUSINESS, (IX) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REVISE OR ADD PROVISIONS RESTRICTING TRANSFER AND OWNERSHIP OF SHARES, (X) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE PROVISIONS STATING THAT THE GUIDELINES CONTROL INTERPRETATION OF OUR CHARTER, (XI) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS RELATING TO OUR SPONSOR AND ADVISOR AND THEIR AFFILIATES AND (XII) APPROVAL OF PROPOSED AMENDMENTS REGARDING CONFORMING CHANGES AND OTHER MINISTERIAL MODIFICATIONS TO AND RESTATEMENT OF THE CHARTER. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED “FOR” OR “AGAINST” SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

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Proposal No. 1 —

Election of Directors

The Board of Directors, including our independent directors, is responsible for monitoring and supervising the performance of managing our day-to-day operations, including supervising our advisor, American Realty Capital Advisors V, LLC (the “Advisor”). Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. Our Charter provides that the number of directors may be increased or decreased pursuant to our bylaws, provided that from the commencement of our IPO, the number of directors shall never be less than three nor greater than 10. The number of directors on our Board of Directors is currently fixed at four.

The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2016 annual meeting of stockholders and until his successor is duly elected and qualifies: William M. Kahane, David Gong, Stanley R. Perla and Herbert Vederman. Each nominee currently serves as a director of the Company.

The proxy holder named on the enclosed proxy card intends to vote “FOR” the election of each of the four nominees. If you do not wish your shares to be voted for any particular nominee, please identify the exception(s) in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by the affirmative vote of the holders of a majority of all shares of Common Stock who are present in person or by proxy at the Annual Meeting, provided that a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will count toward the presence of a quorum but will have the same effect as votes cast against each director. We know of no reason why any nominee will be unable to serve if elected.

If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees

The table set forth below lists the names and ages of each of the nominees as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company:

Name	Age	Position
William M. Kahane	67	Chairman of the Board of Directors

David Gong	65	Lead Independent Director

Stanley R. Perla	72	Independent Director

Herbert T. Vederman	69	Independent Director

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Business Experience of Nominees

William M. Kahane

William M. Kahane has served as chairman of the Board of Directors since February 2015, as chief executive officer of our Company from December 2014 through May 19, 2015 and as president of our Company from November 2014 through May 2015. Mr. Kahane also has served as chief executive officer of the Advisor and American Realty Capital Properties V, LLC (the “Property Manager”) since December 2014 and as president of our Advisor and our Property Manager since November 2014. From November 2014 to December 2014, Mr. Kahane served as chief operating officer, treasurer and secretary of our Company, our Advisor and our Property Manager. Mr. Kahane has served as the chief executive officer and president of American Realty Capital Daily Net Asset Value Trust, Inc. (“ARC DNAV”), the ARC DNAV advisor and the ARC DNAV property manager since November 2014 and was appointed as a director and as chairman of the board of directors of ARC DNAV in December 2014. Mr. Kahane also previously served as a director of ARC DNAV from September 2010 until March 2012 and as chief operating officer and secretary of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager from November 2014 until December 2014. Mr. Kahane has served as chief executive officer of AR Capital Acquisition Corp. since August 2014. Mr. Kahane has served as a director of American Realty Capital New York City REIT, Inc. (“ARC NYCR”) since its formation in December 2013 and was appointed as executive chairman in December 2014. Mr. Kahane served as chief operating officer, treasurer and secretary of American Realty Capital Global Trust, Inc. (“ARC Global”), the ARC Global advisor and the ARC Global property manager from October 2014 until February 2015 and was appointed executive chairman of the board of directors of ARC Global in February 2015. Mr. Kahane was appointed as a director and executive chairman of the board of directors of American Realty Capital Global Trust II, Inc. (“ARC Global II”) in December 2014 and previously served as the chief operating officer, treasurer and secretary of ARC Global II, the ARC Global II advisor and the ARC Global II property manager from October 2014 until December 2014. Mr. Kahane was appointed a director of American Realty Capital Hospitality Trust, Inc. (“ARC HOST”) in February 2014 and was appointed as executive chairman in December 2014. Mr. Kahane previously served as the chief executive officer and president of ARC HOST from August 2013 to November 2014. Mr. Kahane has served as a director of Realty Finance Trust, Inc. (“RFT”) since November 2014 and was appointed as chairman in December 2014. Mr. Kahane was appointed as a director and as the chairman of the board of directors of American Realty Capital — Retail Centers of America II, Inc. (“ARC RCA II”) in December 2014 and has served as chief executive officer of ARC RCA II and the ARC RCA II advisor since November 2014. Mr. Kahane has served as the president of ARC RCA II and the ARC RCA II advisor since October 2014. Mr. Kahane served as chief operating officer and secretary of ARC RCA II and the ARC RCA II advisor from October 2014 to December 2014. Mr. Kahane was appointed as a director and as the executive chairman of the board of directors of American Realty Capital New York City REIT II, Inc. (“ARC NYCR II”) in January 2015. Mr. Kahane served as a director of ARCP from February 2013 to June 2014. Mr. Kahane has also served as a director of New York REIT, Inc. (“NYRT”) since its formation in October 2009 and was appointed as executive chairman in December 2014. Mr. Kahane also previously served as president and treasurer of NYRT from its formation in October 2009 until March 2012. Mr. Kahane served as a director of American Realty Capital Healthcare Trust, Inc. (“ARC HT”) from its formation in August 2010 until January 2015 when ARC HT closed its merger with Ventas, Inc. Mr. Kahane previously served as an executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager from their respective formations in August 2010 until March 2012. Mr. Kahane has served as a director of ARC HT II since March 2013 and served as executive chairman from December 2014 until February 2015. He also served as a director and executive officer of American Realty Capital Properties, Inc. (“ARCP”) from December 2010 until March 2012. Additionally, Mr. Kahane served as an executive officer of ARCP’s former manager from November 2010 until March 2012. Mr. Kahane has served as a director of American Realty Capital - Retail Centers of America, Inc. (“ARC RCA”) since its formation in July 2010 and also served as an executive officer of ARC RCA and the ARC RCA advisor from their respective formations in July 2010 and May 2010 until March 2012, and from November 2014 to December 2014, Mr. Kahane served as chief operating officer and secretary of ARC RCA and the ARC RCA advisor. Mr. Kahane has served as the president of ARC RCA and the ARC RCA advisor since November 2014 and was appointed as the chairman of the board of directors of ARC RCA and the chief executive officer of ARC RCA and the ARC RCA advisor in December 2014. Mr. Kahane served as an executive officer of American Realty Capital Trust, Inc. (“ARCT”), the ARCT advisor and the ARCT property manager from their formation in August 2007 until the close of ARCT’s merger with Realty Income Corporation in January 2013. He also served as a director of ARCT from August 2007 until January 2013. Mr. Kahane served as an executive officer of American Realty Capital Trust III, Inc. (“ARCT III”), the ARCT III advisor, and the ARCT III property manager from their formation in October 2010 until April 2012. Mr. Kahane served as a director of Phillips Edison - ARC Grocery Center REIT II, Inc. (“PECO II”) from August 2013 until January 2015. Mr. Kahane also has been the interested director of Business Development Corporation of America (“BDCA”) since its formation in May 2010 and BDCA II since April 2014. Until March 2012, Mr. Kahane was also chief operating officer of BDCA. Mr. Kahane served as a director of RCS Capital Corporation (“RCAP”) from February 2013 until December 2014, and served as chief executive officer of RCAP from February 2013 until September 2014. Mr. Kahane served as a director of Cole Real Estate Income Strategy (“Daily NAV”), Inc. (“Cole DNAV”) from February 2014 until December 2014, and served as a director of Cole Credit Property Trust, Inc. (“CCPT”) from May 2014 until February 2014.

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Mr. Kahane has served as a member of the investment committee of Aetos Capital Asia Advisors, a $3 billion series of opportunistic funds focusing on assets primarily in Japan and China, since 2008. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 to 1979 where he worked on the development of hotel properties in Hawaii and California. From 1981 to 1992, Mr. Kahane worked at Morgan Stanley & Co., or Morgan Stanley, specializing in real estate, including the lodging sector becoming a managing director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the chairman. Mr. Kahane worked very closely with Mr. Nicholas S. Schorsch while a trustee at American Financial Realty Trust (“AFRT”), from April 2003 to August 2006, during which time Mr. Kahane served as chairman of the finance committee of AFRT’s board of trustees. Mr. Kahane served as a managing director of GF Capital Management & Advisors LLC (“GF Capital”), a New York-based merchant banking firm, where he directed the firm’s real estate investments, from 2001 to 2003. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Mr. Kahane also was on the board of directors of Catellus Development Corp., a NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an MBA from Stanford University’s Graduate School of Business. We believe that Mr. Kahane’s current and prior experience as a director and/or executive officer of the companies described above and his significant investment banking experience in real estate make him well qualified to serve as a member of our Board of Directors.

David Gong

David Gong has served as the lead independent director of our Company since January 2013. He has served as lead independent director of ARC RCA since February 2011. Mr. Gong served as an independent director of ARCT III from January 2011 until the close of its merger with ARCP in February 2013, as an independent director of ARC HT II from March 2013 until February 2015 and as an independent director of ARCP from July 2011 until October 2012. Mr. Gong has also served as independent director of NYCR II since February 2015. Mr. Gong has over 25 years of experience in global asset management. Mr. Gong has served as a director of Helios Capital LLC’s Helios Strategic Fund since its inception in January 2005. From August 2004 to February 2005, Mr. Gong served as a consultant to AFRT. During such time, he sourced and structured, from a tax and legal perspective, potential bank branch acquisitions in Asia. From August 2002 to July 2004, Mr. Gong served as the managing director of Ankar Capital Management, a New York based investment advisory firm. While at Ankar, Mr. Gong managed the firm’s private equity group in the Singapore office. From February 1990 to January 2001, Mr. Gong served as a senior partner and international portfolio manager at Ardsley Partners, also a New York based investment advisory firm, where he managed several emerging market hedge funds, including the Ardsley Pacific Fund. From September 1981 to January 1990, Mr. Gong served as an equity portfolio manager at T. Rowe Price where he also assisted in the establishment of the firm’s Hong Kong office. He previously served as a director of Alliance Capital Management, LLC’s Turkish Growth Fund from October 1993 to December 2000 and India Liberalization Fund from December 1993 to December 2003. Mr. Gong received a B.A. from the University of California, Berkeley, a J.D. from the University of California, Davis where he earned Order of the Coif honors and an M.B.A. from Stanford University’s Graduate School of Business. We believe that Mr. Gong’s current experience as an independent director of ARC HT II, NYCR II and ARC RCA, his prior experience as an independent director of ARCT III and ARCP, his extensive experience in global asset management, his experience in sourcing and structuring potential bank branch acquisitions in Asia for AFRT, and his educational background, make him well qualified to serve as a member of our Board of Directors.

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Stanley R. Perla

Stanley R. Perla has served as an independent director of our Company since April 2013. He has served as an independent director of ARC Global II since August 2014. Mr. Perla has served as an independent director of ARC HOST since January 2014 and in December 2014, he was appointed as lead independent director of ARC HOST. Mr. Perla has served as a trustee of American Real Estate Income Fund since May 2012. Mr. Perla served as an independent director of ARC DNAV from March 2012 until April 2013. Mr. Perla, a licensed certified public accountant, was with the firm of Ernst & Young LLP for 35 years, from September 1967 to June 2003, the last 25 of which he was a partner. From July 2003 to May 2008, he was the director of Internal Audit for Vornado Realty Trust and from June 2008 to May 2011, he was the managing partner of Cornerstone Accounting Group, a public accounting firm specializing in the real estate industry and a consultant to them from June 2011 to March 2012. Since May 2012, Mr. Perla has provided consulting services to Friedman LLP, a public accounting firm. His area of expertise for the past 40 years has been real estate and he was also responsible for the auditing of public and private companies. Mr. Perla served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. He is an active member of the National Association of Real Estate Investment Trusts and the National Association of Real Estate Companies. In addition, Mr. Perla has been a frequent speaker on real estate accounting issues at numerous real estate conferences. Mr. Perla has served as a member of the board of directors and the chair of the audit committee of Madison Harbor Balanced Strategies, Inc. since January 2004 and GTJ REIT, Inc. since January 2013. Mr. Perla previously served as a director and chair of the audit committee for American Mortgage Acceptance Company from January 2004 to April 2010 and Lexington Realty Trust from August 2003 to November 2006. Mr. Perla earned an M.B.A. in Taxation and a B.B.A. in Accounting from Baruch College. We believe that Mr. Perla’s extensive experience as partner at Ernst & Young LLP, as the director of Internal Audit at Vornado Realty Trust, as a managing partner of Cornerstone Accounting Group, his experience as an independent director of ARC Global II, ARC HOST and American Real Estate Income Fund and his over 40 years of experience in real estate, make him well qualified to serve as a member of our Board of Directors.

Herbert T. Vederman

Herbert T. Vederman was elected as an independent director of our Company in March 2015. Mr. Vederman has also served as an independent director of ARC RCA II since March 2015. Mr. Vederman most recently served as senior consultant in the government and public affairs group of law firm Stradley Ronon Stevens & Young, LLP, from September 2004 until June 2014. Previously he served as a director of the Pennsylvania Economic Development Finance Authority from June 2004 to September 2012 and as a director of the Philadelphia Regional Port Authority from April 2004 to September 2011. Mr. Vederman also served as deputy mayor for economic development for the city of Philadelphia, Pennsylvania from January 1992 through January 2000. Mr. Vederman has served as a director of Rodman Properties, Inc., a developer, manager and owner of multi-family units throughout the United States, since March 1991. Mr. Vederman has also assisted in directing investment activities at his family’s investment office, which has made early stage investments in retail companies such as David’s Bridal Inc. and Five Below, Inc., since March 1991. Mr. Vederman served in various capacities, including as executive vice president and as a member of the executive board of directors, of Charming Shoppes, Inc. and its brand Fashion Bug from June 1968 through March 1988. Mr. Vederman served as adjunct professor of government and political science at Drexel University from April 2005 through June 2005 and from August 2004 through December 2004. Mr. Vederman also served as a trustee of the Drexel University College of Medicine from June 2003 to August 2011 and as a trustee of American University from September 1988 to May 1999. Mr. Vederman holds a Bachelor of Arts Degree from Long Island University. We believe that Mr. Vederman’s over 20 years of experience in the real estate industry and in the retail industry makes him well qualified to serve on our Board of Directors. Mr. Vederman was recommended to our Board of Directors by management.

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THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF WILLIAM M. KAHANE, DAVID GONG, STANLEY R. PERLA AND HERBERT T. VEDERMAN AS A MEMBER OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE 2016 ANNUAL STOCKHOLDERS MEETING AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.

Information About the Board of Directors and its Committees

The Board of Directors ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Advisor to manage our day-to-day operations. Our executive officers are employees of the Advisor. The Advisor is controlled by AR Capital, LLC (the “Sponsor”), which is majority owned and controlled by Mr. Nicholas S. Schorsch, formerly our chief executive officer and chairman of the Board of Directors, and William M. Kahane, our chairman of the Board of Directors and formerly our chief executive officer, president, chief operating officer, treasurer and secretary. Mr. Edward M. Weil, Jr., formerly our president, chief operating officer, treasurer, secretary and a director, is an equity holder of our Sponsor.

The Board of Directors held a total of 35 meetings including actions by written consent during the year ended December 31, 2014. No director attended fewer than 75 percent of the total Board of Directors and committee meetings on which he or she served in 2014. We encourage all directors and director nominees to attend our annual meetings of stockholders. In 2014, all of the Company’s directors attended the annual meeting of stockholders.

The Board of Directors has approved and organized an audit committee, a compensation committee and a nominating and corporate governance committee. The Company does not currently have a conflicts committee. The independent directors carry out the responsibilities typically associated with conflicts committees.

Leadership Structure of the Board of Directors

William M. Kahane currently serves as our chairman of the Board and Donald MacKinnon serves as our chief executive officer. As chief executive officer, Mr. MacKinnon is responsible for our daily operations and implementing our business strategy. The Board of Directors believes that its leadership structure, which separates the chairman and chief executive officer roles, is appropriate at this time in light of the inherent difference between the two roles. This division of authority and responsibilities also allows our chief executive officer to focus his time on running our daily operations and our chairman to focus his time on organizing the work of the Board of Directors and presiding over meetings of the Board of Directors. The Board of Directors may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

On January 28, 2013, the Board of Directors appointed David Gong as the lead independent director of the Company. The Board of Directors has appointed a lead independent director to provide an additional measure of balance, ensure the Board of Directors’ independence, and enhance the Board of Directors’ ability to fulfill its management oversight responsibilities.

The lead independent director chairs meetings or executive sessions of the independent directors, reviews and comments on Board of Directors’ meeting agendas, represents the views of the independent directors to management, facilitates communication among the independent directors and between management and the independent directors, acts as a liaison with service providers, officers, attorneys and other directors generally between meetings, serves as a representative and speaks on behalf of the Company at external seminars, conferences, in the media and otherwise, and otherwise assumes such responsibilities as may be assigned to him by the Board of Directors. Consistent with current practices, the Company compensates Mr. Gong for acting as lead independent director.

The Company’s management believes that having a majority of independent, experienced directors, including a lead independent director with specified responsibilities on behalf of the Board of Directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

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Oversight of Risk Management

The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board of Directors is actively involved in overseeing risk management for the Company through its approval of all property acquisitions, incurrence and assumptions of debt, its oversight of the Company’s executive officers and the Advisor, managing risks associated with the independence of the members of the Board of Directors, and reviewing and approving all transactions with affiliated parties, such as our Advisor, our Sponsor and any parties affiliated with these entities, and resolving other conflicts of interest between the Company and its subsidiaries, on the one hand, and the Sponsor, any director, the Advisor or their respective affiliates, on the other hand. The audit committee oversees management of accounting, financial, legal and regulatory risks.

Audit Committee

The Board of Directors established an audit committee in March 2013. Our audit committee held seven meetings including actions by written consent during the year ended December 31, 2014. The charter of the audit committee is available to any stockholder who requests it c/o American Realty Capital Trust V, Inc., 405 Park Avenue, 14th Floor, New York, NY 10022. The audit committee charter is also available on the Company’s website at www.arct-5.com by clicking on “Investor Relations — Corporate Governance — Audit Committee Charter.” Our audit committee consists of Messrs. Perla (chair), Gong and Vederman, each of whom is “independent” within the meaning of the applicable (i) provisions set forth in our Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable SEC rules. The Board of Directors has determined that Mr. Perla is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC and is an independent director.

The audit committee, in performing its duties, monitors:

•	our financial reporting process;

•	the integrity of our financial statements;

•	compliance with legal and regulatory requirements;

•	the independence and qualifications of our independent and internal auditors, as applicable; and

•	the performance of our independent and internal auditors, as applicable.

Audit Committee Report

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2014. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of American Realty Capital Trust V, Inc.:

We have reviewed and discussed with management American Realty Capital Trust V, Inc.’s audited financial statements as of and for the year ended December 31, 2014.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board.

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We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in American Realty Capital Trust V, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014.

Audit Committee

Stanley R. Perla
David Gong
Herbert T. Vederman

Nominating and Corporate Governance Committee

The Company has a standing nominating and corporate governance committee currently composed of Messrs. David Gong, Stanley R. Perla and Herbert T. Vederman, each of whom is an independent director. Mr. Vederman is the chair of our nominating and corporate governance committee. The nominating and corporate governance committee was formed in 2015. The Board of Directors adopted a charter for the nominating and corporate governance committee on April 29, 2015 that will take effect upon the Listing. Once effective, the charter of the nominating and corporate governance committee will be available to any stockholder who sends a request to American Realty Capital Trust V, Inc., 405 Park Avenue, 14th Floor, New York, NY 10022. The nominating and corporate governance committee charter will also be available on the Company website at www.arct-5.com by clicking on “Investor Relations — Corporate Governance — Nominating and Corporate Governance Committee Charter.” We have not adopted a specific policy regarding the consideration of director nominees recommended to our nominating and corporate governance committee by stockholders because we believe our Board of Directors is in the best position to select nominees who have the skills and qualifications that would best service the Company and its stockholders. The nominating and governance committee did not meet in 2014 as it had not yet been constituted. The nominating and corporate governance committee is responsible for the following:

•	providing counsel to the Board of Directors with respect to the organization, function and composition of the Board of Directors and its committee;

•	overseeing the self-evaluation of the Board of Directors and the Board of Director’s evaluation of management;

•	periodically reviewing and, if appropriate, recommending to the Board of Directors changes to our corporate governance policies and procedures; and

•	identifying and recommending to the Board of Directors potential director candidates for nomination.

Compensation Committee

The Board of Directors established a compensation committee on March 31, 2015. The compensation committee is comprised of Messrs. David Gong, Stanley R. Perla and Herbert T. Vederman, each of whom is an independent director. Mr. Gong is the chair of our compensation committee. The Board of Directors adopted a charter for the compensation committee on April 29, 2015 that will take effect upon the Listing. Once effective, the charter of the compensation committee will be available to any stockholder who sends a request to American Realty Capital Trust V, Inc., 405 Park Avenue, 14th Floor, New York, NY 10022. The compensation committee charter will also be available on the Company’s website at www.arct-5.com by clicking on “Investor Relations — Corporate Governance — Compensation Committee Charter.” In addition, all of the members of our compensation committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The compensation committee did not meet in 2014 as it had not yet been constituted. The principal functions of the compensation committee are to:

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•	approve and evaluate all compensation plans, policies and programs, if any, as they affect the Company’s executive officers;

•	review and oversee management’s annual process, if any, for evaluating the performance of our senior officers and review and approve on an annual basis the remuneration for our senior officers;

•	oversee our equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Common Stock, restricted stock units, dividend equivalent shares and other equity-based awards;

•	assist the Board of Directors and the chairman in overseeing the development of executive succession plans; and

•	determine from time to time the remuneration for our non-executive directors.

Oversight of Conflicts of Interest

The Company does not have a standing conflicts committee. The independent directors carry out the functions of a conflicts committee, including approving transactions and resolving other conflicts of interest, between the Company and its subsidiaries, on the one hand, and the Sponsor, any director, the Advisor or their respective affiliates, on the other hand. The independent directors are responsible for the functions of a conflicts committee, including reviewing and approving all material transactions with our Sponsor, Advisor or any parties affiliated with these entities, all purchase or leases of properties from, or sales or leases to these parties, and reviewing and approving all agreements and amendments to agreements between the Company and these parties.

During the year ended December 31, 2014, all of the members of the Board of Directors reviewed our policies and report that they are being followed by us and are in the best interests of our stockholders. Please read “Certain Relationships and Related Transactions — Affiliated Transactions Best Practices Policy.” The independent directors reviewed the material transactions between the Sponsor, the Advisor and their respective affiliates, on the one hand, and us, on the other hand, which occurred during the year ended December 31, 2014. The independent directors have determined that all our transactions and relationships with our Sponsor, Advisor and their respective affiliates during the year ended December 31, 2014 were fair and were approved in accordance with the policies referenced in “Certain Relationships and Related Transactions” below.

Director Independence

The Charter currently provides the number of directors may be increased to no greater than ten or decreased to new fewer than three. The Charter permits any increase or decrease to be enacted pursuant to our bylaws. Our bylaws provide that the number of directors shall not be less than the minimum required by the MGCL or our Charter nor more than fifteen; provided, however, that the number of directors may be changed from time to time by resolution adopted by the affirmative vote of a majority of the Board of Directors. A majority of these directors must be “independent” except for a period of up to 60 days after the death, resignation or removal of an independent director. An “independent director” is defined under the Charter as one who is not associated and has not been associated within the last two years, directly or indirectly, with our Sponsor or Advisor. A director is deemed to be associated with our Sponsor or Advisor if he or she: (a) owns an interest in our Sponsor, Advisor or any of their affiliates; (b) is employed by our Sponsor, Advisor or any of their affiliates; (c) is an officer or director of the Sponsor, Advisor or any of their affiliates; (d) performs services, other than as a director, for us; (e) is a director for more than three REITs organized by our Sponsor or advised by our Advisor; or (f) has any material business or professional relationship with our Sponsor, Advisor or any of their affiliates. A business or professional relationship is considered material per se if the gross revenue derived by the director from our Sponsor and our Advisor and affiliates exceeds 5% of the director's (i) annual gross revenue, derived from all sources, during either of the last two years, or (ii) net worth, on a fair market value basis. An indirect relationship includes circumstances in which a director's spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law, is or has been associated with our Sponsor, Advisor, any of their affiliates or us.

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The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth above and in the listing standards of the NYSE. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that David Gong, Stanley R. Perla and Herbert T. Vederman have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and are “independent” within the meaning of the NYSE's director independence standards and audit committee independence standards, as currently in effect. Our Board of Directors has determined that each of the three independent directors satisfy the elements of independence set forth above and in listing standards of the NYSE. There are no familial relationships between any of our directors and executive officers.

The Company has applied to list its Common Stock on the NYSE under the symbol “AFIN”, and the Company anticipates that its Common Stock will be listed on the NYSE during the third quarter of 2015. The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth above and in the listing standards of the NYSE. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that David Gong, Stanley R. Perla and Herbert T. Vederman have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and are “independent” within the meaning of the NYSE’s director independence standards and audit committee independence standards, as currently in effect. Our Board of Directors has determined that each of the three independent directors satisfy the elements of independence set forth above and in listing standards of the NYSE. There are no familial relationships between any of our directors and executive officers.

Communications with the Board of Directors

The Company’s stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of American Realty Capital Trust V, Inc., 405 Park Avenue, 14th Floor, New York, New York 10022, Attention: Donald R. Ramon, Secretary. Mr. Ramon will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website.

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Compensation and Other Information Concerning Officers,
Directors and Certain Stockholders

Compensation of Executive Officers

We currently have no employees. Our Advisor performs our day-to-day management functions. Our current executive officers, Donald MacKinnon, Andrew Winer and Donald Ramon are each employees of the Advisor and do not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. Additionally, William M. Kahane, Nicholas S. Schorsch, Nicholas Radesca, Edward M. Weil, Jr. and Peter M. Budko, each of whom served as executive officers during the year ended December 31, 2014, were also employees of the Advisor and did not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. We neither compensate our executive officers, nor do we reimburse either our Advisor or our property manager, American Realty Capital Properties V, LLC (the “Property Manager”) for any compensation paid to individuals who also serve as our executive officers, or the executive officers of our Advisor, our Property Manager or their respective affiliates. As a result, we do not have, and our Board of Directors has not considered, a compensation policy or program for our executive officers and has not included in this proxy statement a “Compensation Discussion and Analysis,” a report from our compensation committee with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives or a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation. See “Certain Relationships and Related Transactions” below for a discussion of fees and expenses payable to the Advisor, the Property Manager and their affiliates.

Directors and Executive Officers

The following table presents certain information as of the date of this Proxy Statement concerning each of our directors and executive officers serving in such capacity:

Name	Age	Positions

William M. Kahane	67	Chairman of the Board of Directors(1)
Donald MacKinnon	51	Chief Executive Officer and President
Donald R. Ramon	51	Chief Financial Officer, Secretary and Treasurer
Andrew Winer	47	Chief Investment Officer
David Gong	65	Lead Independent Director
Stanley R. Perla	72	Independent Director
Herbert Vederman	69	Independent Director

(1)	Mr. Kahane resigned as chief executive officer and president on April 19, 2015, effective on May 19, 2015.

Executive Officers

Donald MacKinnon

Donald MacKinnon has served as chief executive officer and president of our Company, the Advisor and the Property Manager since May 19, 2015. He has served as the chief operating officer of RFT and its advisor since January 2013, and as president of RFT and its advisor since November 2014. From May 2011 through December 2012, Mr. MacKinnon served as senior vice president and head of High Yield Portfolio Management for Cole Real Estate Investments, Inc. (“Cole”) where he invested in credit sensitive commercial mortgage backed securities (“CMBS”) and mezzanine loans for Cole. From July 2008 to March 2011, Mr. MacKinnon was a partner with EndPoint Financial, LLC where he provided CMBS advisory and real estate workout services. From January 2004 through March 2007, Mr. MacKinnon was a managing director at Nomura Securities International where he managed the North American Structured Credit Trading businesses including commercial real estate and asset backed securities. Prior to joining Nomura, Mr. MacKinnon served as president and chief executive officer of REALM, Inc., a privately owned real estate software and services company primarily owned by Hicks Muse Tate and Furst, CMGI and T.H. Lee Putnam Equity Partners. Prior to REALM, Mr. MacKinnon was co-head and co-founder of the Commercial Mortgage Group and Manager of the European Asset Securitization Group at Donaldson Lufkin & Jenrette, or DLJ. Prior to joining DLJ in 1992, Mr. MacKinnon worked in the Real Estate Finance Group at Salomon Brothers, Inc. on a variety of commercial real estate debt and equity transactions. Mr. MacKinnon also served on the Board of Directors for CRIIMI Mae, Inc. (NYSE: “CMM”) from 2001 to 2003. Mr. MacKinnon graduated Summa Cum Laude from Ohio Wesleyan University and holds a B.A. in economics, as well as an M.B.A. from the Harvard Business School.

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Donald R. Ramon

Donald R. Ramon has served as chief financial officer, secretary and treasurer of the Company, the Advisor and the Property Manager since May 19, 2015. Mr. Ramon has also served as the chief financial officer, secretary and treasurer of RFT and the RFT advisor since May 19, 2015. Prior to joining the Company and RFT, Mr. Ramon worked for CMG Mortgage, Inc. (“CMG”) from June 2014 until September 2014 as chief financial officer for a real estate investment trust to be formed by CMG focused on investing in mortgage assets originated by CMG. From January 2009 until May 2014, Mr. Ramon served as chief financial officer of Invesco Mortgage Capital Inc., a real estate investment trust focused on residential and commercial mortgage-backed securities and mortgage loans. Mr. Ramon has nearly 30 years of experience in financial services, real estate finance accounting and operations. Mr. Ramon holds a Bachelor of Arts from the University of South Florida and is a licensed certified public accountant.

Andrew Winer

Andrew Winer has served as the chief investment officer of the Company, the Advisor and the Property Manager since May 19, 2015. Mr. Winer has also served as chief investment officer of RFT and its advisor since their formation in November 2012. Mr. Winer has also served as the chief investment officer of ARC Global since May 2012. Mr. Winer joined AR Capital in January 2012 and advises all of AR Capital’s sponsored programs in connection with debt capital markets. He is involved in arranging corporate lines of credit and designing loan facilities for those companies. From April 2000 to January 2012, Mr. Winer worked at Credit Suisse where he held multiple positions. From January 2011 to December 2011, Mr. Winer was a director of CMBS business and headed the capital desk where he was responsible for pricing and hedging of loan production. From January 2009 to December 2010, Mr. Winer was a director of asset management where he was responsible for winding down, working out and disposing of mortgage, mezzanine and warehouse commercial real estate positions. From 2006 to December 2008, Mr. Winer was a director of global commercial real estate business where he originated, closed and syndicated loan transactions. In that position, he created and managed warehouse lines and also worked with CMBS new issuance business. From 2004 to 2005, Mr. Winer was a director working with new issuances and syndication of CMBS. In that position, Mr. Winer also was responsible for mortgage loan and mezzanine loan pricing, hedging and distribution. From 2000 to 2004, Mr. Winer was a vice president in fixed-income structured product sales. From January 1999 to December 1999, Mr. Winer worked at Global Asset Capital, an intellectual property securitization firm. From August 1993 to November 1998, Mr. Winer was employed at DLJ where he focused on bond structuring, loan origination, securitization deal management, CMBS trading, loan pricing and hedging and new business. Mr. Winer started his career in Arthur Andersen’s Structured Products Group and worked there from August 1991 to August 1993. During his time at DLJ, Mr. Winer was awarded ‘‘VP of the Year’’ in 1995 and, while at Credit Suisse, he was awarded ‘‘Top 50’’ in 2010. Mr. Winer received both a B.S. in business administration and a Master’s in accounting from the University of Michigan.

Compensation of Directors

The following table sets forth information regarding compensation of our directors during the fiscal year ended December 31, 2014:

Name	Fees Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Changes in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total Compensation
William M. Kahane(1)	$-	$-	$-	$-	$-	$-	$-
David Gong(2)	$88,250.00	$30,000.00	$-	$-	$-	$-	$118,250.00
Stanley R. Perla(3)	$60,750.00	$30,000.00	$-	$-	$-	$-	$90,750.00
Robert H. Burns(4)	$50,250.00	$-	$-	$-	$-	$-	$50,250.00
Herbert Vederman(5)	$-	$-	$-	$-	$-	$-	$-
Nicholas S. Schorsch(6)	$-	$-	$-	$-	$-	$-	$-
Edward M. Weil, Jr.(7)	$-	$-	$-	$-	$-	$-	$-

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(1)	Mr. Kahane, the chairman of the Board of Directors, served as our chief executive officer and president until May 19, 2015 and received no compensation for serving as a director.
(2)	Mr. Gong earned fees in the amount of $128,500 for services as a director, including fees earned for being the lead independent director and the audit committee chair person, during the fiscal year ended December 31, 2014. The payment of $88,250 represents $72,500 and $15,750 for services rendered during the year ended December 31, 2014 and the period from January 22, 2013 (date of inception) to December 31, 2013, respectively.
(3)	Mr. Perla earned fees in the amount of $73,500 for services as a director during the fiscal year ended December 31, 2014. The payment of $60,750 represents $45,000 and $15,750 for services rendered during the year ended December 31, 2014 and the period from January 22, 2013 (date of inception) to December 31, 2013, respectively.
(4)	Mr. Burns resigned as a director on September 12, 2014. Mr. Burns earned fees in the amount of $34,500 for services as a director during the fiscal year ended December 31, 2014. The payment of $50,250 represents $34,500 and $15,750 for services rendered during the year ended December 31, 2014 and the period from January 22, 2013 (date of inception) to December 31, 2013, respectively.
(5)	Mr. Vederman was appointed to the Board of Directors in March 2015. As a result, he did not earn any fees for services as a director during the fiscal year ended December 31, 2014.
(6)	Mr. Schorsch, previously the chief executive officer and chairman of the Board of Directors of the Company, received no compensation for serving as an officer or a director. Mr. Schorsch resigned as chairman of the Board of Directors on December 29, 2014.
(7)	Mr. Weil, previously the president, chief operating officer, treasurer, secretary and director of the Company, received no compensation for serving as an officer or a director. Mr. Weil resigned as director on September 12, 2014.

All directors also receive reimbursement of reasonable out of pocket expenses incurred in connection with attendance at meetings of our Board of Directors. If a director also is our employee or an employee of our Advisor or any of their affiliates, we do not pay compensation for services rendered as a director. In addition, we pay to each of our independent directors the fees described below.

Independent Director Fees Paid in Cash

We pay an additional yearly retainer of $55,000 for the lead independent director and $30,000 for each independent director; $2,000 for all meetings personally attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon via electronic Board meeting up to a maximum of $2,250 for three or more transactions reviewed and voted upon per meeting. If there is a Board meeting and one or more committee meetings in one day, the director’s fees are capped at $2,500 ($3,000 for the chairperson of the audit committee if there is a meeting of such committee). An independent director who is also an audit committee chairperson receives an additional $500 for personal attendance of all audit committee meetings.

We pay each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts: $2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or $5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either case, we reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attendance at such external seminar, conference, panel, forum or other industry-related event. An independent director cannot be paid or reimbursed for attendance at a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.

Independent Director Compensation Paid in Stock

Pursuant to our restricted share plan adopted in March 2013, each independent director receives an automatic grant of 1,333 restricted shares of Common Stock on the date of each annual stockholders’ meeting. Each independent director is also granted 1,333 restricted shares of Common Stock on the date of initial election to the Board of Directors. The restricted shares vest over a five year period following the grant date in increments of 20% per annum.

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Changes to Independent Director Compensation in Connection with Listing

On April 29, 2015, the Board of Directors, based on the recommendation of an independent compensation consultant, approved certain changes in compensation for our independent directors, effective after the Listing. After the Listing, our independent directors will receive an annual fee for his or her services of $100,000, $50,000 of which will be payable in the form of cash and $50,000 of which is payable in the form of restricted shares of Common Stock (one third of which vests in each of the succeeding three years). The lead independent director will receive an additional annual fee of $105,000, payable in cash. The lead independent director may elect to receive restricted shares of Common Stock (one third of which vests in each of the succeeding three years) in lieu of all or a portion of the $105,000 additional annual fee. Each independent director will receive $30,000 in cash in the aggregate as an annual fee for his or her service on the audit committee, compensation committee and nominating and corporate governance committee. Each independent director will be able to elect to receive restricted shares of Common Stock (one third of which vests in each of the succeeding three years) in lieu of all or a portion of the $30,000 annual fee for service on the audit committee, compensation committee and nominating and corporate governance committee.

Share-Based Compensation

Restricted Share Plan

In March of 2013, the Board of Directors adopted an employee and director incentive restricted share plan (the “RSP”) to:

•	Furnish incentives to individuals chosen to receive restricted shares because they are considered capable of improving our operations and increasing profits;

•	Encourage selected persons to accept or continue employment with our Advisor and its affiliates; and

•	Increase the interest of our employees, officers and directors in our welfare through their participation in the growth in the value of our shares of Common Stock.

The RSP provides for the automatic grant of 1,333 restricted shares of Common Stock to each of the independent directors, without any further action by the Board of Directors or the stockholders on the date of each annual stockholders’ meeting. Restricted shares issued to independent directors will vest over a five-year period following the date of grant in increments of 20% per annum. The RSP provides the ability to grant awards of restricted shares to directors, officers and employees (if we ever have employees), employees of the Advisor and its affiliates, employees of entities that provides services to us, directors of the Advisor or of entities that provide services to us, certain of our consultants and certain consultants to the Advisor and its affiliates or to entities that provide services to us.

The total number of shares of Common Stock that may be issued under the RSP will not exceed 5.0% of our outstanding shares of Common Stock on a fully diluted basis at any time, and in any event will not exceed 3.4 million shares (as such number may be adjusted for stock splits, stock dividends, combinations and similar events).

Restricted share awards entitle the recipient to receive shares of Common Stock from the Company under terms that provide for vesting over a specified period of time. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient's employment or other relationship with the Company. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions payable in shares of Common Stock shall be subject to the same restrictions as the underlying restricted shares. There were 4,799 unvested shares outstanding under the RSP at December 31, 2014.

On April 29, 2015, the Board of Directors adopted an amended and restated incentive restricted share plan (the “A&R RSP”) that replaces in its entirety the RSP. The A&R RSP amends the terms of the RSP as follows:

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•	it increases the number of shares of Common Stock, available for awards thereunder to 10% of our outstanding shares of Common Stock on a fully diluted basis at any time;

•	it removes the fixed amount of shares that were automatically granted to our independent directors; and

•	it adds restricted stock units (including dividend equivalent rights thereon) as a permitted form of award.

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Stock Ownership by Directors, Officers and Certain Stockholders

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 30, 2015, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:

•	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•	each of the Company’s officers and directors; and

•	all of the Company’s officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned		Percent of Class
American Realty Capital Trust V Special Limited Partner, LLC(2)	8,888		*
Nicholas S. Schorsch(2)(3)	-		*
William M. Kahane	-		*
Edward M. Weil, Jr.(4)	-		*
Nicholas Radesca(5)	-		*
David Gong	2,666	(6)	*
Stanley R. Perla	3,333	(7)	*
Herbert Vederman	1,276	(8)	*
All current directors and current executive officers as a group (7 persons)	16,163	(9)	*	%

(1)	The business of each individual or entity listed in the table is 405 Park Avenue, New York, New York 10022.
(2)	American Realty Capital Trust V Special Limited Partner, LLC is controlled by our Sponsor, AR Capital, LLC, which is directly or indirectly controlled by Nicholas S. Schorsch and William M. Kahane.
(3)	Mr. Schorsch served as the Company’s chief executive officer until December 29, 2014 and as the chairman of the Company’s Board of Directors until February 11, 2015.
(4)	Mr. Weil served as director of the Company until September 12, 2014 and as the Company’s president, chief operating officer, treasurer and secretary until November 13, 2014.
(5)	Mr. Radesca resigned as chief financial officer, secretary and treasurer April 19, 2015, effective May 19, 2015.
(6)	Includes 2,133 unvested restricted shares by Mr. Gong which vest annually over a five-year period in equal installments beginning on the first anniversary of the date of grant.
(7)	Includes 2,133 unvested restricted shares held by Mr. Perla which vest annually over a five-year period in equal installments beginning on the first anniversary of the date of grant.
(8)	Includes 1,276 unvested restricted shares held by Mr. Vederman which vest annually over a five-year period in equal installments beginning on the first anniversary of the date of grant.
(9)	Includes 8,888 shares held by American Realty Capital Trust V Special Limited Partner, LLC. See footnote 2 above.

*	Less than 1%

Certain Relationships and Related Transactions

Presently, the Company pays the Advisor an acquisition fee equal to 1% of the contract purchase price of each property acquired and 1% of the amount advanced for a loan or other investment. The Advisor is also reimbursed for any services provided which it incurs investment-related expenses, referred to as insourced expenses. These insourced expenses may not exceed 0.5% of the contract purchase price of each property acquired and 0.5% of the amount advanced for each loan or other investment. In no event may the total of all acquisition fees, acquisition expenses and any financing coordination fees payable with respect to the Company's portfolio of investments or reinvestments exceed 4.5% of the contract purchase price of the Company's portfolio to be measured at the end of the acquisition phase or 4.5% of the amount advanced for all loans or other investments. As of December 31, 2014 and March 31, 2015, the total of all acquisition fees, acquisition expenses and any financing coordination fees did not exceed the 4.5% threshold. Now that the proceeds from the IPO have been fully invested, the aggregate amount of acquisition fees and any financing coordination fees may not exceed 1.5% of the contract purchase price for all the assets acquired. As of December 31, 2014 and March 31, 2015, aggregate acquisition fees and financing fees paid to the Advisor did not exceed the 1.5% threshold. The financing coordination and acquisition fees will terminate 180 days after the New Advisory Agreement becomes effective.

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If the Advisor provides services in connection with the origination or refinancing of any debt that the Company obtains and uses to acquire properties or to make other permitted investments, or that is assumed, directly or indirectly, in connection with the acquisition of properties, the Company presently will pay the Advisor a financing coordination fee equal to 0.75% of the amount available or outstanding under such financing or assumed debt, subject to certain limitations. The financing coordination fee will terminate 180 days after the New Advisory Agreement becomes effective.

Prior to any period commencing after April 1, 2015, in connection with the asset management services provided by the Advisor, the Company caused the OP to issue (subject to periodic approval by the Board of Directors) performance-based restricted partnership units of the OP designated as “Class B Units” to the Advisor. The Class B Units will vest and no longer be subject to forfeiture, at such time as: (a) the value of the OP's assets plus all distributions made equals or exceeds the total amount of capital contributed by investors plus a 6% cumulative, pretax, non-compounded annual return thereon (the “economic hurdle”); (b) any one of the following events occurs concurrently with or subsequently to the achievement of the economic hurdle described above: (i) a listing; (ii) a transaction to which the Company or the OP, is a party, as a result of which units of limited partnership interest in the OP (“OP Units”) or the Company's Common Stock are exchanged for, or converted into, the right, or the holders of such securities are otherwise be entitled, to receive cash, securities or other property or any combination thereof; or (iii) the Advisory Agreement is terminated without cause; and (c) the Advisor pursuant to the Advisory Agreement is providing services to the Company immediately prior to the occurrence of an event of the type described in clause (b) above, unless the failure to provide services is attributable to the termination without cause of the Advisory Agreement by an affirmative vote of a majority of the Company's independent directors after the economic hurdle described above has been met. Unvested Class B Units will be forfeited immediately if (x) the Advisory Agreement is terminated for any reason other than a termination without cause; or (y) the Advisory Agreement is terminated without cause by an affirmative vote of a majority of the Board of Directors before the economic hurdle described above has been met.

The number of Class B Units issued in any quarter is equal to the “cost” of the Company's assets multiplied by 0.1875%, divided by the value of one share of Common Stock as of the last day of the applicable calendar quarter, which was initially equal to $22.50 (the initial offering price in the IPO minus selling commissions and dealer manager fees) and, beginning with the NAV Pricing Date, to Estimated Per-Share NAV. As of March 31, 2015, in aggregate, the Company's Board of Directors had approved the issuance of 703,796 Class B Units to the Advisor.

The Advisor receives distributions on its vested and unvested Class B Units at the same rate as distributions paid on the Common Stock; these distributions are in addition to the incentive fees and the participations the Advisor and its affiliates may receive from the Company, including, without limitation, the annual subordinated performance fee and the subordinated participation in net sales proceeds, the subordinated incentive listing distribution or the subordinated distribution upon termination of the Advisory Agreement, as applicable.

For any period commencing on or after April 1, 2015, the Company pays the Advisor or its assignees as compensation for services rendered in connection with the management of the Company's assets an asset management fee equal to 0.75% per annum of the lower of (i) aggregate purchase price, acquisition expenses, capital expenditures and other customarily capitalized costs, but excluding acquisition fees, associated with the Company's real estate assets and (ii) fair value of the Company’s assets. The asset management fee is payable monthly in arrears in cash, in shares of Common Stock, or a combination of both, the form of payment to be determined in the sole discretion of the Advisor. This fee arrangement will also change if the New Advisory Agreement becomes effective.

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The Company also reimburses the Advisor's costs of providing administrative services, subject to the limitation that the Company does not reimburse the Advisor for any amount by which the Company's operating expenses at the end of the four preceding fiscal quarters exceeds the greater of (a) 2% of average invested assets and (b) 25% of net income other than any additions to reserves for depreciation, impairments, bad debt or other similar non-cash expenses and excluding any gain from the sale of assets for that period, unless the Company's independent directors determine that such excess was justified based on unusual and nonrecurring factors which they deem sufficient, in which case the excess amount may be reimbursed to the Advisor in subsequent periods. Additionally, the Company reimburses the Advisor for personnel costs in connection with other services provided by the Advisor or its affiliates. The Company does not reimburse the Advisor for personnel costs in connection with services for which the Advisor receives acquisition fees, acquisition expenses or real estate commissions. The Company also does not reimburse the Advisor for salaries and benefits to its executive officers.

The Company is also required to pay the Advisor an annual subordinated performance fee, payable annually in arrears, for any year in which the Company's total return on stockholders' capital exceeds 6% per annum. If the hurdle is satisfied, the Advisor is entitled to 15% of the excess total return but not to exceed 10% of the aggregate total return for such year. This fee is payable only upon the sale of assets, distributions or other event which results in the return on stockholders' capital exceeding 6% per annum. No subordinated performance fees were incurred or paid during the fiscal year ended December 31, 2014 or three months ended March 31, 2015.

The Company may pay the Advisor a brokerage commission on the sale of property of 2% of the contract sale price of the property, but not to exceed 50% of the total brokerage commission paid if a third party broker is also involved; provided, however, that in no event may the real estate commissions paid to the Advisor, its affiliates and unaffiliated third parties exceed the lesser of 6% of the contract sales price and a reasonable, customary and competitive real estate commission, in light of the size, type and location of the property, in each case, payable to the Advisor if the Advisor or its affiliates, as determined by a majority of the independent directors, provided a substantial amount of services in connection with the sale. The Company did not pay the Advisor or incur any brokerage commissions during the fiscal year ended December 31, 2014 or three months ended March 31, 2015. The real estate commission will terminate 180 days after the New Advisory Agreement becomes effective.

The special limited partner, American Realty Capital Trust V Special Limited Partner, LLC (the “Special Limited Partner”) is entitled to a subordinated participation in the net sales proceeds of the sale of real estate assets of 15% of remaining net sales proceeds after return of capital contributions to investors plus payment to investors of a 6% cumulative, pre-tax, non-compounded annual return on the capital contributed by investors. Upon Listing, this obligation will be evidenced by a listing note, which under certain conditions may be exchanged for units in the OP. Units in the OP may ultimately be converted into shares of the Company’s Common Stock. No distributions were paid to the Special Limited Partner in respect of this interest during the fiscal year ended December 31, 2014 or three months ended March 31, 2015. If the Company is not listed on an exchange, the Company intends to pay the Special Limited Partner the subordinated participation in the net sales proceeds of the sale of real estate assets of 15% of remaining net sales proceeds after return of capital contributions to investors plus payment to investors of a 6% cumulative, pre-tax, non-compounded annual return on the capital contributed by investors. The Company cannot assure that it will provide this 6% return, and the Special Limited Partner will not be entitled to the subordinated participation in net sales proceeds unless the Company's investors have received a return of their capital plus a return equal to a 6% cumulative, pre-tax, non-compounded annual return on their capital contributions. No such participation in net sales proceeds became due and payable during the fiscal year ended December 31, 2014 or three months ended March 31, 2015.

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Upon termination or non-renewal of the Advisory Agreement, with or without cause, the Special Limited Partner, through its controlling interest in the Advisor, will be entitled to receive distributions from the OP equal to 15% of the amount by which the sum of the Company's market value plus distributions exceeds the sum of the aggregate capital contributed by investors plus an amount equal to an annual 6% cumulative, pre-tax, non-compounded return to investors. The Special Limited Partner may elect to defer its right to receive a subordinated distribution upon termination until either a listing on a national securities exchange or other liquidity event occurs.

New Advisory Agreement

On April 29, 2015, the independent directors of the Board of Directors unanimously approved certain amendments to the Advisory Agreement. The New Advisory Agreement is contingent upon the approval of Sections 8.1 and 8.5 of the Charter. For a discussion of the New Advisory Agreement please see the section entitled “Background for New Strategy and Advisory Agreement” on page 27 of this proxy statement.

Amended and Restated Agreement of Limited Partnership of the Operating Partnership

On April 29, 2015, the Board of Directors authorized the execution, in conjunction with the Listing, of an Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “A&R OP Agreement”) by the Company, as general partner of its Operating Partnership, with the limited partners party thereto to conform more closely with agreements of limited partnership of other operating partnerships controlled by real estate investment trusts whose securities are publicly traded and listed, and to add long term incentive plan units (“LTIP Units”) as a new class of units of limited partnership in the Operating Partnership to the existing OP Units. Pursuant to the A&R OP Agreement, the LTIP Units will be created. The Company may at any time cause the Operating Partnership to issue LTIP Units to members of the Company’s senior management team. These LTIP Units will be earned and will vest on such terms as are determined by the Compensation Committee of the Board of Directors. In general, LTIP Units are a special class of units entitled to receive profit distributions. Upon issuance and prior to being fully earned, holders of LTIP Units are entitled to receive per unit profit distributions equal to ten percent (10%) of per unit profit distributions on the outstanding OP Units. After LTIP Units are fully earned, a holder of LTIP Units first will be entitled to receive a catch-up of the other ninety percent (90%) of per unit profit distributions not previously distributed, and, subsequently, they will be entitled to receive the same per unit profit distributions as the other outstanding OP Units. However, as profits interests, LTIP Units initially will not have full parity, on a per unit basis, with the OP Units with respect to liquidating distributions, and a holder of LTIP Units would receive nothing if the Operating Partnership were liquidated immediately after the LTIP Unit is awarded. Upon the occurrence of specified events, LTIP Units can over time achieve full parity with the OP Units and therefore accrete to an economic value for the holder equivalent to the OP Units. In order for LTIP Units to have full parity with the OP Units, the capital accounts of the holders of LTIP Units with respect to such LTIP Units would have to be equalized (on a per unit basis) with the capital accounts of the holders of the OP Units. This capital account equalization per unit would occur through special allocations of net increases in valuation (if any) of the Company’s assets upon the occurrence of certain revaluation events permitted under the Code and Treasury regulations, including: (i) the acquisition of an additional interest in the Operating Partnership by a new or existing partner in exchange for more than a de minimus capital contribution, (ii) the distribution by the Operating Partnership of more than a de minimus amount of property as consideration for the repurchase or redemption of an interest in the Operating Partnership (which may include the redemption or conversion of LTIP Units into OP Units or the Common Stock), (iii) the liquidation of the Operating Partnership or (iv) at such other times as the Company reasonably determines to be necessary or desirable to comply with Treasury regulations (including the issuance of new LTIP Units). LTIP Units cannot achieve immediate full parity with OP Units under any circumstances at the time of grant of such LTIP Units. Generally, an LTIP Unit will be convertible into an OP Unit at any time after such LTIP Unit vests and the capital account associated with such LTIP Unit is equalized.

Multi-Year Outperformance Agreement

On April 29, 2015, the Board of Directors approved the general terms of a Multi-Year Outperformance Agreement (the “OPP”) to be entered into with the Company, the Operating Partnership and the Advisor, in connection with the Listing.

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Under the OPP, the Advisor may be issued LTIP Units in the Operating Partnership with a maximum award value equal to 5% of the Company’s market capitalization (the “OPP Cap”) on the date of Listing (the “Effective Date”). The LTIP Units will be structured as profits interest in the Operating Partnership. The Advisor will be eligible to earn a number of LTIP Units with a value up to the OPP Cap based on the Company’s achieving certain levels of total return to its stockholders (“Total Return”) on both an absolute basis and a relative basis measured against a peer group of companies, as set forth below, for a three-year period commencing on the Effective Date (the “Performance Period”). In addition, Advisor may “lock-in” a portion of the OPP Cap based on the attainment of pro-rata performance hurdles, as set forth below, during each 12-month period in the Performance Period (each such period, a “One-Year Period”) and during the initial 24-month period of the Performance Period (the “Two-Year Period”). Each of the relevant performance periods will be evaluated separately based on performance through the end of the relevant performance period.

	Three-Year Period	Each One-Year Period	Two-Year Period

Absolute Component: 4% of any excess Total Return attained above an absolute total stockholder return hurdle measured from the beginning of such period as follows:	21%	7%	14%

Relative Component: 4% of any excess Total Return attained above the Total Return for the performance period of the Peer Group*, subject to a ratable sliding scale factor as follows based on achieving cumulative Total Return measured from the beginning of the period:

•	100% of the Relative Component will be earned if cumulative Total Return achieved is at least:	18%	6%	12%

•	50% of the Relative Component will be earned if cumulative Total Return achieved is:	0%	0%	0%

•	0% of the Relative Component will be earned if cumulative Total Return achieved is less than:	0%	0%	0%

o	a percentage from 50% to 100% of the Relative Component calculated by linear interpolation will be earned if the cumulative Total Return achieved is between:	0% – 18%	0% – 6%	0% – 12%

*	The “Peer Group” is comprised of Arbor Realty Trust, Inc., Ares Commercial Real Estate Corp., Colony Financial, Inc., and Starwood Property Trust, Inc.

The maximum “lock-in” amount for any given One-Year Period is 25% of the OPP Cap. The maximum “lock-in” amount for the Two-Year Period is 60% of the OPP Cap. Accordingly, any “lock-in” amount for the Two-Year Period may supersede and negate any awards for the first two One-Year Periods. Any LTIP Units that are unearned at the end of the Performance Period will be forfeited.

Subject to Advisor’s continued service through each vesting date, one third of any earned LTIP Units will vest on each of the third, fourth and fifth anniversaries of the Effective Date. Any earned and vested LTIP Units may be converted into OP Units of the Operating Partnership in accordance with the terms and conditions of the partnership agreement of the Operating Partnership (as described above).

The OPP provides for early calculation of LTIP Units earned and for the accelerated vesting of any earned LTIP Units in the event Advisor is terminated by the Company or in the event the Company incurs a change in control, in either case prior to the end of the Performance Period. The OPP also provides for accelerated vesting of earned LTIP Units in the event Advisor is terminated or in the event of a change in control of the Company on or following the end of the Performance Period.

Dealer Manager Services

The Dealer Manager and its affiliates provide transfer agency services, as well as transaction management and other professional services. These fees are also included in general and administrative expenses in the consolidated statements of operations and comprehensive income (loss) during the period the service was provided. Although the Company’s IPO closed in October 2013, fee and expense reimbursements to the Advisor and Dealer Manager related to the IPO were $253,000 for the year ended December 31, 2014. There were no fee and expense reimbursements to the Advisor and Dealer Manager in respect of the IPO for the three months ended March 31, 2015.

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Nicholas S. Schorsch, formerly our chief executive officer and chairman of our Board of Directors, and William M. Kahane, the chairman of our Board of Directors and formerly our chief executive officer and president, together indirectly own a majority of the ownership and voting interests of the public parent company that owns our Dealer Manager. Edward M. Weil, Jr., formerly our president, chief operating officer and secretary, serves as chairman of our Dealer Manager.

The public parent company of our Dealer Manager is under common control with our Sponsor, and our Property Manager and Advisor are owned directly or indirectly by our Sponsor. Our Sponsor is owned by officers and/or directors of the Company as follows: Nicholas S. Schorsch, formerly our chief executive officer and chairman of our Board of Directors, and William M. Kahane, the chairman of our Board of Directors and formerly our chief executive officer and president, own a controlling interest in our Sponsor and Edward M. Weil, Jr. formerly our president, chief operating officer, treasurer, secretary and director, owns a non-controlling interest in our Sponsor.

In May 2014, the Company entered into a transaction management agreement with RCS Advisory Services, LLC, an entity under common control with the Dealer Manager, to provide strategic alternatives transaction management services through the occurrence of a liquidity event and a-la-carte services thereafter. During the year ended December 31, 2014, the Company incurred expenses for services provided pursuant to this agreement of $3.0 million.

In May 2014, the Company entered into an information agent and advisory services agreement with the Dealer Manager and ANST, an entity under common control with the Dealer Manager, to provide in connection with a liquidity event, advisory services, educational services to external and internal wholesalers, and communication support as well as proxy, tender offer or redemption and solicitation services. The Company agreed to pay $1.9 million in the aggregate pursuant to this agreement. During the year ended December 31, 2014, the Company incurred expenses for services provided pursuant to this agreement of $1.1 million. During the year ended December 31, 2014, the Company paid $1.5 million pursuant to this agreement. During the three months ended March 31, 2015, the Company prepaid $0.3 million related to this agreement and $0.7 million in total of prepayments related to this agreement are included in prepaid expenses and other assets on the consolidated balance sheet as of March 31, 2015.

The investment banking and capital markets division of the Dealer Manager provides the Company with strategic and financial advice and assistance in connection with (i) a possible sale transaction involving the Company (ii) the possible listing of the Company's securities on a national securities exchange, and (iii) a possible acquisition transaction involving the Company. The Dealer Manager will receive a listing advisory fee equal to the greater of (i) an amount equal to 0.25% of Transaction Value (as defined below), (ii) $1.0 million and (iii) the highest fee payable to any co-bookrunner (or comparable person) in connection with the Listing. If one of the above events does not occur, the Dealer Manager will receive a base advisory services fee of $1.0 million on the earlier of (a) the date the Dealer Manager resigns or is terminated for cause and (b) 18 months from the date of any other termination of this agreement by the Company. During the year ended December 31, 2014, the Company incurred expenses for services provided pursuant to this agreement of $1.0 million, which is included in acquisition and transaction related expense on the consolidated statements of operations and comprehensive income (loss, and in accounts payable and accrued expenses on the accompanying consolidated balance sheet as of December 31, 2014. “Transaction Value” is defined as (i) the value of the consideration paid or to be paid for all the equity securities or assets in connection with the sale transaction or other acquisition transaction (including consideration payable with respect to convertible or exchangeable securities and option, warrants or other exercisable securities and including dividends or distributions and equity security repurchases made in anticipation of or in connection with the sale transaction or other acquisition transaction), or the implied value for all the equity securities or assets of the Company or acquisition target, as applicable, if a partial sale or purchase is undertaken, plus (ii) the aggregate value of any debt, capital lease and preferred equity security obligations (whether consolidated, off-balance sheet or otherwise) of the Company or acquisition target, as applicable, outstanding at the closing of the sale transaction or acquisition transaction), plus (iii) the amount of any fees, expenses and promote paid by the buyer(s) on behalf of the Company or the acquisition target, as applicable. Should the Dealer Manager provide strategic advisory services related to additional portfolio acquisition transactions, the Company will enter into new arrangements with the Dealer Manager on such terms as may be agreed upon between the two parties.

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Property Manager

We entered into a property management agreement with our Property Manager. Our Property Manager is indirectly wholly-owned by our Sponsor. Donald MacKinnon serves as chief executive officer and president of our Property Manager. Donald Ramon serves as its chief financial officer, treasurer and secretary and Andrew Winer serves as its chief investment officer. Nicholas S. Schorsch, formerly our chief executive officer and chairman of our Board of Directors, and William M. Kahane, chairman of our Board of Directors and formerly our chief executive officer and president, own a controlling interest in our Sponsor. Edward M. Weil, Jr., formerly our president, chief operating officer and secretary is an equity holder of our Sponsor. No fees have ever been paid or reimbursed by the Company under the property management agreement.

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and officers, and certain former directors and officers, providing for indemnification of such directors and officers consistent with the provisions of our Charter. No amounts have been paid by us to these individuals pursuant to the indemnification agreement through May 18, 2015.

Affiliated Transactions Best Practices Policy

In March 2011, our Dealer Manager adopted best practices guidelines related to affiliated transactions applicable to all the issuers whose securities are sold on its platform (which includes the Company) that requires that each such issuer adopt guidelines that, except under limited circumstances, (i) restrict such issuer from entering into co-investment or other business transactions with another investment program sponsored by the American Realty Capital group of companies and (ii) restrict sponsors of investment programs from entering into co-investment or other business transactions with their sponsored issuers.

Accordingly, on January 28, 2013, all of the members of the Board of Directors voted to approve the Company's affiliated transaction best practices policy incorporating the Dealer Manager's best practices guidelines, pursuant to which we may not enter into any co-investments or any other business transaction with, or provide funding or make loans to, directly or indirectly, any investment program or other entity sponsored by the American Realty Capital group of companies or otherwise controlled or sponsored, or in which ownership (other than certain minority interests) is held, directly or indirectly, by Nicholas Schorsch and/ or William Kahane, that is a non-traded REIT or private investment vehicle in which ownership interests are offered through securities broker-dealers in a public or private offering, except that we may enter into a joint investment with a Delaware statutory trust (a “DST”) or a group of unaffiliated tenant in common owners (“TICs”) in connection with a private retail securities offering by a DST or to TICs, provided that such investments are in the form of pari passu equity investments, are fully and promptly disclosed to the stockholders of the Company and will be fully documented among the parties with all the rights, duties and obligations assumed by the parties as are normally attendant to such an equity investment, and that the Company retains a controlling interest in the underlying investment, the transaction is approved by the independent directors of the Board of Directors after due and documented deliberation, including deliberation of any conflicts of interest, and such co-investment is deemed fair, both financially and otherwise. In the case of such co-investment, the Advisor will be permitted to charge fees at no more than the rate corresponding to the Company's percentage co-investment and in line with the fees ordinarily attendant to such transaction. At any one time, our investment in such co-investments will not exceed 10% of the value of our portfolio.

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Background for New Strategy and Advisory Agreement

We have successfully deployed the proceeds of our IPO in a high quality portfolio of 463 net leased commercial real estate properties (the “Net Lease Portfolio”). As of March 31, 2015, the Net Lease Portfolio was 100% leased, with weighted average remaining lease terms of 9.4 years with contractual rent escalators. The next step in our strategy involved assessing liquidity options for our stockholders. On April 20, 2015, we announced that we applied to list our Common Stock on the NYSE. We anticipate that our Common Stock will be listed on the NYSE during the third quarter of 2015. In connection with the Listing, we intend to amend our Charter to change our name to “American Finance Trust, Inc.” Completion of the Listing is subject to final approval by the NYSE. There can be no assurance that our Common Stock will be listed on the NYSE. The charts below provide information on our existing portfolio.

Current Portfolio Composition as of March 31, 2015

Gross Leasable Area (million sq. ft.)	13.1
Occupancy	100%
Average Base Rent ($ per sq. ft.)	$11.74
Weighted Average Lease Term	9.4 Years
# Tenants	43
# States	37
# Industries	18
% Investment Grade Tenants[1]	68.5%
# Properties	463

Lease Expiration Schedule

SF (000)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2015–2019 expirations
Properties: 214 (46%)
Square feet: (12%)
2020–2024+ expirations
Properties: 249 (54%)
Square feet: (88%)
1,135
14
389
396
799
1,748
1,778
798
6,051
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Thereafter

1 Weighted by Net Operating Income

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While completing the deployment of capital and analyzing the Company’s options for a liquidity event, our management continued to assess investment opportunities. Based on certain market trends and conditions, our Advisor recommended, and our Board of Directors agreed that it is in the Company’s best interest to leverage our Net Lease Portfolio and deploy the proceeds in first mortgage and other commercial real estate-related debt investments across all major commercial real estate sectors (such investments collectively, “CRE Debt Investments”).

Charge-off Rates[1] on Commercial Real Estate Loans at Commercial Banks

Favorable conditions for entering market
2.95
2.45
1.95
1.45
0.95
0.45
-0.05
Loss rate
1991
1993
1995
1997
1999
2001
2003
2006
2008
2010
2012
2014

- Commercial real estate loan losses have averaged 0.67% over 23 years
- Losses are reduced when lending at the correct time in the cycle

Compared to pre-crisis lending practices, CMBS loans are now gradually being underwritten with:

- More equity in the capital structure
- Lower loan to value ("LTV") ratios
- Higher debt service coverage ratios
- Higher debt yield requirements
- Underwriting based on existing and less speculative cash flow – signed leases, verified and budgeted expenses
- More stringent loan covenants

Data from the Board of Governors of the Federal Reserve System as of 6/30/14

1 "Charge-off Rates" are the proportion of loans and leases removed from the balance sheet and charged against bank loss reserves. Charge-off rates are annualized, net of recoveries

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On April 15, 2015, upon recommendation by our Advisor and approval our Board of Directors, we adopted new Investment Objectives and Acquisition and Investment Policies (the “New Strategy”). Under the New Strategy we expect to focus on originating and acquiring CRE Debt Investments while maintaining our investments in our Net Lease Portfolio, however we will not forego opportunities to invest in other types of real estate investments that meet our overall investment objectives.

Market Opportunity. We believe that CRE Debt Investments present an attractive investment opportunity given the strength of demand for, and regulatory constraints on the supply of, commercial real estate financing. Commercial real estate transaction volume has been increasing in recent years as commercial property values have recovered from the economic downturn. We believe that these trends will continue, given forecasts for continued strong major sector occupancy and rent growth, and a favorable supply/demand outlook. In addition, approximately $1.3 trillion in commercial mortgage debt is expected to mature in the next four years, with more than $330 billion maturing each year over the next three years. We believe that the commercial mortgage space offers an opportunity for yield and upside potential, which augments the stable income from the Net Lease Portfolio. The charts below show the imbalance between supply and demand for mortgage capital.

Unprecedented Demand for Mortgage Loans: $1.3 Trillion of Maturities Over Next 4 Years

Commercial Real Estate Mortgage Debt Maturities[1]

($ billions)
$1.3 Trillion
450
400
350
300
250
200
150
100
50
0
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Note:

- The commercial mortgage market in the US is $2.5 trillion
- There are $1.3 trillion in mortgages maturing within the next 4 years [1]
- There are more than $330 billion in mortgage maturities each year through 2017
- CRE mortgages have been historically financed by banks and thrifts

Limited Lender Supply of Mortgage Capital

U.S. CMBS Issuance (Data as of 1/5/2015)[2]

($ billions)
250
200
150
100
50
0
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Note:

- Although the CMBS market is functioning, it is downsized compared to historical levels
- Floating rate CMBS market has been volatile and slower to return to previous levels
- Capital requirements, new regulations, and potential risk retention rules may limit overall growth of CMBS issuance

We believe a smaller CMBS market coupled with $1.3 trillion of mortgages maturing creates a substantial opportunity for AFIN

1 Trepp 3Q 2014 report
2 Commercial Mortgage Alert

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We also believe that CRE Debt Investments offer positive risk/return relationships. Commercial real estate loan losses have averaged 0.67% over 23 years, with losses reduced when loans are made at the optimal times in the cycle. Compared to pre-financial crisis lending standards, commercial real estate loans are now being underwritten to require more equity in the capital structure, lower loan-to-value ratios, higher debt service coverage ratios, higher debt yield requirements and more stringent loan covenants and are also being underwritten based on existing, rather than speculative cash flows.

We believe that new capital requirements, regulations and potential risk retention rules will limit the growth of commercial mortgage-backed securities (“CMBS”) issuance. For example, risk retention requirements for securitizations, expected to be finalized in 2015, may cause a reduction in the availability of financing through CMBS securitizations. The Volcker Rule, finalized in 2013 and expected to be implemented in 2017, establishes limits on what a bank may own and its relationship with, hedge funds and private equity funds. Further, the Basel III capital reserve requirements, which are to be phased in over the period from 2015 to 2019, are expected to increase the risk weightings of CRE Debt Investments, making the assets less attractive for regulated banks. These regulatory developments are expected to have the effect of making CRE Debt Investments more costly for banks, thus creating an opportunity for well-capitalized non-bank lenders.

 Business Strategy. We believe that our ability to generate financing proceeds collateralized by the Net Lease Portfolio will provide us with an advantage relative to other non-bank lenders operating in the same market who must generate financing that will likely be more expensive than the financing collateralized by the Net Lease Portfolio. Further, we believe that our Net Lease Portfolio will be complementary to a portfolio of CRE Debt Investments. In addition, our Net Lease Portfolio will continue to provide a tax shield through depreciation deductions that we believe will allow us to hold CRE Debt Investments in a tax efficient manner.

We also believe that our Advisor’s relationship with our Sponsor will provide us with an informational advantage in the market for CRE Debt Investments. Our Sponsor has organized more than twenty real estate investment companies, and has acquired more than 6,000 properties. We believe that our Sponsor’s expertise and active involvement in the commercial real estate market will provide our Sponsor with valuable market intelligence on origination, pricing, loan terms and other aspects of the CRE Debt Investments market.

In addition, we believe that our Sponsor’s large-scale presence in the commercial real estate market, and extensive relationships with financial institutions, mortgage bankers and direct lenders will provide a competitive advantage in the sourcing and evaluation of potential CRE Debt Investments. To select investment opportunities from this pipeline in accordance with our origination, underwriting, closing and asset management strategies, our Advisor has hired a team of professionals with considerable experience in sourcing, evaluating, selecting and managing CRE Debt Investments.

We believe that we are well positioned to operate as a commercial real estate lending platform, which will enable us to efficiently invest in CRE Debt Investments and, through investment in floating-rate CRE Debt Investments, provide an opportunity for durable yield in a rising interest rate environment.

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We expect to focus on originating and acquiring first mortgage and mezzanine loans across all major commercial real estate sectors. Our Advisor will evaluate all potential CRE Debt Investments to determine if the term, security, cash flows and other metrics meet our investment criteria and objectives. We may selectively syndicate portions of these loans, including senior or junior participations, which will effectively provide permanent financing or optimize returns. The chart below reflects our targeted loan structure.

Representative Property Capital Structure

AFIN Targets

- **First Mortgages 55–70%**
- **Credit Loans 10 – 20%**
- **Equity 20–30%**

First Mortgage Loans

- **Opportunity to originate mortgages when there are $1.3 trillion of mortgages in the US maturing within four years, and traditional sources of debt are constrained due to regulatory issues and new investment constraints**
  - Attractive opportunities to lend to experienced operators buying, recapitalizing, and repositioning assets
  - Equity owners' investment will help absorb potential losses prior to loss of loan principal
  - Focus on floating rate loans
  - In place cash flow from tenants or revenues helps to provide cash flow coverage
  - Anticipates loan terms of two to five years
  - As lenders dispose of assets, there is an opportunity to provide interim financing until more permanent financing can be executed

Opportunity: Traditional lending sources (e.g., banks and CLO originators) are constrained from lending by new regulation

Credit Loans

- **Opportunity to lend alongside traditional first mortgage providers who are constrained by new regulations**
  - Lend between 50% and 85% LTV
  - Interest rates of 7.0% - 13.0%
  - Loan terms of two to ten years, both fixed and floating rate
  - Managed CDOs often do not contract at these prices, and commercial banks are hampered by regulation
- **Credit Loans are higher yielding and include: B-Notes[1], Mezzanine Financing, and Preferred Equity**

Opportunity: A large refinancing shortfall projected in 2015-2018 creates ample mezzanine debt opportunities

1 'B-Note' references a subordinate portion of a first mortgage loan

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First Mortgage Loans

We expect to lend to experienced operators that are buying, recapitalizing or repositioning properties, with minimum owner’s equity of 15%-40%. In addition, we may seek personal or corporate guarantees for additional security. First mortgage loans are expected to have a term of two to five years, and may feature equity “kicker” participations.

 First mortgage loans generally feature a lower default rate than other types of debt, due to favorable control features often included in such loans, which may effectively provide a lender with control of the entire capital structure. In addition, the first lien security interest in the underlying property often allows for recovery even in the event of a bankruptcy by the borrower. The relative security, compared to unsecured loans, makes first mortgage loans more liquid than unsecured loans. However, these loans typically generate lower returns than unsecured debt and subordinate debt such as subordinate loans and mezzanine loans.

Credit Loans

We intend to invest in credit loans alongside first mortgage lenders, including, B-notes, which are subordinated interests in first mortgage loans, mezzanine loans, secured by ownership interests in the borrowing entity and preferred equity positions, which provide for a preferred return, with a liquidation preference in the borrowing entity. We expect to lend between 50% and 85% of the property value, at fixed or floating interest rates between 7% and 13%, with loan terms between two and ten years.

New Advisory Agreement. In connection with our New Strategy, our Advisor has established a team of seasoned investment professionals with considerable institutional experience investing through various real estate cycles, both domestically and internationally. Members of our management team have originated more than $50 billion of mortgages and other commercial real estate debt products through multiple channels over the past twenty years. Below are biographies of the team put together by our Advisor.

Don MacKinnon
President & Chief Executive Officer

- Over 25 years of experience in various areas of real estate finance, including mortgage loan originations, high yield portfolio management, structured credit trading, CMBS advisory and real estate workout services
- Previously held Head or Managing Director positions of various real estate finance-related groups at Donaldson Lufkin & Jenrette, Nomura Securities and Cole Real Estate Investments

Donald Ramon
Chief Financial Officer

- Nearly 30 years of experience in real estate finance accounting and operations
- Most recently served as CFO of CMG REIT
- From January 2009 until May 2014 served as CFO of Invesco Mortgage Capital Inc.

Matt Donnelly
Managing Director, Head of Debt Originations

- 20 years of real estate finance experience; has been directly involved in over $15 billion in finance transactions
- Responsible for the oversight of sourcing and underwriting of commercial real estate debt investments and AFIN's nationwide origination team
- Previously Head of real estate finance at Cole Real Estate Investments (5 years) and Managing Director at Bear Stearns (9 years)

Jason Fruchtman
Managing Director, Head of Capital Markets

- 15 years of experience in commercial real estate finance
- Responsible for all CMBS trading, portfolio analytics, managing financing lines, and implementation of long term financing solutions
- Previously held CMBS trading positions at Credit Suisse (10 years) and Guggenheim Securities (5 years)

Andrew Winer
Chief Investment Officer

- 23 years of real estate finance experience
- Previously led teams in Commercial Real Estate Finance at Credit Suisse in CMBS syndication and distribution, loan pricing and hedging and asset management

David Layton
Managing Director, Head of Asset Management

- 20 years of asset management, investment, and valuation experience
- Oversees all post-close investment activities, including borrower compliance, loan administration and loan asset management
- Previously VP of asset management at Brookfield Asset Management (10 years) and Manager of real estate capital markets and financial advisory group at Deloitte (5 years)

Marc Tolchin
Senior Vice President and Counsel

- Previously served as a real estate attorney at Alston & Bird LLP, where he represented institutional lenders in all aspects of commercial real estate finance transactions and restructuring, with a focus on the origination of loans destined for securitization and sale in the secondary market
- Previously a member of the real estate finance practice group at Cadwalader, Wickersham & Taft LLP

Jason Slear
Executive Vice President of Real Estate Acquisitions/Dispositions

- Responsible for sourcing, negotiating, and closing ARC's real estate acquisitions
- Formerly east coast territory director for American Financial Realty Trust (AFRT) where he was responsible for the disposition and leasing activity for a portion of AFRT's 37.3 million square foot portfolio

Note: New management team will be in place effective May 2015

Management team has originated more than $50 billion of commercial loans over the last 20 years

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In connection with the New Strategy and the Listing, on April 29, 2015 the Board of Directors approved the New Advisory Agreement. The New Advisory Agreement simplifies the Company’s existing fee structure and eliminates a number of existing fees. In return, we agreed to changes in the term of the agreement and our rights to change advisors.

The New Advisory Agreement simplifies the fee structure. Under the existing Advisory Agreement, the Company is required to pay the Advisor:

•	An acquisition fee equal to 1.0% of the “Contract Purchase Price” of each investment, subject to certain caps and adjustments in the case of joint ventures. “Contract Purchase Price” means the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a property or the amount of funds advanced with respect to a mortgage, or the amount actually paid or allocated in respect of the purchase of other assets, in each case exclusive of acquisition fees and acquisition expenses, but in each case including any indebtedness assumed or incurred in respect of the property.

•	A financing coordination fee equal to 0.75% of the amount made available and/or outstanding in connection with the financing of any investment, assumption of any loans with respect to any Investment or refinancing of any loan, subject to certain caps.

•	Real estate commissions up to the lesser of (i) 2.0% of the contract sales price of the applicable real estate asset or (ii) one-half of the competitive real estate commission paid if a non-affiliate broker is also involved; provided, however, that in no event may the real estate commission paid to the Advisor, its affiliates and non-affiliates, exceed the lesser of 6.0% of the total consideration received by the Company for the sale and a competitive real estate commission. Real estate commissions are paid only connection with a sale of a real estate asset in which the Advisor or its affiliate provides a substantial amount of services, as determined by the independent directors.

•	An annual subordinated performance fee calculated on the basis of the total return to stockholders, payable monthly in arrears in any year in which the Company’s total return on stockholders’ capital contributions exceeds 6% per annum, in an amount equal to 15% of the excess total return, provided, that the annual subordinated performance fee may not exceed 10% of the aggregate total return for that year.

•	An asset management fee equal to 0.75% per annum of the “Cost of Assets.” The fee is payable within 30 days after the end of each calendar quarter in the amount of the lower of the “Cost of Assets” and the fair value of the Company’s assets multiplied by 0.1875%. “Cost of Assets” means, with respect to a Real Estate Asset, the purchase price, acquisition expenses, capital expenditures and other customarily capitalized costs, but excludes Acquisition Fees associated with the applicable real estate asset.

Under the New Advisory Agreement, acquisition fees, financing coordination fees, and real estate commissions will be payable only with respect of acquisitions pursuant to the which the Company has completed, entered into an agreement in relation to or entered into a letter of intent or otherwise initiated during the 180 day period following the effective date of the New Advisory Agreement and are thereafter eliminated. The New Advisory Agreement eliminates the annual subordinated performance fee and reverses the asset management fee.

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In lieu of these fees, we have agreed to pay the Advisor:

•	A base management fee equal to $4.5 million per quarter plus 0.375% of the cumulative net proceeds of any common and preferred equity raised subsequent to the Listing.

•	A variable management fee payable quarterly in arrears, equal to (i) 15% of the applicable quarter’s “Core Earnings” per share in excess of $0.375 per share plus (ii) 10% of the applicable quarter’s “Core Earnings” per share in excess of $0.50 per share. “Core Earnings” means, for the applicable period, GAAP net income (loss) excluding non-cash equity compensation expense, the variable management fee, acquisition and transaction related fees and expenses, financing related fees and expenses, depreciation and amortization, realized gains and losses on the sale of assets, any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income, one-time events pursuant to changes in GAAP and certain non-cash charges, impairment losses on real estate related investments and other than temporary impairment of securities, amortization of deferred financing costs, amortization of tenant inducements, amortization of straight-line rent, amortization of market lease intangibles, provision for loss loans, and other non-recurring revenue and expenses.

Because certain provisions of the New Advisory Agreement, in addition to amending the Advisory Agreement, require a change to our Charter, the New Advisory Agreement will not become effective until the amendments to the Charter described herein are approved by our stockholders and Articles of Amendment and Restatement implementing those amendments are filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland. Proposals No. 3 through 12 would delete provisions that impact the terms of any advisory agreement such as the following:

•	Term: The Charter permits an advisor to be retained for only one year, although there is no limit to the number of times that that a particular advisor is retained. The term of the New Advisory Agreement, for example, has a term of 20 years with automatic successive 20 year renewals.

•	Termination: The Charter provides that an advisory agreement may be terminated either by a majority of the independent directors of the Company or the advisor on 60 days’ written notice without cause or penalty. Under the New Advisory Agreement, the agreement may be terminated only:

o	by the independent directors of the Company or the Advisor with “cause” (as defined in the New Advisory Agreement) on 45 days’ prior written notice;

o	by the Advisor for “good reason” (as defined in the New Advisory Agreement); or

o	by the Advisor upon a change of control (as defined in the New Advisory Agreement).

34

•	2/25 Limitation: The Charter permits the Company to reimburse an advisor quarterly for total operating expenses incurred by the advisor, so long as “total operating expenses” (as defined in the Charter) that, in the four consecutive fiscal quarters then ended, do not exceed the greater of 2% of “average invested assets” (as defined in the Charter) or 25% of “net income” (as defined in the Charter) (the “2/25 Limitation”). The independent directors may waive the 2/25 Limitation if they find a higher level of expenses is justified based on unusual and non-recurring factors that they deem sufficient. The 2/25 Limitation was included in our Charter to comply with the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, as revised (the “Guidelines”), and are not standard for publicly traded REITs. The New Advisory Agreement deletes the 2/25 Limitation.

Lastly, the Advisory Agreement permits assignment of the agreement by the Advisor to an affiliate with approval of a majority of the directors (including a majority of the independent directors). Under the New Advisory Agreement, the Advisor may assign the agreement to (a) an affiliate of the Advisor, or (b) to any party with expertise in commercial real estate and, together with its affiliates over $100 million of assets under management without approval by the Board of Directors.

35

Proposal No. 2 —

Ratification of Appointment of Independent
Registered PUBLIC Accounting Firm

The audit committee of the Board of Directors has selected and appointed KPMG as our independent registered public accounting firm to audit our consolidated financial statements as of, and for the year ended December 31, 2015. In connection with the Company’s registration statement on Form S-11 for its IPO, Grant Thornton LLP (“Grant Thornton”) served as the Company’s independent registered public accounting firm and audited the Company’s financial statements included in the registration statement as of October 15, 2013, as of December 31, 2013 and for the period from January 22, 2013 (date of inception) to December 31, 2013. On January 22, 2015, Grant Thornton resigned, and on February 23, 2015, we engaged KPMG as our independent registered public accounting firm to audit our consolidated financial statements for the year ended December 31, 2014. The resignation of Grant Thornton was not the result of any disagreements with Grant Thornton and there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K. KPMG reports directly to our audit committee.

Although ratification by stockholders is not required by law or by our bylaws, the audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time if the audit committee believes that such a change would be in the best interests of the Company and its stockholders. If our stockholders do not ratify the appointment of KPMG, the audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent auditors.

A representative of KPMG will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees

No fees for professional services rendered by KPMG were incurred during the year ended December 31, 2014 because we did not engage KPMG until February 2015.

Audit Fees

Audit fees billed by KPMG were $1,550,000 for the year ended December 31, 2014. The fees were for professional services rendered for the audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2014.

Audit Related Fees

There were no audit related fees billed by KPMG for the year ended December 31, 2014.

Tax Fees

There were no tax fees billed for the years ended December 31, 2014 and 2013.

All Other Fees

There were no other fees billed for the years ended December 31, 2014 and 2013.

36

Pre-Approval Policies and Procedures

In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by Grant Thornton and KPMG were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG AS THE COMPANY’S INDEPENDENT AUDITOR.

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Introductory Note — Proposals No. 3 Through 12

We have applied to list our shares of Common Stock on the NYSE. As noted above, our Advisor recommended and our Board of Directors approved our New Strategy, which involves changes to our Investment Objectives and Acquisition and Investment Policies that will be implemented in connection with the Listing. As part of the process of the Listing, our Board of Directors also reviewed our Charter and recommends amending it so that it is more consistent with the charters of other publicly-traded REITs. Because our shares were not originally listed at the time of our IPO, our current Charter differs from the charters of other publicly-traded REITs primarily because we were required to register our offerings with the securities administrators in each state in which we offered securities, as well as with the SEC. Most traded REITs list their shares at the time of their IPO. Many state securities administrators require issuers whose shares are not listed and who are engaged primarily in investing in equity interests in real estate, or in loans secured by real estate, or both, to include provisions in their charters that derive from the Guidelines.

Many of the provisions from the Guidelines that we were required to include in our Charter are redundant, or may conflict, with provisions contained in the Maryland General Corporation Law (the “MGCL”). Many traded REITs are also governed by the MGCL but do not have charters with these potentially conflicting or redundant provisions. We believe that, at a minimum, these provisions may create interpretive questions and result in uncertainty, which could affect our ability to operate our business and advance our strategic objectives. Certain restrictions may also create impediments to our ability to raise capital. Other provisions from the Guidelines impose conditions on our Board of Directors or limit the Board of Directors’ authority in ways not required by the MGCL. We believe that in the future, these provisions could have an adverse effect on the Company by preventing us from being able to respond quickly to changing circumstances or take advantage of new opportunities.

In Proposals No. 3 through 12 (the “Amended and Restated Proposals”), as described in more detail below, we are proposing to amend our current Charter to remove or revise the provisions in our Charter included from the Guidelines. In doing so, we believe the resulting Charter will be similar to those of publicly-traded REITs incorporated in Maryland. If approved by our stockholders, effectiveness of the Amended and Restated Proposals is contingent upon the Articles of Amendment and Restatement of our Charter (the “Proposed Amended and Restated Charter”) being filed with, and accepted for record by, the State Department of Assessments and Taxation of the State of Maryland. If approved by our stockholders, we anticipate filing the Proposed Amended and Restated Charter on or about the time that our Common Stock is approved for listing on the NYSE. We also intend to change the Company’s name to “American Finance Trust, Inc.” concurrent with listing on the NYSE.

Related to the proposed amendments to our Charter, we have also entered into the New Advisory Agreement. The New Advisory Agreement is contingent upon approval of the Charter amendments. Although the Amended and Restated Proposals may remove certain stockholder voting provisions and stockholder rights, as discussed in more detail below, we are of the view that the Amended and Restated Proposals will provide us with greater flexibility in implementing our overall business plan and exploring potential strategic opportunities, if and when these opportunities become available. See the section entitled “Background of New Strategy and Advisory Agreement” on page 27 for a description of the New Advisory Agreement.

The full text of the Proposed Amended and Restated Charter is attached hereto as Exhibit A-I and has been marked in Exhibit A-II to reflect changes from our current Charter. The following descriptions of the Amended and Restated Proposals collectively summarize the amendments our Board of Directors has approved in the Proposed Amended and Restated Charter, which is wholly qualified by reference to Exhibit A-I, which you should read in its entirety. Our Board of Directors, including all of the independent directors, has determined that the proposed amendments set forth in the Proposed Amended and Restated Charter are advisable and, therefore, recommends that stockholders vote “FOR” each of Proposals No. 3 through 12.

Approval of each of Proposals No. 3 through 12 is conditioned on approval of every other of Proposals No. 3 through 12. This means for the Proposed Amended and Restated Charter to be approved and implemented, our stockholders must vote “FOR” each of Proposals No. 3 through 12.

In the following summaries of the proposed amendments to our Charter that we are asking stockholders to approve, article and section references are to the articles and sections of our current Charter unless otherwise noted.

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Proposal No. 3 —

Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding Our Stock

As described above under “Introductory Note,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 3, we are proposing to remove or revise those provisions that relate to the terms and rights of our classes and series of stock, including our Common Stock, and to offerings of our stock, all as more particularly described below:

1.	Section 5.2. Stock — Common Shares — Description and Section 5.3. Stock — Preferred Shares. If adopted, this proposal would delete the second half of the last sentence (after the semi-colon) under Section 5.2(ii) and the second half of the sentence (after the semi-colon) under Section 5.3. These provisions limit the voting rights that may be accorded to shares sold in a private offering. We believe that the Board of Directors, in accordance with the standard of conduct imposed on each director by the MGCL, should have the flexibility to respond to trends in the equity capital markets by determining what terms and rights of a new class or series of stock, including voting rights, would be in the best interest of the Company at the time of issuance. Deleting these provisions may increase the possible dilutive effect of potential future issuance(s) of stock in private offerings.

2.	Section 5.7. Stock — No Issuance of Share Certificates. If adopted, this proposal would delete this section entirely. This section provides that unless otherwise provided by the Board of Directors, the Company shall not issue stock certificates.

3.	Section 5.2(iii). Stock — Common Shares — Distribution Rights. If adopted, this proposal would (i) recognize the Board of Directors’ power to authorize distributions to be paid in securities of the Company to holders of stock of the Company and (ii) delete the last sentence of this section, which prohibits distributions in kind. Although we have no present intent to pay any distributions in kind, including in securities of the Company, there could be circumstances in the future where doing so may be in the best interests of the Company and its stockholders, and we believe the Board of Directors, constrained by the standard of conduct imposed on each director by the MGCL, should have the authority to do so in the exercise of its business judgment.

4.	Section 5.1. Stock — Authorized Shares and Section 12.1. Limitation of Stockholder Liability. If adopted, this proposal would delete the statement in Section 5.1 that all shares shall be fully paid and nonassessable when issued and in Section 12.1 that all shares issued to stockholders shall be nonassessable. We believe that our Board of Directors, consistent with the standard of conduct imposed on each director by the MGCL, should have the flexibility to respond to trends in the equity capital markets by, for example, determining that issuing a new class or series of assessable stock in a private offering is advisable. Under the MGCL, if we were to issue assessable stock in the future, which we currently have no plans to do, that assessable stock would be of a different class or series than our currently outstanding Common Stock and that issuance would not affect the rights of our current stockholders.

5.	Section 5.2(ii). Stock — Common Shares — Description. If adopted, this proposal would revise Section 5.2(ii) to clarify that, except as otherwise specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

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APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 12, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 12. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD OF DIRECTORS: The Board of Directors, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 3 to be advisable, and therefore, the Board of Directors recommends that you vote “FOR” Proposal No. 3.

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Proposal No. 4 —

Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding Stockholder Voting Rights

As described above under “Introductory Note,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 4, we are proposing to remove or revise those provisions that relate to stockholder voting rights, all as more particularly described below:

1.	Section 11.1. Stockholders — Meetings of Stockholders. If adopted, this proposal would delete this section entirely. This section (i) sets forth certain requirements regarding annual and special meetings of stockholders, including the location of meetings, the time for holding annual meetings and the notice for meetings; (ii) provides that our secretary must call a special meeting upon written request of stockholders holding at least 10% of the outstanding shares of Common Stock entitled to vote at the meeting and (iii) provides that the Board of Directors may not take certain actions without the approval of holders of a majority of the shares of Common Stock. The Company believes that these procedural matters are better addressed in (and duplicative of provisions already in) the Company’s bylaws. However, because the Board of Directors has the exclusive power to amend the bylaws, it has amended the bylaws to increase the threshold required for calling a special meeting of stockholders from 10% to a majority (the customary percentage for a publicly-traded Maryland corporation) without a stockholder vote. This section also provides that the quorum for a meeting of stockholders is at least 50% of the votes entitled to be cast at such meeting on any matter. If this proposal is adopted, then a quorum for the Annual Meeting will be determined in accordance with the applicable provisions of the MGCL and as set forth in our bylaws. Currently under the MGCL, at a meeting of stockholders the presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting would constitute a quorum. The Board of Directors has amended the bylaws to mirror this provision of the MGCL. With respect to item (iii), this section is redundant of the MGCL, which already sets forth the matters on which stockholders are entitled to vote.

2.	Section 11.2. Stockholders — Voting Rights of Stockholders and Section 7.6. — Stockholder Concurrence Required. If adopted, this proposal would delete these sections entirely. Section 11.2 sets forth the types of matters on which stockholders are entitled to vote and Sections 11.2 and 7.6 provide that the Board of Directors may not take certain actions without the approval of holders of a majority of the shares of Common Stock (similar to Section 11.1). Sections 11.2 and 7.6 are redundant of the MGCL, which already sets forth the matters on which stockholders are entitled to vote, and, to the extent Section 11.2 purports to give stockholders the power to amend the Charter or dissolve the Company without action by the Board of Directors, conflicts with the MGCL, which requires that charter amendments and dissolution be declared advisable by the Board of Directors. These amendments clarify that the MGCL governs the instances in which the Board of Directors must get approval from stockholders.

3.	Section 11.3. Stockholders — Extraordinary Actions. If adopted, this proposal would provide that the existing provision requiring a majority vote for approval of all extraordinary actions under the MGCL does not apply to director removal (which, as further discussed below, will be subject to a two-thirds rather than a majority vote requirement under the Proposed Amended and Restated Charter) and to charter amendments relating to director removal and the vote required to amend the director removal provision.

4.	Article XIII. Amendments. If adopted, this proposal would revise this article to clarify, consistent with the MGCL, that any amendment to the Charter shall be valid only if it is declared advisable by the Board of Directors, in addition to being approved by the stockholders when required by the MGCL. This article would also be revised to specify that revisions to certain limited provisions of the Charter relating to director removal and the vote required to amend the director removal provision will require the affirmative vote of stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter (see also the revision of Section 11.3 above).

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The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 12, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 12. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD OF DIRECTORS: The Board of Directors, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No.4 to be advisable, and therefore, the Board of Directors recommends that you vote “FOR” Proposal No. 4.

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Proposal No. 5 —

Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding Stockholder Information Rights

As described above under “Introductory Note,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 5, we are proposing to remove or revise those provisions that relate to stockholder information rights, all as more particularly described below:

1.	Section 11.5. Stockholders — Right of Inspection and Section 11.6. Stockholders — Access to Stockholder List. If adopted, this proposal would delete these sections entirely. The MGCL contains provisions that would continue to govern the access that stockholders would have to our books and records and the rights of a stockholder to inspect our list of stockholders. Importantly, the MGCL sets limits on who may inspect or review a corporation’s books and records or stockholder list. If Sections 11.5 and 11.6 are deleted, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under the MGCL, which are more restrictive than those included in our current Charter. Although our Board of Directors believes that these deletions will, among other things, increase the Company’s ability to protect the privacy of its stockholders, they may make it more difficult for a third party such as a potential acquirer to contact stockholders, and therefore the removal of these provisions may make predatory and activist activities against the Company more difficult by increasing the threshold at which stockholders may access information related to our other stockholders. The proposed changes may also make it more difficult for our stockholders to gain access to corporate documents or to communicate with each other to influence management, which could result in different policies, actions or Board of Directors composition than what may have resulted under the current Charter.

2.	Section 11.7. Stockholders — Reports. If adopted, this proposal would delete this section entirely. This section sets forth requirements regarding the type of information to be included in the Company’s Annual Report, including a report from the independent directors that the policies being followed by the Company are in the best interest of the stockholders and the basis for this determination. The Company believes that substantially all of the requirements set forth in this section are similarly required by various provisions of the federal securities laws and complied with by the Company in its various filings under the Exchange Act, except the requirement to distribute an Annual Report with the following information specified by the Guidelines: the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the Company stated as a percentage of average invested assets and as a percentage of net income, and a report from the independent directors that the policies being followed by the Company are in the best interests of our stockholders and the basis for such determination. As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to Annual Reports, as well as the general provisions of the MGCL requiring us to prepare an annual statement of affairs. Thus, we expect to continue distributing an Annual Report to our stockholders with disclosure of the information required under the rules and regulations of the SEC and the MGCL.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

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IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 12, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 12. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD OF DIRECTORS: The Board of Directors, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 5 to be advisable, and therefore, the Board of Directors recommends that you vote “FOR” Proposal No. 5.

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Proposal No. 6 —

Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Composition of Our Board of Directors

As described above under “Introductory Note,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 6, we are proposing to remove or revise those provisions that relate to the qualifications, number, election, removal and service of our directors as more particularly described below:

1.	Section 6.1. Board of Directors — Number of Directors. Under Section 6.1, our Board of Directors must be comprised of not less than three nor more than ten directors and a majority of the Board of Directors must be comprised of “independent directors.” If adopted, this proposal would delete these requirements, which are more restrictive than the requirements of the MGCL. As amended and restated, Section 6.1 would also specify that, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any vacancies on the Board of Directors may be filled only by the remaining directors in office (even if they do not constitute a quorum), instead of a majority of the stockholders. The proposal would also delete the requirement that only independent directors shall nominate replacements for vacancies among the independent director positions.

2.	Section 6.2. Board of Directors — Experience. If adopted, this proposal would delete this section entirely. Under Section 6.2, all of our directors must have at least three years of “relevant experience,” at least one of our independent directors must have three years of “relevant real estate experience” and at least one of our independent directors must be a “financial expert with at least three years of relevant finance experience.” The Guidelines do not describe what constitutes “relevant experience,” and we believe these requirements may be potentially ambiguous and difficult to apply to a particular nominee or nominees. Further, a person not meeting these standards may nevertheless add an important element to our Board of Directors. If adopted, this proposal would delete these requirements. We believe the Board of Directors and our stockholders, in consideration of the many characteristics that may make a nominee a valuable addition to our Board of Directors, should have discretion in determining persons to be nominated to serve on our Board of Directors. In addition, the Board of Directors will remain subject to the SEC’s proxy rules that require the Board of Directors to disclose in the Company’s proxy statement the reason each independent director was nominated.

3.	Section 6.3. Board of Directors — Committees. If adopted, this proposal would delete this section entirely. Section 6.3 requires that the majority of the members of each committee of our Board of Directors must be independent directors and that the audit committee must be composed solely of independent directors. We believe that this provision, which would require even ad hoc committees (such as a pricing committee) to be comprised of a majority of independent directors, is unduly restrictive and that the Board of Directors should have the discretion to determine committee membership on a case-by-case basis. In addition, the Listed Company Manual of the NYSE already dictates that listed companies like us must have a majority of independent directors within one year of being listed. The Listed Company Manual of the NYSE also dictates that the audit committee of listed companies like us be composed entirely of independent directors, and that the compensation and nominating and corporate governance committees of listed companies like us be comprised entirely of independent directors.

4.	Section 6.4. Board of Directors — Term. If adopted, this proposal would delete this section entirely. This section provides that (i) each director shall hold office for one year, until the next annual meeting of stockholders, and until his or her successor is elected and qualifies; and (ii) that directors may be elected to an unlimited number of successive terms. We believe this provision is redundant with the MGCL given that we do not have a classified Board of Directors. Under the MGCL, each director on an unclassified board also will continue to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualifies.

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5.	Section 6.6. Board of Directors — Resignation, Removal or Death. If adopted, this proposal would make certain revisions to this section, including: (i) technical changes to the resignation procedures, (ii) changes to removal procedures, including specifying that the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors (instead of the current majority) will be necessary to remove a director, and (iii) defining “cause” for the purposes of the removal procedures.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 12, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 12. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD OF DIRECTORS: The Board of Directors, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 6 to be advisable, and therefore, the Board of Directors recommends that you vote “FOR” Proposal No. 6.

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Proposal No. 7 —

Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Conduct of Our Board Of Directors

As described above under “Introductory Note,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 7, we are proposing to remove or revise those provisions that relate to the qualifications, number, election, removal and service of our directors as more particularly described below:

1.	Section 6.5. Board of Directors — Fiduciary Obligations. If adopted, this proposal would delete this provision entirely. Section 6.5 states that the Company’s directors serve in a fiduciary capacity to the Company and that the directors also have a fiduciary duty to the stockholders, including a specific fiduciary duty to supervise the relationship of the Company with the Advisor. Our directors are held to the standard of conduct imposed under the MGCL, which requires a director to perform his or her duties in good faith, in a manner he or she reasonably believes to be in our best interests and with the care that an ordinarily prudent person in a like position would use under similar circumstances. We believe the vague language originally included in the Charter from the Guidelines that appears in Section 6.5 may create ambiguity as to the standard required of our directors. Deleting this section would clarify that our directors are held fully to the standard imposed by the MGCL.

2.	Section 7.2. Powers of the Board of Directors — Authorization by Board of Stock Issuance. If adopted, this proposal would delete the last clause of the sentence under this section, which provides that a majority of the independent directors that have no interest in the transaction described in Section 7.2 must approve any offering of preferred stock and shall have access to the Company’s or independent counsel.

3.	Section 7.7. Powers of the Board of Directors — Vote of Majority of Independent Directors. If adopted, this proposal would delete the requirement (which is more restrictive than the MGCL requires) that the independent directors approve certain specified matters.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NOS. 3 THROUGH 12, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 12. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD OF DIRECTORS: The Board of Directors, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 7 to be advisable, and therefore, the Board of Directors recommends that you vote “FOR” Proposal No. 7.

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Proposal No. 8 —

Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Conduct of Company Business

As described above under “Introductory Note,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 8, we are proposing to remove or revise those provisions that limit or regulate how the Company operates and the process by which it engages in transactions, all as more particularly described below:

1.	Section 5.14. Stock — Repurchase of Shares. If adopted, this proposal would delete this provision entirely. The Company’s Share Repurchase Program was terminated on April 15, 2015 in anticipation of the Listing. The Company believes that this provision is unnecessary once the Common Stock is listed on a national securities exchange. In addition, share repurchase programs such as these are not typically the subject of charter provisions.

2.	Section 5.15. Stock — Distribution Reinvestment Plans. If adopted, this proposal would delete this provision entirely. Distribution reinvestment plans such as these are not typically the subject of charter provisions.

3.	Section 9.3 Investment Limitations. If adopted, this proposal would delete this provision. Section 9.3 of the existing Charter outlines a number of restrictions on the type of assets in which the Company may invest or establishes conditions on the investments. For example: Clause (i) states that not more than 10% of our assets may be unimproved real property or mortgage loans on unimproved real property. Clause (ii) states that we may not invest in commodities or commodity futures contracts except for hedging purposes. Clauses (iii) through (v) prohibit investments in mortgage loans without an appraisal or if the aggregate of all mortgage loans secured by the invested or unimproved property exceeds 85% of the appraised value or that are subordinate to any mortgage or equity interest of any director or affiliate thereof. Clause (vi) prohibits the Company from issuing certain securities. Clause (vii) requires approval by a majority of the Board of Directors, including a majority of the independent directors, for consideration paid for real property and an independent appraiser if such property is acquired from an affiliate. Clause (viii) requires the Company to review its investment activities to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940. Clause (ix) prohibits the Company from making investments that it believes will be inconsistent with its objectives of qualifying as a REIT. Clause (x) prohibits the Company from investing in real estate contracts of sale unless such contracts are in recordable form. Clause (xi) prohibits the Company from lending money to any of the Directors or executive officers. Clause (xii) prohibits investments in private equity securities unless approved by a majority of the Board of Directors, including a majority of the Independent Directors, as being fair, competitive and commercially reasonable. Clause (xiii) prohibits the Company from engaging in any short sales. Clause (xiv) prohibits the company from engaging in trading, as compared with investment activities. Clause (xv) prohibits the Company from underwriting activities. Clause (xvi) prohibits the Company from investing in foreign currency or billion. Clause (xvii) prohibits the Company from engaging in borrowing that would result in asset coverage of less than 300%. Clause (xviii) prohibits the Company from acquiring interests or securities in any entity holding investments or engaging in activities prohibited by Section 9.3.

In each case, we believe our Board of Directors should have the authority, constrained by the standard of care imposed on each director by the MGCL, to decide what type of assets we should invest in or the type of transactions in which we may engage. We believe that increased flexibility could be advantageous in implementing our business plan. Nevertheless, deleting this Section may increase the risk that we will pursue transactions such as those referenced above, which, if the investments perform poorly, could adversely affect our results of operations and the value of your investment in us.

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4.	Article XIV. Roll Up Transactions. If adopted, this proposal would delete this article entirely. This article imposes procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”). Since the time that the Guidelines were promulgated, federal securities laws have been amended to accord stockholders similar rights in a roll-up transaction to those that are accorded by the current Charter. Although deleting this article may reduce certain rights of stockholders, we believe that stockholders will continue to have similar rights to approve or participate in a roll-up transaction, but this deletion may also increase our flexibility to enter into a roll-up transaction that our Board of Directors determines to be in our best interest and that is approved by our stockholders.

5.	Article XV. Duration. If adopted, this proposal would delete this article entirely. This article requires, subject to stockholder approval and unless postponed, the liquidation of the Company if the Board of Directors has not pursued a Liquidity Event (as defined in the Charter) by the sixth anniversary of the termination of the Company’s IPO. Given that the Company intends to list its shares on the NYSE (which is included under the definition of Liquidity Event in the Charter), this section will no longer be relevant.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUALMEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 12, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 12. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD OF DIRECTORS: The Board of Directors, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 8 to be advisable, and therefore, the Board of Directors recommends that you vote “FOR” Proposal No. 8.

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Proposal No. 9 —

Approval of Proposed Amendments to the Charter to Revise or Add Provisions Restricting Transfer and Ownership of Shares

As described above under “Introductory Note,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In order to maintain the Company’s tax-preferred REIT qualification under the Code, (i) any five individuals, as defined under the Code, may not own 50% or more of the shares of the Company’s stock and (ii) the Company must have at least 100 stockholders, during specified periods of time. In addition, the Code imposes limitations on stock ownership by the Company, and its affiliates, of the Company’s tenants. To help assure that the Company meets these requirements and thereby preserves the value of the Company’s REIT qualification for all our stockholders (among other purposes), the Charter has included ownership and transfer restrictions for the Company’s stock since the time we were formed and first raised capital. Although we believe that no violation of the aforementioned stock ownership limitations for REITs under the Code has occurred under the current Charter, we also believe the proposed amendments to the ownership and transfer restrictions for our stock accord with practices that have evolved in the charters of REITs similar to the Company and will help to further mitigate any risk to the Company’s REIT qualification. Under the current Charter, the general ownership limit is set as 9.8% in value of the aggregate of our outstanding stock and 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of our stock, and we are not proposing to amend that general limit at this time. However, if adopted, this proposal would (i) amend the definition of “Aggregate Share Ownership Limit” to clarify, as already provided in Section 5.9(ii)(h) of the Charter, that the Board of Directors may change the general ownership limit from 9.8%, and (ii) make certain other clarifying edits to the definitions and provisions of Section 5.9 of the Charter.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 12, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 12. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD OF DIRECTORS: The Board of Directors, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 9 to be advisable, and therefore, the Board of Directors recommends that you vote “FOR” Proposal No. 9.

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Proposal No. 10 —

Approval of Proposed Amendments to the Charter to Remove Provisions Stating that the Guidelines Control Interpretation of Our Charter

As described above under “Introductory Note,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 10, we are proposing to delete the last clause of Section 7.5 (and amend other related provisions of Section 7.5), which provides that the Guidelines control interpretation of our Charter to the extent the Board of Directors determines that they conflict with any non-mandatory provisions of the MGCL. As described above, we are proposing to remove many of the provisions from our Charter originally included from the Guidelines. Accordingly, we believe that such provisions of Section 7.5 would no longer be applicable. Moreover, we believe that Guidelines frequently are vague or ambiguous, and there is no statement of policy or other basis in the Guidelines by which to clarify those ambiguities. Extensive case law exists interpreting provisions of corporate charters under the MGCL and courts have developed expertise in interpreting these provisions. We believe, therefore, that it is in the interest of the Company and our stockholders that applicable law control interpretation of our Charter, notwithstanding anything in the Guidelines.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 12, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 12. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD OF DIRECTORS: The Board of Directors, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 10 to be advisable, and therefore, the Board of Directors recommends that you vote “FOR” Proposal No. 10.

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Proposal No. 11 —

Approval of Proposed Amendments to the Charter to Remove or Revise Provisions Relating to Our Sponsor and Advisor and their Affiliates

In this Proposal No. 11, we are proposing to amend and restate our current Charter to remove or revise certain provisions, many of which were originally included in our current Charter to comply with the Guidelines. These amendments impact the terms of our amended and restated advisory agreement with our Advisor. The New Advisory Agreement is contingent upon approval by the Company’s stockholders of Sections 8.1 and 8.5 of the Amended and Restated Charter. See the section entitled “Background of New Strategy and Advisory Agreement” on page 27 for details about the New Advisory Agreement.

1.	Article VIII. Advisor. Since its formation, the Company’s day-to-day operations have been managed by our Advisor, under the supervision of our Board of Directors and pursuant to the terms and conditions of our Charter. Article VIII sets forth parameters governing the Company’s relationship with the Advisor, including appointment, supervision, fiduciary obligations, termination, fees, organization and offering expenses limitations and reimbursement for expenses. The Board of Directors is required to act in accordance with the standard of conduct imposed by the MGCL in overseeing the Company’s affairs, including its relationship with the Advisor. If adopted, this proposal would delete Article VIII entirely. Our relationship with the Advisor will be governed by the New Advisory Agreement between the Company and the Advisor as described below.

Section 8.3 of the existing Charter provides that the Advisor shall have a fiduciary responsibility and duty to the Company and to the stockholders. If adopted, this proposal would delete this provision entirely. This provision was included in our Current Charter to comply with the Guidelines and is not standard for publicly-traded REITs. Additionally, the Board of Directors is required to act in accordance with the standard of conduct imposed by the MGCL in overseeing the company’s affairs, including its relationship with the Advisor.

Under Article VIII of the existing Charter, the aggregate amount of acquisition fees and financing coordination fees may not exceed 1.5% of the contract purchase price for all of the assets acquired. Further, the total amount of acquisition fees, acquisition expense reimbursements, financing coordination fees, disposition fees and subordinated distributions by the operating partnership payable to the Advisor (or its assignees), together with the fair market value of any shares of restricted stock granted under our restricted share plan, may not exceed (a) 6% of all properties’ aggregate gross contract purchase price, (b) as determined annually, the greater, in the aggregate, of 2% of average invested assets and 25% of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period, (c) disposition fees, if any, of up to 3% of the contract sales price of all properties that we sell and (d) 15% of remaining net sales proceeds after return of capital contributions plus payment to investors of a 6% cumulative, pre-tax, non-compounded return on the capital contributed by investors. The limitations described in this paragraph would be removed if this proposal is approved.

Section 8.11 of the existing Charter provides for the reimbursement of expenses by the Company to the Advisor for any amount by which the Company’s operating expenses at the end of the four preceding fiscal quarters exceeds the greater of (a) 2% of average invested assets and (b) 25% of net income. These provisions were included in our current Charter to comply with the Guidelines and are not standard for publicly traded REITs. If adopted, this proposal would delete this provision entirely. Removing this provision creates a risk that our expenses may exceed the limits in the future, which could affect our financial condition and results of operations. Although the New Advisory Agreement has no expense reimbursement limit, the independent directors may terminate the agreement upon 60 days’ written notice with cause, which includes negligent breach of fiduciary duty.

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2.	Article X. Conflicts of Interest. Article X (i) governs how certain transactions between the Company and our Sponsor, Advisor, directors or officers or any of their affiliates are conducted due to the potential for conflicts of interest and (ii) sets forth certain conflict resolution procedures. If adopted, this proposal would delete this article entirely. We believe our Board of Directors should have the flexibility, subject to the standard of conduct imposed on each director by the MGCL, to decide that a transaction negotiated for us by personnel employed directly by our Sponsor, our Advisor, directors or officers or any of their affiliates is in the best interest of the Company. Moreover, under Maryland law, a transaction between a company and any of its directors or any other entity in which any of its directors is a director or has a material financial interest is voidable unless the transaction is approved by the affirmative vote of a majority of disinterested directors or a majority of the votes cast by disinterested stockholders or is fair and reasonable to the company. In addition, the New Advisory Agreement requires that the Advisor report to the Board of Directors regarding any conflicts of interest and its method for allocating investment opportunities among the Company and competing investment entities. The Advisor plans to enter into an allocation agreement with us that will set forth the methods for allocating investment opportunities with competing investment entities managed by affiliates of the Advisor.

3.	Section 11.4. Stockholders — Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. Section 11.4 provides that votes by the Advisor, our director(s) or any of their affiliates will not be counted in a vote of our stockholders regarding removal of the Advisor, such director(s) or any of their affiliates or any transaction between the Company and any of them. If adopted, this proposal would delete this provision entirely.

4.	Section 12.2. Liability of Stockholders, Directors, Advisors and Affiliates; Transactions between Affiliates and the Company — Limitation of Director and Officer Liability; Indemnification and Section 12.3. Liability of Stockholders, Directors, Advisors and Affiliates; Transactions between Affiliates and the Company — Payment of Expenses. We are proposing to amend these sections to require the Company to exculpate and to give the Company the power to obligate itself to indemnify our directors and officers to the maximum extent permitted by the MGCL. Sections 12.2 and 12.3 currently include limitations on exculpation and indemnification of, and advancement of expenses to, our directors and officers that were originally included from the Guidelines. Under the MGCL, a corporation may include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. In addition, the MGCL generally permits a corporation to indemnify its directors and officers for losses, liabilities and expenses, unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. We believe these are appropriate limits to exculpation and indemnification because they describe acts or omissions that are presumptively not in the interests of the Company and for which, therefore, it is not appropriate that the Company would bear the risk. We are proposing to delete the additional limitations imposed in Sections 12.2 and 12.3 of the current Charter.

We believe exculpation and indemnification to the maximum extent permitted by the MGCL is appropriate because the Company can only act through its directors and officers. Hence, when they act in their capacity as directors and officers, our directors and officers are acting for and on behalf of the Company and not for their own account. Moreover, in the absence of exculpation and indemnification, we would be shifting the risks from those actions onto our directors and officers while internalizing the benefits from them. The market for talented and experienced nominees to stand for election as director and executives to serve as officers is competitive. Although we have not yet encountered difficulty in attracting qualified director nominees or officers, it is possible that in the future the best candidates will be attracted by other firms that do not have exculpation and indemnification limitations as onerous as those that were originally included in the current Charter from the Guidelines.

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In connection with the aforementioned revisions to remove limitations on exculpation and indemnification of directors and officers originally included from the Guidelines, we are also proposing to remove the limitations on advancements to directors and officers for legal and other expenses and costs. We believe these changes are appropriate in connection with the proposed removal of limitations on exculpation and indemnification of directors as described above. To be most effective, and to make our Charter consistent with the charters of many publicly-traded REITs, we believe that the ability to advance expenses under the Charter should follow the MGCL as do the proposed exculpation and indemnification provisions discussed above. Otherwise, the limitations on advancement of expenses in the current Charter may diminish a director’s or officer’s financial ability to defend against claims and losses for which the Company may ultimately be financially responsible under the proposed amendments to the indemnification provisions of the Charter. Under the MGCL, a director or officer who seeks advancement of expenses must undertake to repay any amount advanced by the Company if it is ultimately determined that the director’s or officer’s action or omission did not meet the standards for indemnification.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 12, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 12. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD OF DIRECTORS: The Board of Directors, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 11 to be advisable, and therefore, the Board of Directors recommends that you vote “FOR” Proposal No. 11.

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Proposal No. 12 —

Approval of Proposed Amendments Regarding Conforming Changes and Other Ministerial Modifications to and Restatement of the Charter

In addition to the proposed amendments to the Charter particularly described in Proposals No. 3 through 11 above, we are proposing in this Proposal No. 12 to amend the Charter to integrate all of the amendments to the Charter proposed in Proposals No. 3 through 11, to update and delete (as appropriate) defined terms, to conform cross-references and section titles, to make other immaterial typographical and drafting changes throughout the Charter, and to restate the Charter to incorporate all the amendments approved in Proposals No. 3 through 11 along with all previously approved amendments and articles supplementary in the form attached hereto as Exhibit A-I. A vote for Proposal No. 12 will not count as a vote for Proposals No. 3 through 11. We believe that none of these ministerial amendments would materially affect the rights or preferences of our stockholders (except as they reflect Proposals No. 3 through 11 above). We believe that these amendments and the restatement are advisable in order to simplify reference to the Charter for our stockholders, directors, officers, employees, agents and advisors. In addition to the foregoing, in this Proposal No. 12, we are also proposing to amend and restate our current Charter to remove the following provisions, which by their express terms are no longer applicable for a listed company.

1.	11.8. Stockholders — Tender Offers and 5.9(ii)(j) — Non-Compliant Tender Offers. If adopted, this proposal would delete these sections entirely. These sections set forth certain requirements governing tender offers for shares of Common Stock, including the rights and obligations of the Company, as well as the person making the tender offer and stockholders participating in the tender offer. These sections, however, do not apply to any shares of Common Stock that are listed. Therefore, given that we intend to list on the NYSE, the Company believes that these sections are no longer necessary.

2.	Section 5.8. Stock — Suitability of Stockholders. If adopted, this proposal would delete this section entirely. Because we intend to list on the NYSE, stockholders will be able to sell their shares and achieve liquidity much more readily, eliminating the concern regarding whether a stockholder had the financial capacity to hold its shares indefinitely.

3.	Article IX. Investment Objectives and Limitations. If adopted, this proposal would delete this article entirely. Section 9.1 tasks the independent directors with reviewing the investment policies of the Company. Sections 9.2 outlines permitted investments. Because we intend to list on the NYSE, this article is unnecessary and largely no longer applicable. Section 9.3 is discussed in Proposal No. 8.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 12, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 12. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

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Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than 10% of the Common Stock of the Company to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such officers, directors and 10% stockholders of the Company are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2014, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were timely satisfied, with the exception noted below.

Each of Messrs. Kahane and Burns filed one late report. Mr. Kahane filed a late report on Form 3 that was due in connection with his election as an officer of the Company. Mr. Burns filed a late report on Form 4 that was due in connection with his forfeiture of restricted stock upon resignation from the Board of Directors.

Code of Ethics

The Board of Directors adopted a Code of Ethics effective as of March 22, 2013 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.

The Board of Directors adopted a Code of Ethics that will become effective upon the Listing, which will be applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics will cover topics including, but not limited to, conflicts of interest, corporate opportunities, protection and proper use of the Company’s assets, fair dealing, compliance with laws and insider trading, procedures for reporting of illegal or unethical behavior, public disclosure and payments to government personnel.

The current Code of Ethics is available on the Company’s website at www.arct-5.com by clicking on “Investor Relations — Corporate Governance — Code of Ethics.” You may also obtain a copy of the current Code of Ethics by writing to our secretary at: American Realty Capital Trust V, Inc., 405 Park Avenue, 14th Floor, New York, New York 10022, Attention: Donald Ramon. A waiver of the Code of Ethics for our chief executive officer may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other employees may be made only by our chief executive officer, chief operating officer or general counsel and shall be discussed with the Board of Directors or a committee of the Board of Directors as appropriate.

Other Matters Presented for Action at the 2015 Annual Meeting

Our Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

Stockholder Proposals for the 2016 Annual Meeting

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2016 annual meeting of stockholders, the proposal must be received at our principal executive offices no later than , 2015 [insert date that is 120 days prior to the first anniversary of this year’s definitive proxy statement date]. Any proposal received after the applicable time in the previous sentence will be considered untimely.

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Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the Annual Meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our current bylaws, for a stockholder proposal to be properly submitted for presentation at our 2016 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on            , 2015 [insert date that is 150 days prior to the first anniversary of this year’s definitive proxy statement date and ending at 5:00 p.m., Eastern Time, on               , 2015 [insert date that is 120 days prior to the first anniversary of this year’s definitive proxy statement date]. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain information specified in our bylaws, including, without limitation:

1.	as to each director nominee (a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) of the Exchange Act (including the Proposed Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

2.	as to any other business that the stockholder proposes to bring before the meeting,

•	a description of the business to be brought before the meeting;

•	the proposing stockholder’s reasons for proposing such business at the meeting; and

•	any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

3.	as to the proposing stockholder, any Proposed Nominee and any Stockholder Associated Person

•	the class, series and number of all shares of stock or other securities of the Company or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person;

•	the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person;

•	whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Company Securities or (y) any security of any entity that was listed in the Peer Group in the Stock Performance Graph in the most recent annual report to security holders of the Company (a “Peer Group Company”) for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Company or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company); and

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•	any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Company), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Company or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

4.	as to the proposing stockholder, any Stockholder Associated Person with an interest or ownership referred to in clauses (2) or (3) above, and any Proposed Nominee:

•	the name and address of the proposing stockholder, as they appear on the Company’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee; and

•	the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

5.	the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal prior to the date of such stockholder’s notice;

6.	to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

In addition, such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Company in connection with service or action as a director that has not been disclosed to the Company and (b) will serve as a director of the Company if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Company, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the Company are listed or over-the-counter market on which any securities of the Company are traded).

A “Stockholder Associated Person” means (i) any person acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with any applicable provisions of our Charter, then in effect. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: American Realty Capital Trust V, Inc., 405 Park Avenue, 14th Floor, New York, NY 10022, Attention: Donald Ramon (telephone: (212) 415-6500).

By Order of the Board of Directors,

/s/ Donald R. Ramon
Donald R. Ramon
Secretary

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Exhibit A-I

FORM OF

ARTICLES OF

AMENDMENT AND RESTATEMENT

FOR

AMERICAN FINANCE TRUST, INC.

a Maryland Corporation

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i

SECTION 9.3	EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS	17
ARTICLE X. AMENDMENTS		17

ii

AMERICAN FINANCE TRUST, INC.
ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: American Finance Trust, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I.
NAME

The name of the corporation is American Finance Trust, Inc. (the “Company”). So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board determines that the use of the name “American Finance Trust, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II.
PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying and engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III.
RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202. The address of the Company’s principal office in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV.
DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

“BOARD” means the Board of Directors of the Company.

“BYLAWS” means the Bylaws of the Company, as amended from time to time.

“CHARTER” means the charter of the Company.

“CODE” shall have the meaning as provided in Article II herein.

“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning as provided in Article I herein.

“DIRECTOR” means a director of the Company.

“DISTRIBUTIONS” means any distributions, as such term is defined in Section 2-301 of the MGCL.

“MGCL” means the Maryland General Corporation Law, as in effect from time to time.

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit (as defined in Section 5.7(i) hereof) applies.

“PREFERRED SHARES” shall have the meaning as provided in Section 5.1 herein.

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both, as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“SECURITIES” means any of the following issued by the Company, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“SHARES” means shares of stock of the Company of any class or series, including Common Shares and Preferred Shares.

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“STOCKHOLDERS” means the holders of record of the Shares as maintained in the books and records of the Company or its transfer agent.

ARTICLE V.
STOCK

SECTION 5.1              AUTHORIZED SHARES. The total number of Shares that the Company shall have authority to issue is 350,000,000 Shares, of which (i) 300,000,000 shall be designated as common stock, $0.01 par value per Share (the “Common Shares”); and (ii) 50,000,000 shall be designated as preferred stock, $0.01 par value per Share (the “Preferred Shares”). The aggregate par value of all authorized Shares having par value is $3,500,000. If Shares of one class of stock are classified or reclassified into Shares of another class of stock pursuant to Section 5.2(ii) or Section 5.3 of this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Company has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Section 5.1. The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Company has authority to issue.

SECTION 5.2              COMMON SHARES.

(i)                 COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii)               DESCRIPTION. Subject to Section 5.7 hereof and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one vote. The Board may classify or reclassify any unissued Common Shares from time to time into one or more classes or series of stock.

(iii)             DISTRIBUTION RIGHTS. The Board from time to time may authorize the Company to declare and pay to Stockholders such dividends or other Distributions in cash or other assets of the Company, or in securities of the Company, including Shares of one class payable to holders of Shares of another class, or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and other Distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.

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(iv)             RIGHTS UPON LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

(v)               VOTING RIGHTS. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

SECTION 5.3              PREFERRED SHARES. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one or more classes or series of Shares.

SECTION 5.4              CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Section 5.7 and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other Charter document.

SECTION 5.5              STOCKHOLDERS’ CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by the vote permitted by the MGCL and set forth in the Bylaws.

SECTION 5.6              CHARTER AND BYLAWS. The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

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SECTION 5.7              RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i)                 DEFINITIONS. For purposes of this Section 5.7, the following terms shall have the following meanings:

“AGGREGATE SHARE OWNERSHIP LIMIT” means 9.8% in value of the aggregate of the outstanding Shares and 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of Shares, or such other percentage determined by the Board in accordance with Section 5.7(ii)(h) hereof.

“BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CHARITABLE BENEFICIARY” means one or more beneficiaries of the Trust as determined pursuant to Section 5.7(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“CONSTRUCTIVE OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by the Board pursuant to Section 5.7(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 5.7(ii)(g), and subject to adjustment pursuant to Section 5.7(ii)(h), the percentage limit established by the Board pursuant to Section 5.7(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board or, in the event that no trading price is available for such Shares, the fair market value of the Shares, as determined by the Board.

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“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 5.7, would Beneficially Own or Constructively Own Shares in violation of Section 5.7(ii)(a), and if appropriate in the context, shall also mean any Person who would have been the record owner of the Shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day on which the Board determines pursuant to Section 7.4 hereof that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section 5.7(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii)               SHARES.

(a)                OWNERSHIP LIMITATIONS. Prior to the Restriction Termination Date, but subject to Section 5.8:

(I)                BASIC RESTRICTIONS.

(A)             (1) Except as set forth in any articles supplementary creating any class or series of Shares, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

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(B)              No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C)              Any Transfer of Shares that, if effective, would result in the Shares being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(II)             TRANSFER IN TRUST. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 5.7(ii)(a)(I)(A) or (B),

(A)             then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 5.7(ii)(a)(I)(A) or (B) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5.7(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(B)              if the transfer to the Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section 5.7(ii)(a)(I)(A) or (B) then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 5.7(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(III)          To the extent that, upon a transfer of Shares pursuant to this Section 5.7(ii)(a)(II), a violation of any provision of this Section 5.7 would nonetheless be continuing (for example where the ownership of Shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to the number of Trusts, each having a distinct Trustee and one or more Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Section 5.7.

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(b)               REMEDIES FOR BREACH. If the Board shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 5.7(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 5.7(ii)(a) (whether or not such violation is intended), the Board shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem Shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 5.7(ii)(a) shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board thereof.

(c)                NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 5.7(ii)(a)(I)(A) or (B) or any Person who would have owned Shares that resulted in a transfer to the Trust pursuant to the provisions of Section 5.7(ii)(a)(II) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d)               OWNERS REQUIRED TO PROVIDE INFORMATION. Prior to the Restriction Termination Date:

(I)                every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit; and

(II)             each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial Owner or a Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e)                REMEDIES NOT LIMITED. Subject to Section 7.4 hereof, nothing contained in this Section 5.7(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

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(f)                AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of this Section 5.7(ii), Section 5.7(iii), or any definition contained in Section 5.7(i), the Board shall have the power to determine the application of the provisions of this Section 5.7(ii) or Section 5.7(iii) or any such definition with respect to any situation based on the facts known to it. In the event Section 5.7(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 5.7. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 5.7(ii)(b)) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 5.7(ii)(a), such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

(g)               EXCEPTIONS.

(I)                Subject to Section 5.7(ii)(a)(I)(B), the Board, in its sole discretion, may (prospectively or retroactively) exempt a Person from the Aggregate Share Ownership Limit and may establish or increase an Excepted Holder Limit for such Person if:

(A)             the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 5.7(ii)(a)(I)(B);

(B)              such Person does not, and represents that it will not, actually own or Constructively Own an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own or Constructively Own more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C)              such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 5.7(ii)(a) through Section 5.7(ii)(f) will result in such Shares being automatically transferred to a Trust in accordance with Section 5.7(ii)(a)(II) and Section 5.7(iii).

(II)             Prior to granting any exception pursuant to Section 5.7(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

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(III)          Subject to Section 5.7(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of Shares (or Securities convertible into or exchangeable for shares of Capital Stock) may Beneficially Own or Constructively Own Shares (or Securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit but only to the extent necessary to facilitate such Offering or private placement.

(IV)          The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

(h)               INCREASE OR DECREASE IN AGGREGATE SHARE OWNERSHIP LIMIT. Subject to Section 5.7(ii)(a)(I)(B), the Board may from time to time increase the Aggregate Share Ownership Limit for one or more Persons and decrease the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership of Shares is in excess of such decreased Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Aggregate Share Ownership Limit and, provided further, that the new Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding Shares.

(i)                 NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER. Upon issuance or Transfer of Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the Shares purchased or otherwise Transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

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The securities of AR Capital Finance Corp. (the “Company”) are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company’s charter, (i) no Person may Beneficially or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares or 9.8% (in value or in number of Shares, whichever is more restrictive) of any class or series of Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iii) any Transfer of Shares that, if effective, would result in the Shares being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such shares. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which causes or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Company in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice) to the Company. If any of the restrictions on Transfer or ownership as set forth in (i) and (ii) above are violated, the Shares in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Company may redeem Shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this notice have the meanings defined in the Company’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Company at its principal office.

(iii)             TRANSFER OF SHARES IN TRUST.

(a)                OWNERSHIP IN TRUST. Upon any purported Transfer or other event described in Section 5.7(ii)(a)(III) that would result in a transfer of Shares to a Trust, such Shares shall be transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 5.7(ii)(a)(III). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section 5.7(iii)(f).

(b)               STATUS OF SHARES HELD BY THE TRUSTEE. Shares held by the Trustee shall be issued and outstanding Shares. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Trust.

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(c)                DIVIDEND AND VOTING RIGHTS. The Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Company that the Shares have been transferred to the Trustee shall be paid by the recipient of such dividend or other Distribution to the Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other Distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Trust and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the Shares have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section 5.7, until the Company has received notification that Shares have been transferred into a Trust, the Company shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d)               SALE OF SHARES BY TRUSTEE. Within twenty (20) days of receiving notice from the Company that Shares have been transferred to the Trust, the Trustee shall sell the Shares held in the Trust to a Person, designated by the Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 5.7(ii)(a)(I) or (II). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.7(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Trust and (2) the price per Share received by the Trustee from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.7(iii)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that Shares have been Transferred to the Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.7, such excess shall be paid to the Trustee upon demand.

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(e)                PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE. Shares transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section 5.7(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the Shares held in the Trust pursuant to Section 5.7(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)                DESIGNATION OF CHARITABLE BENEFICIARIES. By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Shares held in the Trust would not violate the restrictions set forth in Section 5.7(ii)(a)(I) or (II) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1) (A), 2055 and 2522 of the Code.

SECTION 5.8              SETTLEMENTS. Nothing in Section 5.7 shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Sections 5.7, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section 5.7.

SECTION 5.9              SEVERABILITY. If any provision of Section 5.7 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.7 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 5.10          ENFORCEMENT. The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section 5.7.

SECTION 5.11          NON-WAIVER. No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

SECTION 5.12          PREEMPTIVE AND APPRAISAL RIGHTS. Except as may be provided by the Board in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other Security which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

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ARTICLE VI.
BOARD OF DIRECTORS

SECTION 6.1              NUMBER OF DIRECTORS. The business and affairs of the Company shall be managed under the direction of the Board of Directors. The number of Directors of the Company shall be four, which number may be increased or decreased from time to time pursuant to the Bylaws; but shall never be less than the minimum required by the MGCL. The Company elects that, except as may be provided by the Board in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board, may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. For the purposes of voting for Directors, each Share may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.

The names of the Directors who shall serve on the Board until the next annual meeting of the Stockholders and until their successors are duly elected and qualify, are:

William M. Kahane

David Gong

Stanley R. Perla

Herbert Vederman

SECTION 6.2              RESIGNATION OR REMOVAL. Any Director may resign by delivering his notice to the Board, the Chairman of the Board, the chief executive officer or the Secretary. Any notice of resignation shall take effect upon receipt by the Board, the Chairman of the Board, the chief executive officer or the Secretary of such notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares, any Director or the entire Board may be removed from office at any time, but only for cause, and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

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ARTICLE VII.
POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1              GENERAL. The business and affairs of the Company shall be managed under the direction of the Board. In accordance with the policies on investments and borrowing set forth in this Article VII hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

SECTION 7.2              AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

SECTION 7.3              FINANCINGS. The Board shall have the power and authority to cause the Company to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities and (ii) have such provisions as the Board may determine (a) to reacquire such Securities; (b) to enter into other contracts or obligations on behalf of the Company; (c) to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; and (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

SECTION 7.4              REIT QUALIFICATION. The Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Company as a REIT; provided, however, if the Board determines that it is no longer in the best interests of the Company to continue to be qualified as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section 5.7 hereof is no longer required for REIT qualification.

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SECTION 7.5              DETERMINATIONS BY BOARD. The determination as to any of the following matters, made pursuant to the direction of the Board, shall be final and conclusive and shall be binding upon the Company and every Stockholder: the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, adjusted or modified funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares) or Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any Shares; the number of Shares of any class of the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; the application of any provision of the Charter in the case of any ambiguity; any interpretation of the terms and conditions of one or more of the agreements with any Person; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board; provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

ARTICLE VIII.
EXTRAORDINARY ACTIONS

Except as specifically provided in Section 6.2 hereof (relating to removal of Directors) and in the last sentence of Article X, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE IX.
LIABILITY OF STOCKHOLDERS, DIRECTORS, AND OFFICERS

SECTION 9.1              LIMITATION OF STOCKHOLDER LIABILITY. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Stockholder.

SECTION 9.2              LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.

(a)                To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or its Stockholders for money damages. Neither the amendment nor repeal of this Section 9.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 9.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

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(b)               The Company shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company or, (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in that capacity. The Company shall have the power, with the approval of the Board, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Company in any of the capacities described in (i) or (ii) above and to any employee or agent of the Company or a predecessor of the Company.

SECTION 9.3              EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS. Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent of the Company liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

ARTICLE X.
AMENDMENTS

The Company reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except as otherwise provided in the next sentence and except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. However, any amendment to the second sentence of Section 6.2 hereof or to this sentence of the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter.

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THIRD: The amendment and restatement of the charter as herein set forth have been duly advised by the Board of Directors and approved by the stockholders of the Company as required by law.

FOURTH: The current address of the principal office of the Company is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Company and the names of the directors currently in office are as set forth in Section 6.1 of Article VI of the foregoing amendment and restatement of the charter.

SEVENTH: The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, American Finance Trust, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer, and attested by its Secretary, on this [●] day of [●], 2015.

ATTEST:
By: Name: Donald R. Ramon Title: Secretary	By: Name: Donald MacKinnon Title: Chief Executive Officer

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Exhibit A-II

ARTICLES OF AMENDMENT AND

RESTATEMENT FOR

AMERICAN ~~REALTY CAPITAL~~FINANCE TRUST ~~V~~, INC.

a Maryland ~~Corporation~~corporation

TABLE OF CONTENTS

PAGE

ARTICLE I. NAME		1

ARTICLE II. PURPOSES AND POWERS		1

ARTICLE III. RESIDENT AGENT AND PRINCIPAL OFFICE		1

ARTICLE IV. DEFINITIONS		1

ARTICLE V. STOCK		~~10~~3

SECTION 5.1	AUTHORIZED SHARES	~~10~~3
SECTION 5.2	COMMON SHARES	~~10~~3
SECTION 5.3	PREFERRED SHARES	~~11~~4
SECTION 5.4	CLASSIFIED OR RECLASSIFIED SHARES	~~12~~4
SECTION 5.5	STOCKHOLDERS’ CONSENT IN LIEU OF MEETING	~~12~~4
SECTION 5.6	CHARTER AND BYLAWS	~~12~~4
SECTION 5.7	~~NO ISSUANCE OF SHARE CERTIFICATES~~	~~12~~
~~SECTION 5.8~~	~~SUITABILITY OF STOCKHOLDERS~~	~~12~~
~~SECTION 5.9~~	RESTRICTIONS ON OWNERSHIP AND TRANSFER	~~14~~4
SECTION ~~5.10~~5.8	SETTLEMENTS	~~22~~13
SECTION ~~5.11~~5.9	SEVERABILITY	~~22~~13
SECTION ~~5.12~~5.10	ENFORCEMENT	~~22~~14
SECTION ~~5.13~~5.11	NON-WAIVER	~~22~~14
SECTION ~~5.14~~	~~REPURCHASE OF SHARES~~	~~22~~
~~SECTION 5.15~~	~~DISTRIBUTION REINVESTMENT PLANS~~	~~23~~
~~SECTION 5.16~~5.12	PREEMPTIVE AND APPRAISAL RIGHTS	~~23~~14

ARTICLE VI. BOARD OF DIRECTORS		~~23~~14

SECTION 6.1	NUMBER OF DIRECTORS	~~23~~14
SECTION 6.2	~~EXPERIENCE~~	~~24~~
~~SECTION 6.3~~	~~COMMITTEES~~	~~24~~
~~SECTION 6.4~~	~~TERM~~	~~24~~
~~SECTION 6.5~~	~~FIDUCIARY OBLIGATIONS~~	~~24~~
~~SECTION 6.6~~	RESIGNATION, REMOVAL OR DEATH	~~24~~15

ARTICLE VII. POWERS OF THE BOARD OF DIRECTORS		~~24~~15

SECTION 7.1	GENERAL	~~25~~15
SECTION 7.2	AUTHORIZATION BY BOARD OF STOCK ISSUANCE	~~25~~15

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SECTION 7.3	FINANCINGS	~~25~~15
SECTION 7.4	REIT QUALIFICATION	~~25~~16
SECTION 7.5	DETERMINATIONS BY BOARD	~~26~~16
~~SECTION 7.6~~	~~STOCKHOLDER CONCURRENCE REQUIRED~~	~~26~~
~~SECTION 7.7~~	~~VOTE OF MAJORITY OF INDEPENDENT DIRECTORS REQUIRED~~	~~26~~

ARTICLE VIII. ~~ADVISOR~~	~~27~~EXTRAORDINARY ACTIONS	16

~~SECTION 8.1~~	~~APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR~~	~~27~~
~~SECTION 8.2~~	~~SUPERVISION OF ADVISOR~~	~~27~~
~~SECTION 8.3~~	~~FIDUCIARY OBLIGATIONS~~	~~28~~
~~SECTION 8.4~~	~~AFFILIATION AND FUNCTIONS~~	~~28~~
~~SECTION 8.5~~	~~TERMINATION~~	~~28~~
~~SECTION 8.6~~	~~DISPOSITION FEE ON SALE OF PROPERTIES~~	~~28~~
~~SECTION 8.7~~	~~INCENTIVE FEES~~	~~29~~
~~SECTION 8.8~~	~~ORGANIZATION AND OFFERING EXPENSES LIMITATION~~	~~29~~
~~SECTION 8.9~~	~~ACQUISITION FEES~~	~~29~~
~~SECTION 8.10~~	~~ANNUAL SUBORDINATED PERFORMANCE FEE~~	~~29~~
~~SECTION 8.11~~	~~REIMBURSEMENT FOR TOTAL OPERATING EXPENSES~~	~~29~~
~~SECTION 8.12~~	~~REIMBURSEMENT LIMITATION~~	~~30~~
~~SECTION 8.13~~	~~NO FEES UPON INTERNALIZATION~~	~~30~~

ARTICLE IX. ~~INVESTMENT OBJECTIVES AND LIMITATIONS 30~~LIABILITY OF STOCKHOLDERS, DIRECTORS, AND OFFICERS		17

SECTION 9.1	~~REVIEW OF OBJECTIVES 30~~LIMITATION OF STOCKHOLDER LIABILITY	17
SECTION 9.2	~~CERTAIN PERMITTED INVESTMENTS 30~~LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.	17
~~SECTION 9.3~~	~~INVESTMENT LIMITATIONS~~	~~31~~

~~ARTICLE X. CONFLICTS OF INTEREST~~		~~33~~
~~SECTION 10.1~~	~~SALES AND LEASES TO THE COMPANY~~	~~33~~
~~SECTION 10.2~~	~~SALES AND LEASES TO THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES~~	~~33~~
~~SECTION 10.3~~	~~OTHER TRANSACTIONS~~	~~33~~

~~ARTICLE XI. STOCKHOLDERS~~		~~34~~
~~SECTION 11.1~~	~~MEETINGS OF STOCKHOLDERS~~	~~34~~
~~SECTION 11.2~~	~~VOTING RIGHTS OF STOCKHOLDERS~~	~~35~~
~~SECTION 11.3~~	~~EXTRAORDINARY ACTIONS~~	~~35~~
~~SECTION 11.4~~	~~VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES~~	~~35~~
~~SECTION 11.5~~	~~RIGHT OF INSPECTION~~	~~36~~
~~SECTION 11.6~~	~~ACCESS TO STOCKHOLDER LIST~~	~~36~~
~~SECTION 11.7~~	~~REPORTS~~	~~36~~

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iii

AMERICAN ~~REALTY CAPITAL~~FINANCE TRUST ~~V~~, INC.
ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: American ~~Realty Capital~~Finance Trust ~~V~~, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I.~~ARTICLE I.~~
NAME

The name of the ~~Company~~corporation is American ~~Realty Capital~~Finance Trust ~~V~~, Inc. (the “Company”). So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board determines that the use of the name “American ~~Realty Capital~~Finance Trust ~~V~~, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II.~~ARTICLE II.~~
PURPOSES AND POWERS

The ~~purpose~~purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying and engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III.~~ARTICLE III.~~
RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite ~~1660,~~820, Baltimore, Maryland 21202. The address of the Company’s principal office in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite ~~1660,~~820, Baltimore, Maryland 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV.~~ARTICLE IV.~~
DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

~~“ACQUISITION EXPENSES” means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses and title insurance premiums.~~

~~“ACQUISITION FEE” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

~~“ADVISOR” or “ADVISORS” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts all or substantially all of such functions.~~

~~“ADVISORY AGREEMENT” means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.~~

~~“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person, ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

~~“ANNUAL SUBORDINATED PERFORMANCE FEE” shall have the meaning given in Section 8.10.~~

~~“ASSET” means any Property, Mortgage or other investments owned by the Company, directly or indirectly through one (1) or more of its Affiliates, and any other investment made by the Company, directly or indirectly through one (1) or more of its Affiliates.~~

~~“AVERAGE INVESTED ASSETS” means, for a specified period, the average of the aggregate book value of the Assets invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

“BOARD” means the Board of Directors of the Company.

“BYLAWS” means the Bylaws of the Company, as amended from time to time.

“CHARTER” means the charter of the Company.

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“CODE” shall have the meaning as provided in Article II herein.

“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning as provided in Article I herein.

“~~COMPETITIVE REAL ESTATE COMMISSION” means a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.~~DIRECTOR” means a director of the Company.

~~“CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitations on a Property.~~

~~“CONTRACT PURCHASE PRICE” means the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses, but in each case including any indebtedness assumed or incurred in respect of such Property.~~

~~“DEALER MANAGER” means Realty Capital Securities, LLC, an Affiliate of the Company, or such other Person selected by the Board to act as the dealer manager for an Offering.~~

~~“DEVELOPMENT FEE” means a fee for the packaging of a Property or Mortgage, including the negotiation and approval of plans and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.~~

~~“DIRECTOR” shall have the meaning as provided in Section 6.1 herein.~~

“DISTRIBUTIONS” means any distributions , as such term is defined in Section 2-301 of the MGCL.

~~“EXCESS AMOUNT” has the meaning provided in Section 8.10 herein.~~

~~“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto. “EXTENSION AMENDMENT” has the meaning provided in Article XV.~~

~~“FINANCING COORDINATION FEE” means a fee paid in connection with the financing of an Asset, assumption of any loan in connection with the acquisition of an Asset or refinancing of any loan on an Asset.~~

3

~~“GROSS PROCEEDS” means the aggregate purchase price of all Shares sold for the account of the Company through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~

~~“INDEMNITEE” has the meaning provided in Section 12.2 herein.~~

~~“INDEPENDENT APPRAISER” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property or of other Assets of the type held by the Company. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions as to the value of Real Property.~~

~~“INDEPENDENT DIRECTOR” means a Director who is not and who has not been within the last two years, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates,~~

~~(ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” per se if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross revenue, derived from all sources, during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.~~

~~“INITIAL INVESTMENT” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.~~

~~“INITIAL PUBLIC OFFERING” means the first Offering.~~

~~“INVESTED CAPITAL” means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Company to repurchase Shares pursuant to the Company’s plan for the repurchase of Shares.~~

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~~“IRA” means an “individual retirement account” (as defined in Section 408 of the Code).~~

~~“JOINT VENTURES” means those joint venture or partnership arrangements in which the Company or the Operating Partnership is a co-venturer, limited liability company member, limited partner or general partner established to acquire or hold Assets.~~

~~“LEVERAGE” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

~~“LIQUIDITY DEADLINE” has the meaning in Article XV.~~

~~“LIQUIDITY EVENT” includes a sale of all or substantially all the Assets, a sale or merger of the Company, a Listing, or other similar transaction.~~

~~“LISTING” means the listing of the Common Shares on a national securities exchange or the inclusion of the Common Shares for trading in the over-the-counter market. Upon such Listing, the Common Shares shall be deemed Listed.~~

“MGCL” means the Maryland General Corporation Law, as in effect from time to time.

~~“MORTGAGES” means, in connection with mortgage financing provided by the Company, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.~~

~~“NASAA REIT GUIDELINES” means the Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the North American Securities Administrators Association on May 7, 2007.~~

~~“NET ASSETS” means the total Assets (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated at least quarterly by the Company on a basis consistently applied.~~

~~“NET INCOME” means, for any period, the Company’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.~~

~~“NET SALES PROCEEDS” means, in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one (1) or more Assets within one hundred eighty (180) days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include Refinancing Proceeds and any other amounts that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Company, which shall be determined by the Board in its sole discretion.~~

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~~“NON-COMPLIANT TENDER OFFER” has the meaning provided in Section 11.8 herein.~~

~~“OFFERING” means any public offering for the sale of shares of stock of the Company pursuant to an effective registration statement filed under the Securities Act.~~

~~“OPERATING PARTNERSHIP” means American Realty Capital Operating Partnership V, L.P., an Affiliate of the Company through which the Company may own Assets.~~

~~“ORGANIZATION AND OFFERING EXPENSES” means any and all costs and expenses incurred by the Company and to be paid from the assets of the Company in connection with the formation of the Company and the qualification and registration of an Offering, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving and amending registration statements or supplementing prospectuses, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories and experts, and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.~~

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit (as defined in Section ~~5.9~~5.7(i) hereof) applies.

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~~“PLAN OF LIQUIDATION” has the meaning provided in Article XV herein.~~ “PREFERRED SHARES” ~~has~~shall have the meaning as provided in Section 5.1 herein.

~~“PROPERTY” or “PROPERTIES” means, as the context requires, any, or all, respectively, of the Real Property acquired by the Company, directly or indirectly through joint venture arrangements or other partnership or investment interests.~~

~~“PROSPECTUS” means the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus and an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act.~~

~~“REAL PROPERTY” or “REAL ESTATE” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.~~

~~“REFINANCING PROCEEDS” means the proceeds of the refinancing of any indebtedness of the Company, less the amount of expenses incurred by or on behalf of the Company in connection with such refinancing.~~

~~“REINVESTMENT PLAN” has the meaning provided in Section 5.15 herein.~~

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in ~~Real Estate~~real estate (including fee ownership and leasehold interests) or in loans secured by ~~Real Estate~~real estate or both, as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

~~“ROLL-UP ENTITY” means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~“ROLL-UP TRANSACTION” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:~~

~~(a) a transaction involving securities of the Company that have been for at least twelve (12) months listed on a national securities exchange; or~~

~~(b) a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

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~~(i)~~	~~the voting rights of the holders of the Shares;~~

~~(ii)~~	~~the term of existence of the Company;~~

~~(iii)~~	~~Sponsor or Advisor compensation; or~~

~~(iv)~~	~~the Company’s investment objectives.~~

~~“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture in which the Company or the Operating Partnership is a co-venturer or partner directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (D) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof, including any payments thereunder or in satisfaction thereof (other than regularly scheduled interest payments) or any amounts owed pursuant to such Mortgage, and including any event with respect to any Mortgage which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Company in one (1) or more Assets within one hundred eighty (180) days thereafter.~~

“SECURITIES” means any of the following issued by the Company, as the ~~context~~text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

~~“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.~~

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~~“SELLING COMMISSIONS” means any and all commissions and other fees payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions and fees payable to the Dealer Manager.~~

~~“SHARE REPURCHASE PROGRAM” shall have the meaning as provided in Section 5.14 herein.~~

“SHARES” means shares of stock of the Company of any class or series, including Common Shares ~~or~~and Preferred Shares~~, that have the right to elect the Directors of the Company~~.

~~“SOLICITING DEALERS” means those broker-dealers that are members of the Financial Industry Regulatory Authority, Inc. or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.~~

~~“SPONSOR” means any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Company, (ii) will control, manage or participate in the management of the Company, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one (1) or more other Persons, (iv) receives a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Company, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Company which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company. The term “Sponsor” shall not include a Person whose only relationship with the Company is that of an independent property manager and whose only compensation is as such or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.~~

~~“STOCKHOLDER LIST” has the meaning provided in Section 11.6 herein.~~

“STOCKHOLDERS” means the holders of record of the ~~shares of stock~~Shares as maintained in the books and records of the Company or its transfer agent. ~~“TERMINATION DATE” means the date of termination of the Advisory Agreement.~~

~~“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company or (ii) the date on which all shares of stock offered in the Initial Public Offering are sold, excluding warrants, if any, offered thereunder and shares that may be acquired upon exercise of such warrants and shares offered thereunder that may be acquired pursuant to the Reinvestment Plan.~~

~~“TOTAL OPERATING EXPENSES” means all costs and expenses paid or incurred by the Company, as determined under generally accepted accounting principles, that are in any way related to the operation of the Company or to Company business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines, (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Properties, (viii) Financing Coordination Fees and (ix) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).~~

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~~“UNIMPROVED REAL PROPERTY” means Property in which the Company has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one (1) year.~~

~~“2%/25% GUIDELINES” has the meaning provided in Section 8.11 herein.~~

ARTICLE V.~~ARTICLE V.~~
STOCK

SECTION 5.1              ~~SECTION 5.1~~ AUTHORIZED SHARES. The total number of ~~shares of stock~~Shares that the Company shall have authority to issue is 350,000,000 ~~shares~~Shares, of which (i) 300,000,000 shall be designated as common stock, $0.01 par value per ~~share~~Share (the “Common Shares”); and (ii) 50,000,000 shall be designated as preferred stock, $0.01 par value per ~~share~~Share (the “Preferred Shares”). ~~All shares shall be fully paid and nonassessable when issued.~~ The aggregate par value of all authorized ~~shares of stock~~Shares having par value is $3,500,000. If ~~shares~~Shares of one ~~(1)~~ class of stock are classified or reclassified into ~~shares~~Shares of another class of stock pursuant to Section 5.2(ii) or Section 5.3 of this Article V, the number of authorized ~~shares~~Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of ~~shares~~Shares so classified or reclassified, as the case may be, so that the aggregate number of ~~shares~~Shares of all classes that the Company has authority to issue shall not be more than the total number of ~~shares~~Shares set forth in the first sentence of this Section 5.1. The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of ~~shares of stock~~Shares or the number of ~~shares of stock~~Shares of any class or series that the Company has authority to issue.

SECTION 5.2              ~~SECTION 5.2~~ COMMON SHARES.

(i)                 ~~(i)~~ COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii)               ~~(ii)~~ DESCRIPTION. Subject to Section ~~5.9 of this Article V~~5.7 hereof and except as may otherwise be specified in the ~~charter~~Charter, each Common Share shall entitle the holder thereof to one ~~(1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof~~vote. The Board may classify or reclassify any unissued Common Shares from time to time into one ~~(1)~~ or more classes or series of stock~~; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share~~.

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(iii)             ~~(iii)~~ DISTRIBUTION RIGHTS. The Board from time to time may authorize the Company to declare and pay to Stockholders such dividends or other Distributions in cash or other assets of the Company, or in securities of the Company, including ~~in~~ Shares of one class payable to holders of Shares of another class, or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and other Distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. ~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (i) the Board advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board offers each Stockholder the election of receiving such in-kind distributions and (iii) in-kind distributions are made only to those Stockholders that accept such offer.~~

(iv)             ~~(iv)~~ RIGHTS UPON LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

(v)               ~~(v)~~ VOTING RIGHTS. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common ~~stockholder~~Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

SECTION 5.3         ~~SECTION 5.3~~ PREFERRED SHARES. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one ~~(1)~~ or more classes or series of ~~shares of stock; provided, however, that the voting rights per Share (other than a publicly held Share) sold in a private offering shall not exceed the voting rights that bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share~~Shares.

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SECTION 5.4         ~~SECTION 5.4~~ CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified ~~shares of stock~~Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of ~~shares~~Shares; (b) specify the number of ~~shares~~Shares to be included in the class or series; (c) set or change, subject to the provisions of Section ~~5.9~~5.7 and subject to the express terms of any class or series of ~~shares~~Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series ~~of shares~~; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of ~~shares~~Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of ~~shares~~Shares is clearly and expressly set forth in the articles supplementary or other ~~charter~~Charter document.

SECTION 5.5         ~~SECTION 5.5~~ STOCKHOLDERS’ CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by the vote permitted by the MGCL and set forth in the Bylaws.

~~SECTION 5.6~~

SECTION 5.6              CHARTER AND BYLAWS. The rights of all Stockholders and the terms of all ~~shares of stock~~Shares are subject to the provisions of the Charter and the Bylaws.

~~SECTION 5.7 NO ISSUANCE OF SHARE CERTIFICATES. Unless otherwise provided by the Board, the Company shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his or her shares of stock, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such shares, as required by the Bylaws and the MGCL or other applicable law.~~

~~SECTION 5.8 SUITABILITY OF STOCKHOLDERS.~~

~~Until Listing, the following provisions shall apply:~~

~~(i) INVESTOR SUITABILITY STANDARDS. Subject to suitability standards established by individual states, to become a Stockholder in the Company, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing IRA), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under the Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:~~

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~~(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or~~

~~(b) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, home furnishings, and automobiles) of not less than $250,000.~~

~~(ii) DETERMINATION OF SUITABILITY OF SALE. The Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Common Shares is a suitable and appropriate investment for each Stockholder. In making this determination, each Person selling Common Shares on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Common Shares; (4) the restrictions on transferability of the Common Shares; and (5) the tax consequences of the investment.~~

~~The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

~~The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall maintain these records for at least six years.~~

~~(iii) MINIMUM INVESTMENT AND TRANSFER. Subject to certain individual state requirements and except for Shares issued pursuant to the Reinvestment Plan, the Company will sell its Common Shares only to investors who initially purchase Common Shares for an aggregate price of at least $2,500. In order to satisfy the purchase requirements for retirement plans, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $100.00. An investment in Shares shall not, in itself, create a retirement plan, and in order to create a retirement plan a Stockholder must comply with all applicable provisions of the Code. Following the initial minimum investment, no subsequent sale or transfer of Common Shares, other than pursuant to the Reinvestment Plan, will be permitted with an initial purchase price of less than $2,500, and a Stockholder shall not transfer, fractionalize or subdivide such shares so as to retain less than the minimum number of Common Shares required pursuant to this Section 5.8(iii).~~

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SECTION 5.7              ~~SECTION 5.9~~ RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i)                 ~~(i)~~ DEFINITIONS. For purposes of this Section ~~5.9,~~5.7, the following terms shall have the following meanings:

“AGGREGATE SHARE OWNERSHIP LIMIT” means ~~not more than~~ 9.8% in value of the aggregate of the outstanding ~~shares of capital stock~~Shares and ~~not more than~~ 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of ~~shares of capital stock~~Shares, or such other percentage determined by the Board in accordance with Section 5.7(ii)(h) hereof.

“BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the ~~Capital Stock~~Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

~~“CAPITAL STOCK” means all classes or series of stock of the Company, including, without limitation, Common Shares and Preferred Shares.~~

“CHARITABLE BENEFICIARY” means one ~~(1)~~ or more beneficiaries of the Trust as determined pursuant to Section ~~5.9~~5.7(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“CONSTRUCTIVE OWNERSHIP” means ownership of ~~Capital Stock~~Shares by a Person, whether the interest in the ~~Capital Stock~~Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created ~~by the Charter or~~ by the Board pursuant to Section ~~5.9~~5.7(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section ~~5.9~~5.7(ii)(g), and subject to adjustment pursuant to Section ~~5.9~~5.7(ii)(h), the percentage limit established by the Board pursuant to Section ~~5.9~~5.7(ii)(g).

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“MARKET PRICE” on any date means, with respect to any class or series of outstanding ~~shares of Capital Stock~~Shares, the Closing Price for such ~~Capital Stock~~Shares on such date. The “Closing Price” on any date shall mean the last sale price for such ~~Capital Stock~~Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such ~~Capital Stock~~Shares, in either case as reported on the principal national securities exchange on which such ~~Capital Stock is Listed~~Shares are listed or admitted to trading or, if such ~~Capital Stock is~~Shares are not ~~Listed~~listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such ~~Capital Stock is~~Shares are not quoted by any such ~~organization~~system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such ~~Capital Stock~~Shares selected by the Board or, in the event that no trading price is available for such ~~Capital Stock~~Shares, the fair market value of the ~~Capital Stock~~Shares, as determined ~~in good faith~~ by the Board.

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section ~~5.9(ii)(a),~~5.7, would Beneficially Own or Constructively Own ~~shares of Capital Stock~~Shares in violation of Section 5.7(ii)(a), and if appropriate in the context, shall also mean any Person who would have been the record owner of the ~~shares~~Shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day ~~after the Commencement of the Initial Public Offering~~ on which the ~~Company~~Board determines pursuant to Section 7.4 hereof that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of ~~Capital Stock~~Shares or the right to vote or receive dividends on ~~Capital Stock~~Shares, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for ~~Capital Stock~~Shares or any interest in ~~Capital Stock~~Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial ~~Ownership~~ or Constructive Ownership of ~~Capital Stock~~Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section ~~5.9~~5.7(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii)               ~~(ii)~~ SHARES.

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(a)                ~~(a)~~ OWNERSHIP LIMITATIONS. ~~During the period commencing on the date that the Company elects to qualify for federal income tax treatment as a REIT and prior~~Prior to the Restriction Termination Date, but subject to Section ~~5.10~~5.8:

(I)           ~~(I)~~ BASIC RESTRICTIONS.

(A)             ~~(A)~~(1) Except as set forth in any articles supplementary creating any class or series of ~~shares of Capital Stock~~Shares, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own ~~shares of Capital Stock~~Shares in excess of the Aggregate Share Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own ~~shares of Capital Stock~~Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(B)              ~~(B)~~ No Person shall Beneficially ~~Own~~ or Constructively Own ~~shares of Capital Stock~~Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial ~~Ownership~~ or Constructive Ownership that would result in the Company owning (actually ~~owning~~ or Constructively ~~Owning~~) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C)              ~~(C)~~ Any Transfer of ~~shares of Capital Stock~~Shares that, if effective, would result in the ~~Capital Stock~~Shares being ~~Beneficially Owned~~beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such ~~shares of Capital Stock~~Shares.

(II)         ~~(II)~~ TRANSFER IN TRUST. If any Transfer of ~~shares of Capital Stock~~Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning ~~shares of Capital Stock~~Shares in violation of Section ~~5.9~~5.7(ii)(a)(I)(A) or (B),

(A)             ~~(A)~~ then that number of ~~shares of Capital Stock~~Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) (rounded up to the nearest whole share) shall be automatically ~~Transferred~~transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section ~~5.9~~5.7(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such ~~shares~~Shares; or

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(B)              ~~(B)~~ if the ~~Transfer~~transfer to the Trust described in clause (A) of this ~~Section 5.9(ii)(a)(II)~~sentence would not be effective for any reason to prevent the violation of Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) then the Transfer of that number of ~~shares of Capital Stock~~Shares that otherwise would cause any Person to violate Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such ~~shares~~Shares.

(III)          To the extent that, upon a transfer of Shares pursuant to this Section ~~5.9~~5.7(~~i~~ii)(a)(II), a violation of any provision of this Section ~~5.9~~5.7 would nonetheless be continuing (for example where the ownership of Shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to ~~that~~the number of Trusts, each having a distinct Trustee and ~~a~~one or more Charitable ~~Beneficiary or~~ Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Section ~~5.9.~~5.7.

(b)               ~~(b)~~ REMEDIES FOR BREACH. If the Board ~~or any duly authorized committee thereof~~ shall at any time determine ~~in good faith~~ that a Transfer or other event has taken place that results in a violation of Section ~~5.9~~5.7(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial ~~Ownership~~ or Constructive Ownership of any ~~shares of Capital Stock~~Shares in violation of Section ~~5.9~~5.7(ii)(a) (whether or not such violation is intended), the Board ~~or a committee thereof~~ shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem ~~shares~~Shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section ~~5.9~~5.7(ii)(a) shall automatically result in the ~~Transfer~~transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board ~~or a committee~~ thereof.

(c)                ~~(c)~~ NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of ~~shares of Capital Stock~~Shares that will or may violate Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) or any Person who would have owned ~~shares of Capital Stock~~Shares that resulted in a ~~Transfer~~transfer to the Trust pursuant to the provisions of Section ~~5.9~~5.7(ii)(a)(II)~~, in either case,~~ shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d)               ~~(d)~~ OWNERS REQUIRED TO PROVIDE INFORMATION. ~~From the Commencement of the Initial Public Offering and prior~~Prior to the Restriction Termination Date:

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(I)                ~~(I)~~ every owner of more than five percent (~~5%) (~~or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding ~~shares of Capital Stock~~Shares, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of ~~shares of Capital Stock~~Shares Beneficially Owned and a description of the manner in which such ~~shares~~Shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit; and

(II)             ~~(II)~~ each Person who is a Beneficial ~~Owner~~ or ~~a~~ Constructive Owner of ~~Capital Stock~~Shares and each Person (including the stockholder of record) who is holding ~~Capital Stock~~Shares for a Beneficial Owner or a Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e)                ~~(e)~~ REMEDIES NOT LIMITED. Subject to Section ~~7.4,~~7.4 hereof, nothing contained in this Section ~~5.9~~5.7(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

(f)                ~~(f)~~ AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of this Section ~~5.9~~5.7(ii), Section ~~5.9~~5.7(iii), or any definition contained in Section ~~5.9~~5.7(i), the Board shall have the power to determine the application of the provisions of this Section ~~5.9~~5.7(ii) or Section ~~5.9~~5.7(iii) or any such definition with respect to any situation based on the facts known to it. In the event Section ~~5.9~~5.7(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section ~~5.9.~~5.7. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section ~~5.9~~5.7(ii)(b)) acquired Beneficial Ownership or Constructive Ownership of ~~shares of Capital Stock~~Shares in violation of Section ~~5.9~~5.7(ii)(a), such remedies (as applicable) shall apply first to the ~~shares of Capital Stock~~Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such ~~shares of Capital Stock~~Shares based upon the relative number of the ~~shares~~Shares held by each such Person.

(g)               ~~(g)~~ EXCEPTIONS.

(I)                ~~(I)~~ Subject to Section ~~5.9~~5.7(ii)(a)(I)(B), the Board, in its sole discretion, may (prospectively or retroactively) exempt a Person from the Aggregate Share Ownership Limit and may establish or increase an Excepted Holder Limit for such Person if:

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(A)             ~~(A)~~ the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such ~~shares of Capital Stock~~Shares will violate Section ~~5.9~~5.7(ii)(a)(I)(B);

(B)              ~~(B)~~ such Person does not, and represents that it ~~does not, and undertakes that it~~ will not, actually own or Constructively Own an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own or Constructively Own more than a ~~9.8~~9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C)              ~~(C)~~ such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section ~~5.9~~5.7(ii)(a) through Section ~~5.9~~5.7(ii)(f)~~)~~ will result in such ~~shares of Capital Stock~~Shares being automatically ~~Transferred~~transferred to a Trust in accordance with Section ~~5.9~~5.7(ii)(~~A~~a)(II) and Section ~~5.9~~5.7(iii).

(II)          ~~(II)~~ Prior to granting any exception pursuant to Section ~~5.9~~5.7(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III)          ~~(III)~~ Subject to Section ~~5.9~~5.7(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of ~~shares of Capital Stock~~Shares (or Securities convertible into or exchangeable for shares of Capital Stock) may Beneficially Own or Constructively Own ~~shares of Capital Stock~~Shares (or Securities convertible into or exchangeable for ~~shares of Capital Stock~~Shares) in excess of the Aggregate Share Ownership Limit but only to the extent necessary to facilitate such Offering or private placement.

(IV)          ~~(IV)~~ The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

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(h)               ~~(h)~~ INCREASE OR DECREASE IN AGGREGATE SHARE OWNERSHIP LIMIT. Subject to Section ~~5.9~~5.7(ii)(a)(I)(B), the Board may from time to time increase the Aggregate Share Ownership Limit for one ~~(1)~~ or more Persons and decrease the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership of ~~Capital Stock~~Shares is in excess of such decreased Aggregate Share Ownership Limit until such time as such Person’s percentage of ~~Capital Stock~~Shares equals or falls below the decreased Aggregate Share Ownership Limit, but any further acquisition of ~~Capital Stock~~Shares in excess of such percentage ownership of ~~Capital Stock~~Shares will be in violation of the Aggregate Share Ownership Limit and, provided further, that the new Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding ~~shares of Capital Stock~~Shares.

(i)                 ~~(i)~~ NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER. Upon issuance or Transfer of ~~shares of Capital Stock~~Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the ~~shares of Capital Stock~~Shares purchased or otherwise Transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The securities of ~~American Realty~~AR Capital ~~Trust V, Inc~~Finance Corp. (the “Company”) are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company’s charter, (i) no Person may Beneficially or Constructively Own ~~shares of Capital Stock~~Shares in excess of 9.8% of the value of the total outstanding ~~shares of Capital Stock~~Shares or 9.8% (in value or in number of ~~shares~~Shares, whichever is more restrictive) of any class or series of ~~shares of Capital Stock~~Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own ~~shares of Capital Stock~~Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iii) any Transfer of ~~shares of Capital Stock~~Shares that, if effective, would result in the ~~Capital Stock~~Shares being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such shares. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own ~~shares of Capital Stock~~Shares which causes or will cause a Person to Beneficially or Constructively Own ~~shares of Capital Stock~~Shares in excess or in violation of the above limitations must immediately ~~give written notice~~notify the Company in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice) to the Company. If any of the restrictions on ~~transfer~~Transfer or ownership as set forth in (i) and (ii) above are violated, the ~~shares of Capital Stock~~Shares in excess or in violation of ~~such~~the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one ~~(1)~~ or more Charitable Beneficiaries. In addition, the Company may redeem ~~shares~~Shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described ~~in (i) and (ii)~~ above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this notice have the meanings defined in the Company’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on ~~transfer~~Transfer and ownership, will be furnished to each holder of ~~Capital Stock~~Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Company at its principal office.

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~~(j) NON-COMPLIANT TENDER OFFERS. No Stockholder may Transfer any shares of stock held by such Stockholder to a Person making a Non-Compliant Tender Offer unless such Stockholder shall have first offered such shares of stock to the Company, at a price equal to the greater of: (i) the Non-Compliant Tender Offer price and (ii) the following price, as applicable: (A) if the Company has an effective Share Repurchase Program at the time of such Non-Compliant Tender Offer, at the price at which such shares would be able to be repurchased pursuant to the Share Repurchase Program, (B) if the Company does not have an effective Share Repurchase Program at the time of such Non-Compliant Tender Offer and it has not yet determined a net asset value per share, at the price at which such shares would have been able to be repurchased pursuant to the Share Repurchase Program immediately prior to the suspension or termination of the Share Repurchase Program, or (C) if the Company does not have an effective Share Repurchase Program at the time of such Non-Compliant Tender Offer and it has determined a net asset value per share, at a price equal to net asset value per share at such time as determined by the Board.~~

(iii)             ~~(iii)~~ TRANSFER OF SHARES IN TRUST.

(a)                ~~(a)~~ OWNERSHIP IN TRUST. Upon any purported Transfer or other event described in Section ~~5.9~~5.7(ii)(a)(~~II~~III) that would result in a ~~Transfer of shares of Capital Stock~~transfer of Shares to a Trust, such ~~shares~~Shares shall be ~~Transferred~~transferred to the Trustee as trustee of a Trust for the exclusive benefit of one ~~(1)~~ or more Charitable Beneficiaries. Such ~~Transfer~~transfer to the Trustee shall be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the ~~Transfer~~transfer to the Trust pursuant to Section ~~5.9~~5.7(ii)(a)(~~II~~III). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section ~~5.9~~5.7(iii)(f).

(b)               ~~(b)~~ STATUS OF SHARES HELD BY THE TRUSTEE. Shares ~~of Capital Stock~~ held by the Trustee shall be issued and outstanding ~~shares of Capital Stock~~Shares. The Prohibited Owner shall have no rights in the shares held ~~in trust~~ by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any ~~shares~~Shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the ~~shares~~Shares held in the Trust.

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(c)                 ~~(c)~~ DIVIDEND AND VOTING RIGHTS. The Trustee shall have all voting rights and rights to dividends or other Distributions with respect to ~~shares of Capital Stock~~Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Company that the ~~share~~sShares have been ~~Transferred~~transferred to the Trustee shall be paid by the recipient of such dividend or other Distribution to the Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other Distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to ~~shares~~Shares held in the Trust and, subject to Maryland law, effective as of the date that the ~~shares~~Shares have been ~~Transferred~~transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the ~~shares~~Shares have been ~~Transferred~~transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section ~~5.9~~,5.7, until the Company has received notification that ~~shares~~Shares have been ~~Transferred~~transferred into a Trust, the Company shall be entitled to rely on its stock ~~Transfer~~transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d)               ~~(d)~~ SALE OF SHARES BY TRUSTEE. Within twenty (20) days of receiving notice from the Company that ~~shares of Capital Stock~~Shares have been ~~Transferred~~transferred to the Trust, the Trustee shall sell the ~~shares~~Shares held in the Trust to a Person, designated by the Trustee, whose ownership of the ~~shares~~Shares will not violate the ownership limitations set forth in Section ~~5.9~~5.7(ii)(a)(I) or (II). Upon such sale, the interest of the Charitable Beneficiary in the ~~shares~~Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section ~~5.9~~5.7(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the ~~shares~~Shares or, if the Prohibited Owner did not give value for the ~~shares~~Shares in connection with the event causing the ~~shares~~Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the ~~shares~~Shares on the day of the event causing the ~~shares~~Shares to be held in the Trust and (2) the price per ~~share~~Share received by the Trustee from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section ~~5.9~~5.7(iii)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that ~~shares of Capital Stock~~Shares have been Transferred to the Trustee, such ~~shares~~Shares are sold by a Prohibited Owner, then (i) such ~~shares~~Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such ~~shares~~Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section ~~5.9,~~5.7, such excess shall be paid to the Trustee upon demand.

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(e)                ~~(e)~~ PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE. Shares ~~of Capital Stock Transferred~~transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per ~~share~~Share equal to the lesser of (i) the price per ~~share~~Share in the transaction that resulted in such ~~Transfer~~transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which ~~have~~has been paid to the Prohibited Owner and ~~are~~is owed by the Prohibited Owner to the Trustee pursuant to Section ~~5.9~~5.7(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the ~~shares~~Shares held in the Trust pursuant to Section ~~5.9~~5.7(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the ~~shares~~Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)                ~~(f)~~ DESIGNATION OF CHARITABLE BENEFICIARIES. By written notice to the Trustee, the Company shall designate one ~~(1)~~ or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the ~~shares of Capital Stock~~Shares held in the Trust would not violate the restrictions set forth in Section ~~5.9~~5.7(ii)(a)(I) or (II) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1) (A), 2055 and 2522 of the Code.

SECTION 5.8              ~~SECTION 5.10~~ SETTLEMENTS. Nothing in Section ~~5.9~~5.7 shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Sections ~~5.9,~~5.7, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section ~~5.9.~~5.7.

SECTION 5.9              ~~SECTION 5.11~~ SEVERABILITY. If any provision of Section ~~5.9~~5.7 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section ~~5.9~~5.7 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

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SECTION 5.10        ~~SECTION 5.12~~ ENFORCEMENT. The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section ~~5.9.~~5.7.

SECTION 5.11          ~~SECTION 5.13~~ NON-WAIVER. No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

~~SECTION 5.14 REPURCHASE OF SHARES. The Board may establish, from time to time, a program or programs by which the Company voluntarily repurchases shares of Capital Stock from its Stockholders (a “Share Repurchase Program”); provided, however, that such repurchase does not impair the capital or operations of the Company. The Sponsor, the Advisor, the Directors or any Affiliates thereof may not receive any fees arising out of the repurchase of stock by the Company.~~

~~SECTION 5.15 DISTRIBUTION REINVESTMENT PLANS. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.~~

SECTION 5.12          ~~SECTION 5.16~~ PREEMPTIVE AND APPRAISAL RIGHTS. Except as may be provided by the Board in setting the terms of classified or reclassified ~~shares of Capital Stock~~Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board, no holder of ~~Capital Stock~~Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional ~~shares of Capital Stock~~Shares or any other Security ~~of the Company~~ which it may issue or sell. Holders of ~~Capital Stock~~Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of ~~stock~~Shares, to one ~~(1)~~ or more transactions occurring after the date of such determination in connection with which holders of such ~~shares~~Shares would otherwise be entitled to exercise such rights.

ARTICLE VI.~~ARTICLE VI.~~
BOARD OF DIRECTORS

SECTION 6.1              ~~SECTION 6.1~~ NUMBER OF DIRECTORS. The business and affairs of the Company shall be managed under the direction of the Board of Directors. The number of Directors of the Company ~~(the “Directors”)~~ shall be ~~five~~four, which number may be increased or decreased from time to time pursuant to the Bylaws; ~~provided, however, that the number of Directors~~but shall ~~not be fewer than three nor greater than ten. From and after the Commencement of the Initial Public Offering, a majority of the Board will be Independent Directors except for a period of up to sixty (60) days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. The Company elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL~~never be less than the minimum required by the MGCL. The Company elects that, except as may be provided by the Board in setting the terms of any class or series of Preferred Shares, ~~that~~ any and all vacancies on the Board, may be filled only by the affirmative vote of a majority of the ~~Stockholders~~remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. ~~Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions.~~ No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. For the purposes of voting for Directors, each Share may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.

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The names of the Directors who shall serve on the Board until the ~~first~~next annual meeting of the Stockholders and until their successors are duly elected and qualify~~, subject to an increase in the number of Directors prior to the first annual meeting of the Stockholders~~, are:

~~Nicholas S. Schorsch~~

~~Edward M. Weil, Jr.~~William M. Kahane

David Gong

~~Robert H. Burns~~

Stanley R. ~~Perlaor such other Directors as elected or appointed in accordance with this Charter and the Bylaws.~~Perla

~~SECTION 6.2 EXPERIENCE. Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one (1) of the Independent Directors shall have three years of relevant real estate experience, and at least one (1) of the Independent Directors shall be a financial expert with at least three years of relevant finance experience.~~

~~SECTION 6.3 COMMITTEES. Subject to the MGCL, the Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors. Any Audit Committee established by the Board shall be composed solely of Independent Directors.~~

~~SECTION 6.4 TERM. Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.~~

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~~SECTION 6.5 FIDUCIARY OBLIGATIONS. The Directors serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders of the Company, including a specific fiduciary duty to supervise the relationship of the Company with the Advisor.~~

Herbert Vederman

SECTION 6.2          ~~SECTION 6.6~~ RESIGNATION~~,~~  OR REMOVAL ~~OR DEATH~~. Any Director may resign by delivering his ~~resignation~~notice to the Board, the Chairman of the Board, the chief executive officer or the Secretary. Any notice of resignation shall take effect ~~immediately~~ upon ~~its receipt or at such later time~~receipt by the Board, the Chairman of the Board, the chief executive officer or the Secretary of such notice or upon any future date specified in the ~~resignation. Any~~notice. Subject to the rights of holders of one or more classes or series of Preferred Shares, any Director or the entire Board may be removed from office ~~with or without~~at any time, but only for cause, and then only by the affirmative vote of ~~the holders of not less than a majority of the Shares then outstanding and entitled to vote~~stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of ~~directors, subject to the rights of any Preferred Shares to elect or remove such~~ Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

ARTICLE VII.~~ARTICLE VII.~~
POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1              ~~SECTION 7.1~~ GENERAL. The business and affairs of the Company shall be managed under the direction of the Board. In accordance with the policies on investments and borrowing set forth in this Article VII ~~and Article IX~~ hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made ~~in good faith~~ by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

SECTION 7.2              ~~SECTION 7.2~~ AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board may authorize the issuance from time to time of ~~shares of stock~~Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into ~~shares of stock~~Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (~~including as compensation for the Independent Directors~~ or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws~~; provided that the issuance of Preferred Shares shall be approved by a majority of the Independent Directors not otherwise interested in the transaction, who shall have access, at the Company’s expense, to the Company’s legal counsel or to independent legal counsel~~.

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SECTION 7.3             ~~SECTION 7.3~~ FINANCINGS. The Board shall have the power and authority to cause the Company to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities ~~of the Company~~ and (ii) have such provisions as the Board may determine (a) to reacquire such Securities; (b) to enter into other contracts or obligations on behalf of the Company; (c) to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; and (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities ~~of the Company~~, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

SECTION 7.4              ~~SECTION 7.4~~ REIT QUALIFICATION. ~~If the Company elects to qualify for federal income tax treatment as a REIT, the~~The Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Company as a REIT; provided, however, if the Board determines that it is no longer in the best interests of the Company to continue to be qualified as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section ~~5.9 of Article V~~5.7 hereof is no longer required for REIT qualification.

~~SECTION 7.5~~

SECTION 7.5              DETERMINATIONS BY BOARD. The determination as to any of the following matters, made ~~in good faith by or~~ pursuant to the direction of the Board ~~consistent with the Charter~~, shall be final and conclusive and shall be binding upon the Company and every Stockholder: the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of ~~shares~~Shares or the payment of other Distributions on ~~shares~~Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, adjusted or modified funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation ~~of~~or resolution of any ambiguity with respect to any provision of the Charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of ~~stock~~Shares) or Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any ~~shares of stock~~Shares; the number of ~~shares of stock~~Shares of any class of the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; the application of any provision of the Charter in the case of any ambiguity~~, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor, (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, loans or other property, (iii) which expenses are excluded from the definition of Total Operating Expenses and (iv) whether expenses qualify as Organization and Offering Expenses; any conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines~~; any interpretation of the terms and conditions of one or more of the agreements with any Person; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board; provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination~~; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.~~

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~~SECTION 7.6 STOCKHOLDER CONCURRENCE REQUIRED. Notwithstanding the foregoing, without concurrence of a majority of the outstanding shares of stock entitled to vote thereon, the Board may not (i) amend the Charter, except for amendments that do not adversely affect the rights, preferences and privileges of Stockholders (including amendments to provisions relating to Director qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions), (ii) sell all or substantially all of the Assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution of the Company or as otherwise permitted by law, (iii) cause the merger or similar reorganization of the Company except as permitted by law or (iv) dissolve or liquidate the Company, other than before the Company’s initial investment in an Asset.~~

~~SECTION 7.7 VOTE OF MAJORITY OF INDEPENDENT DIRECTORS REQUIRED. Notwithstanding the foregoing, a majority of the Independent Directors must approve matters relating to: (i) the requirement that a majority of Directors and of Independent Directors review and ratify the Charter at or before the first meeting of the Board; (ii) the duty of the Board to establish written policies on investments and borrowing and to monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out; (iii) the Company’s minimum capitalization; (iv) the Advisory Agreement; (v) liability and indemnification; (vi) reasonableness of the Company’s fees and expenses; (vii) limitations on Organization and Offering Expenses; (viii) limitations on Acquisition Fees and Acquisition Expenses; (viii) limitations on Total Operating Expenses; (ix) limitations on Real Estate commissions on resale of Property; (x) limitations on incentive fees; (xi) Advisor compensation; (xii) the Independent Directors’ periodic duty to review the Company’s investment policies; (xiii) the authority of a majority of the Independent Directors to select an Independent Appraiser to determine the fair market value that the Company pays for Real Estate that it acquires both (a) when a majority of the Independent Directors determines to appoint an Independent Appraiser to determine fair market value in connection with any acquisition by the Company and (b) whenever the Company acquires Property from the Advisor, the Directors, the Sponsor or their respective Affiliates; (xiv) the restrictions and procedures contained herein relating to meetings of Stockholders; (xv) the authority of a majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, without the necessity for concurrence by the Board, to vote to elect the Directors; (xvi) those requirements of any Reinvestment Plan that the Board establishes, relating to periodic distribution of certain material information to Stockholders and opportunity for participating Stockholders to withdraw; (xvii) the adoption of a Plan of Liquidation or a postponement thereof; and (xviii) the requirement that a majority of Independent Directors must approve matters relating to the duties and restrictions enumerated in this Section 7.7.~~

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~~ARTICLE VIII.~~
~~ADVISOR~~

~~SECTION 8.1 APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR. The Board is responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Board is not required personally to conduct the business of the Company, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained. The Sponsor or its Affiliates have made an initial investment of $200,000 in the Company. The Sponsor or any such Affiliate may not sell the Initial Investment while AR Capital, LLC remains a Sponsor but may transfer the Initial Investment to AR Capital, LLC or the Affiliates of AR Capital, LLC or the Advisor.~~

~~SECTION 8.2 SUPERVISION OF ADVISOR. The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the total fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Charter. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Company in order to determine that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.~~

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~~SECTION 8.3 FIDUCIARY OBLIGATIONS. The Advisor shall have a fiduciary responsibility and duty to the Company and to the Stockholders.~~

~~SECTION 8.4 AFFILIATION AND FUNCTIONS. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.~~

~~SECTION 8.5 TERMINATION. Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on sixty (60) days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Board in making an orderly transition of the advisory function.~~

~~SECTION 8.6 DISPOSITION FEE ON SALE OF PROPERTIES. The Company may pay the Advisor a real estate commission upon Sale of one (1) or more Properties, in an amount equal to the lesser of (i) one-half (1/2) of the Competitive Real Estate Commission if a third party broker is also involved, or (ii) two percent (2%) of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent (6%) of the sales price of such Property or Properties.~~

~~SECTION 8.7 INCENTIVE FEES. The Company may pay (including through the issuance of an interest by the Operating Partnership) the Advisor or its Affiliates an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed fifteen percent (15%) of the balance of such net proceeds remaining after payment to Stockholders, in the aggregate, of an amount equal to one hundred percent (100%) of the Invested Capital, plus an amount equal to six percent (6%) of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Assets by each respective Advisor or any Affiliate thereof.~~

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~~SECTION 8.8 ORGANIZATION AND OFFERING EXPENSES LIMITATION. The Company shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed fifteen percent (15%) of the Gross Proceeds of each Offering.~~

~~SECTION 8.9 ACQUISITION FEES. The Company may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, (i) that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to four and one-half percent (4.5%) of the Contract Purchase Price, or, in the case of a Mortgage, four and one-half percent (4.5%) of the funds advanced and (ii) that once all the proceeds from the Initial Public Offering have been fully invested, the total of all Acquisition Fees shall not exceed an amount equal to one and one-half percent (1.5%) of the Contract Purchase Price for all the Assets acquired; provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.~~

~~SECTION 8.10 ANNUAL SUBORDINATED PERFORMANCE FEE. Subject to Section 8.7, the Company may pay the Advisor an Annual Subordinated Performance Fee (“Annual Subordinated Performance Fee”) calculated on the basis of the Company’s total return to Stockholders, payable in arrears, for any year in which the Company’s total return to Stockholders exceeds six percent (6%) per annum, in an amount equal to fifteen percent (15%) of the excess total return, provided, that, the Annual Subordinated Performance Fee shall not exceed ten percent (10%) of the aggregate total return for such year.~~

~~SECTION 8.11 REIMBURSEMENT FOR TOTAL OPERATING EXPENSES. The Company may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however, that the Company shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent (2%) of Average Invested Assets or twenty five percent (25%) of Net Income (the “2%/25% Guidelines”) for such year. The Independent Directors shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. Within sixty (60) days after the end of any fiscal quarter of the Company for which there is an Excess Amount which the Independent Directors conclude was justifiable and reimbursable to the Advisor, there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. If the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Company at the end of the twelve month period the amount by which the annual expenses paid or incurred by the Company exceeded the 2%/25% Guidelines.~~

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~~SECTION 8.12 REIMBURSEMENT LIMITATION. The Company shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~

~~SECTION 8.13 NO FEES UPON INTERNALIZATION. If the Board elects to internalize any management services provided by the Advisor, neither the Company nor the Operating Partnership shall pay any compensation or other remuneration to the Advisor or its Affiliates in connection with such internalization of management services.~~

~~ARTICLE IX.~~
~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~SECTION 9.1 REVIEW OF OBJECTIVES. The Independent Directors shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~

~~SECTION 9.2 CERTAIN PERMITTED INVESTMENTS. The following shall apply:~~

~~(i) The Company may invest in Assets.~~

~~(ii) The Company may invest in Joint Ventures with the Sponsor, the Advisor, one (1) or more Directors or any of their Affiliates only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.~~

~~(iii) Subject to any limitations in Section 9.3, the Company may invest in equity securities, provided that such investment shall be permitted only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~

~~SECTION 9.3 INVESTMENT LIMITATIONS. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Company’s objective of qualifying as a REIT, the following shall apply to the Company’s investments:~~

~~(i) Not more than ten percent (10%) of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.~~

~~(ii) The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in Real Estate assets and Mortgages.~~

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~~(iii) Except for those Mortgages insured or guaranteed by a government or government agency, the Company shall not invest in or make any Mortgage, unless an appraisal is obtained concerning the underlying property. In a transaction in which a majority of the Independent Directors so determine, and in any transaction with the Advisor, the Sponsor, any Director or any Affiliate thereof, such appraisal will be obtained from an Independent Appraiser concerning the underlying property. Such appraisals shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.~~

~~(iv) The Company shall not make or invest in any Mortgage, including a construction loan, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal, unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.~~

~~(v) The Company shall not invest in indebtedness secured by a mortgage on real property which is subordinate to liens or other indebtedness or equity interests of the Advisor, the Sponsor, any Director or any Affiliate of the Company.~~

~~(vi) The Company shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; (D) options or warrants to purchase shares of Capital Stock to the Advisor, the Directors, the Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public or (E) equity securities that are assessable after the receipt of the consideration for which the Board authorized their issuance. The foregoing restrictions shall not prevent the Company from issuing options or warrants to the Advisor, the Directors, the Sponsor or any Affiliate thereof at exercise prices not less than the fair market value of the underlying Securities on the date of grant and for consideration (which may include services) that in the judgment of the Independent Directors has a market value not less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not exceed ten percent (10%) of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered share bears to the book value of each outstanding publicly held share.~~

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~~(vii) A majority of the Directors or a majority of the members of a duly authorized committee of the Board shall authorize the consideration to be paid for Real Property, ordinarily based on the fair market value of the Real Property. If a majority of the Independent Directors on the Board or such duly authorized committee determine, or if the Real Property is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.~~

~~(viii) The Company will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~

~~(ix) The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company.~~

~~(x) The Company shall not invest in real estate contracts of sale unless such contracts are in recordable form and appropriately recorded in the chain of title.~~

~~(xi) The Company will not, directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any of the Directors or any of the Company’s executive officers.~~

~~(xii) The Company will not invest in any equity securities (including any preferred equity securities) of another entity that are not traded on a national securities exchange or included for quotation on an inter-dealer quotation system unless a majority of disinterested Directors, including a majority of disinterested Independent Directors, approves the transaction as being fair, competitive and commercially reasonable, other than equity securities of a REIT or other real estate operating company. Investments in entities affiliated with the Advisor, the Sponsor, any Director, or any of their Affiliates shall be subject to the restrictions on joint venture investments set forth in Section 9.2(ii).~~

~~(xiii) The Company shall not engage in any short sale.~~

~~(xiv) The Company shall not engage in trading, as opposed to investment activities.~~

~~(xv) The Company shall not engage in underwriting activities or distribute, as agent, securities issued by others.~~

~~(xvi) The Company shall not invest in foreign currency or bullion.~~

~~(xvii) The aggregate amount of borrowing shall not exceed three hundred percent (300%) of the Company’s Net Assets as of the date of the borrowing, which is generally expected to be approximately seventy-five percent (75%) of the cost of the Company’s investments, unless the excess is approved by a majority of the Independent Directors and disclosed to the Stockholders in the Company’s next quarterly report to Stockholders following such borrowing along with justification for such excess. This limitation, however, shall not apply to individual Real Estate assets or investments.~~

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~~(xviii) The Company shall not acquire securities in any entity holding investments or engaging in activities prohibited by the restrictions on investments set forth in the foregoing clauses (i) through (xvii) of this Section 9.3.~~

~~ARTICLE X.~~
~~CONFLICTS OF INTEREST~~

~~SECTION 10.1 SALES AND LEASES TO THE COMPANY. The Company may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director, an officer or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction (i) that such transaction is fair and reasonable to the Company and (ii) that such transaction is at a price to the Company no greater than the cost of the Asset to such Sponsor, Advisor, Director, officer, Affiliate or, if the price to the Company is in excess of such cost, substantial justification exists for the excess and the excess is reasonable. In no event shall the purchase price paid by the Company for any such Asset exceed the Asset’s current appraised value.~~

~~SECTION 10.2 SALES AND LEASES TO THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES. An Advisor, the Sponsor, a Director, an officer or any Affiliate thereof may only purchase or lease Assets from the Company if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.~~

~~SECTION 10.3 OTHER TRANSACTIONS.~~

~~(i) The Company shall not engage in any other transaction with the Sponsor, a Director, the Advisor or any Affiliates thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.~~

~~(ii) The Company shall not make loans to the Sponsor, the Advisor, a Director, an officer or any Affiliates thereof except Mortgages pursuant to Section 9.3(iii) hereof or loans to wholly owned subsidiaries of the Company. The Sponsor, the Advisor, the Directors, the officers and any Affiliates thereof shall not make loans to the Company, or to joint ventures in which the Company is a co-venturer, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.~~

~~(iii) The Company may enter into joint ventures with the Sponsor, the Advisor, a Director and any Affiliates thereof, provided that (a) a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Company and (b) the investment by the Company is on substantially the same terms as those received by other joint venturers.~~

~~ARTICLE XI.~~
~~STOCKHOLDERS~~

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~~SECTION 11.1 MEETINGS OF STOCKHOLDERS. There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held upon reasonable notice on a date that is within a reasonable period of time following the distribution of the Company’s annual report to Stockholders, but not less than thirty (30) days after delivery of such report. The Directors, including the Independent Directors, shall take reasonable steps to ensure that such notice is provided. The holders of a majority of Shares entitled to vote, present in person or by proxy, at an annual meeting at which a quorum is present may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least fifty percent (50%) of all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the Chairman of the Board, the President, the Chief Executive Officer, a majority of the Directors or a majority of the Independent Directors, and shall be called by the Secretary of the Company to act on any matter that may properly be considered at a meeting of Stockholders upon written request of Stockholders entitled to cast not less than ten percent (10%) of all votes entitled to be cast on such matter at such meeting. The written request must be delivered in person or by mail and must state the purpose of the meeting and the matters proposed to be acted upon at the meeting. Within ten (10) days after receipt of such written request, either in person or by mail, the secretary of the Company shall inform the Stockholders who made such request of the reasonably estimated cost of preparing and mailing a notice of the proposed meeting; and within (10) ten days of his or her receipt of payment of such costs, the Secretary of the Company shall provide all Stockholders with written notice, either in person or by mail, of such meeting and the purpose of such meeting. Notwithstanding anything to the contrary herein, such meeting shall be held not less than fifteen (15) days nor more than sixty (60) days after the Secretary’s delivery of such notice. Subject to the foregoing sentence, if the meeting is called by written request of Stockholders as described in this Section 11.1, such meeting shall be held at the time and place specified in the Stockholders’ request; provided, however, that if none is so specified, such meeting shall be held at a time and place convenient to the Stockholders. If there are no Directors, the Secretary of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws. Without the approval of a majority of the shares of stock entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Company other than before the initial investment in an Asset; (iv) sell all or substantially all of the Company’s assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Company except as permitted by law.~~

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~~SECTION 11.2 VOTING RIGHTS OF STOCKHOLDERS. Subject to the provisions of any class or series of shares of stock then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 6.1, 6.4, 6.6 and 11.1 hereof; (b) amendment of the Charter, without the necessity for concurrence by the Board, as provided in Article XIII hereof; (c) dissolution of the Company, without the necessity for concurrence by the Board; (d) to the extent required under Maryland law, merger or consolidation of the Company or the sale or other disposition of all or substantially all of the Company’s assets; and (e) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the shares of stock entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Company other than before the initial investment in an Asset; (iv) sell all or substantially all of the Assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Company except as permitted by law.~~

~~SECTION 11.3 EXTRAORDINARY ACTIONS. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares of stock entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.~~

~~SECTION 11.4 VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES. With respect to shares of stock owned by the Advisor, any Director or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.~~

~~SECTION 11.5 RIGHT OF INSPECTION. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Company and may inspect them at all reasonable times. Any Stockholder may copy any of those records for a reasonable charge. Access for the purpose of inspecting the Company’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~

~~SECTION 11.6 ACCESS TO STOCKHOLDER LIST. An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of shares of stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of receipt by the Company of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. The purposes for which a Stockholder may request a copy of the Stockholder List include, without limitation, matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.~~

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~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure the Stockholder List or other information for the purpose of selling the Stockholder List or copies thereof, or of using the same for a commercial purpose, other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~

~~SECTION 11.7 REPORTS. The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Directors, the Advisors, the Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~

~~SECTION 11.8 TENDER OFFERS. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions of Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5%) of the outstanding shares of the stock of the Company; provided, however, that unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. Any Person who initiates a tender offer without complying with the provisions of Regulation 14D (such tender offer, a “Non-Compliant Tender Offer”) shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 11.8, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer. In addition, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 11.8 shall be of no force or effect with respect to any Shares that are then Listed.~~

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ARTICLE VIII.
EXTRAORDINARY ACTIONS

Except as specifically provided in Section 6.2 hereof (relating to removal of Directors) and in the last sentence of Article X, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE IX.~~ARTICLE XII.~~
LIABILITY OF STOCKHOLDERS, DIRECTORS, ~~ADVISORS AND AFFILIATES; TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY~~AND OFFICERS

SECTION 9.1              ~~SECTION 12.1~~ LIMITATION OF STOCKHOLDER LIABILITY. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Stockholder. ~~All Shares issued to Stockholders shall be non-assessable.~~

SECTION 9.2              ~~SECTION 12.2~~ LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.

(a)                ~~(a) Subject to the limitations set forth under~~To the maximum extent that Maryland law ~~or in paragraph (c) or (d) below, no~~in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or its Stockholders for money damages. Neither the amendment nor repeal of this Section ~~12.2~~9.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section ~~12.2~~9.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b)               ~~(b) Subject to the limitations set forth under~~The Company shall have the power, to the maximum extent permitted by Maryland law ~~or in paragraph (c) or (d) below, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification,~~in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company ~~and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity~~or, (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise ~~and who is made or threatened to be made a party to the proceeding~~from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in that capacity ~~or (iii) the Advisor of any of its Affiliates acting as an agent of the Company. The rights of a Director or officer to indemnification and advance of expenses provided hereby shall vest immediately upon election of such Director or officer. The Company may~~. The Company shall have the power, with the approval of the Board ~~or any duly authorized committee thereof~~, to provide such indemnification and ~~advance for~~advancement of expenses to a person who served a predecessor of the Company in any of the capacities described in (i) or (ii) above and to any employee or agent of the Company or a predecessor of the Company. ~~The Board may take such action as is necessary to carry out this Section 12.2(b). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

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~~(c) Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Company shall not provide for indemnification of a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) for any liability or loss suffered by any of them and the Company shall not provide that an Indemnitee be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:~~

~~(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.~~

~~(ii) The Indemnitee was acting on behalf of or performing services for the Company.~~

~~(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~

~~(iv) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~

~~(d) Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee, unless one (1) or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee, and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

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~~SECTION 12.3 PAYMENT OF EXPENSES. The Company may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with a written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 12.2, (iii) the proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (iv) the Indemnitee provides the Company with a written undertaking to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct.~~

SECTION 9.3              ~~SECTION 12.4~~ EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS. Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent of the Company liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

ARTICLE X.~~ARTICLE XIII.~~
AMENDMENTS

The Company reserves the right from time to time to make any amendment to ~~its~~the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding ~~shares of stock~~Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except ~~for~~as otherwise provided in the next sentence and except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in ~~this~~the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter~~, including, without limitation, (i) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (ii) any amendment to Sections 6.2, 6.5 and 6.6 of Article VI, Article IX, Article X, Article XII, Article XIV, Article XV and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections)~~. However, any amendment to the second sentence of Section 6.2 hereof or to this sentence of the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter.

~~ARTICLE XIV.~~
~~ROLL-UP TRANSACTIONS~~

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~~(i) In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Appraiser. The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act, and comparable provisions under state laws for any material misrepresentations or omissions in the appraisal. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one (1) of the following:~~

~~(I) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(II) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.~~

~~(ii) The Company is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Article XI hereof;~~

~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares of stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of shares held by that investor;~~

~~(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.5 and 11.6 hereof; or~~

~~(d) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the holders of Common Shares.~~

~~ARTICLE XV.~~
~~DURATION~~

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~~If the Board has not determined to pursue a Liquidity Event by the sixth anniversary of the Termination of the Initial Public Offering , the Board shall adopt a resolution declaring that a proposed liquidation of the Company is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (the “Plan of Liquidation”) and directing that the proposed Plan of Liquidation be submitted for consideration at either an annual or special meeting of the Stockholders provided, however, that the adoption of a Plan of Liquidation by the Board and the submission thereof to the Stockholders may be postponed if a majority of Directors, including a majority of Independent Directors, determines that a liquidation is not then in the best interest of the Stockholders. If the adoption of a Plan of Liquidation and the submission thereof to the Stockholders is so postponed, the Board shall reconsider whether the liquidation is in the best interest of the Stockholders at least annually and further postponement of the adoption of a Plan of Liquidation and the submission thereof to the Stockholders shall only be permitted if a majority of Directors, including a majority of Independent Directors, again determines that a liquidation would not then be in the best interest of the Stockholders. If the Board adopts a Plan of Liquidation and the Stockholders do not approve the Plan of Liquidation, (i) the Company shall continue operating and (ii) upon the written request of Stockholders owning in the aggregate not less than ten percent (10%) of the then outstanding Common Shares, the Board shall resubmit the Plan of Liquidation for consideration by proxy statement to the Stockholders up to once every two (2) years. If the Board adopts a Plan of Liquidation and the Stockholders approve the Plan of Liquidation, the Board shall commence an orderly liquidation of the Assets pursuant to such Plan of Liquidation. If Listing occurs on or before the sixth anniversary of the Termination of the Initial Public Offering, the Company shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.~~

THIRD: The amendment and restatement of the charter as ~~hereinabove~~herein set forth have been duly advised by the Board of Directors ~~of the Company~~ and approved by the stockholders of the Company as required by law.

FOURTH: The current address of the principal office of the Company is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Company and the names of the directors currently in office are as set forth in Section 6.1 of Article VI of the foregoing amendment and restatement of the charter.

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SEVENTH: ~~The total number of shares of stock which the Company had authority to issue immediately prior to the foregoing amendment and restatement of the charter was 350,000,000 shares, $0.01 par value per share, all of one (1) class. The aggregate par value of all shares of stock having par value was $3,500,000. The total number of shares of stock which the Company has authority to issue pursuant to the foregoing amendment and restatement of the charter is 350,000,000, consisting of 300,000,000 shares of common stock, $0.01 par value per share, and 50,000,000 shares of preferred stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $3,500,000.EIGHTH:~~ The undersigned ~~Chief Executive Officer~~ acknowledges these Articles of Amendment and Restatement to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned ~~Chief Executive Officer~~ acknowledges that, to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, American ~~Realty Capital~~Finance Trust ~~V~~, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer, and attested by its ~~President and~~ Secretary, on this ~~3rd~~[●] day of ~~April~~[●], ~~2013.~~2015.

ATTEST:
By: ~~_________________________~~ Name: ~~Edward M. Weil, Jr.~~ Donald R. Ramon Title: ~~President and~~ Secretary	By: __________________________ Name: Donald MacKinnon Title: Chief Executive Officer
~~Name: Nicholas S. Schorsch Title: Chief Executive Officer~~

AMERICAN REALTY CAPITAL TRUST V, INC.
PO BOX 55909, BOSTON, MA 02205-5909

Your Vote is Important!

Authorize a Proxy by Internet

Please go to the electronic voting site at www.2voteproxy.com/arc. Follow the on-line instructions. If you authorize a proxy by internet, you do not have to return your proxy card.

Authorize a Proxy by Telephone

Please call us toll free at 1-800-830-3542, and follow the instructions provided. If you authorize a proxy by telephone, you do not have to return your proxy card.

Authorize a Proxy by Mail

Complete, sign and date your proxy card and return it promptly.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

American Realty Capital Trust V, Inc.
Annual Meeting of Stockholders
June 16, 2015 at 8:30 AM
This proxy is solicited by the Board of Directors

The undersigning hereby appoints Donald MacKinnon and Jason Emala, or one of them, and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of American Realty Capital Trust V, Inc., a Maryland corporation (the "Company"), to be held at The Core Club, located at 66 E. 55th Street, New York, NY 10022, at 8:30 a.m. (local time) on Tuesday, June 16, 2015, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of the proxy a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE PROPOSALS. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to postpone or adjourn the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any postponements or adjournments thereof. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Stock Owner signature ______________________ Date

Co-Owner signature ______________________ Date

AR616 - Trust V - V2

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement, Annual Report is/are available at:
www.2voteproxy.com/arc

Please mark box(es) as shown in this example. ☒

The Board of Directors recommends you vote FOR the following:

	FOR	AGAINST	ABSTAIN
1. Election of Directors			
1a. William M. Kahane	☐	☐	☐
1b. David Gong	☐	☐	☐
1c. Stanley R. Perla	☐	☐	☐
1d. Herbert T. Vederman	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of KPMG LLP as the Company's Independent Auditor for 2015	☐	☐	☐
3. Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Company's Stock	☐	☐	☐
4. Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding Stockholder Voting Rights	☐	☐	☐
5. Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding Stockholder Information Rights	☐	☐	☐
6. Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Composition of the Company's Board of Directors	☐	☐	☐
7. Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Conduct of the Company's Board of Directors	☐	☐	☐
8. Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Conduct of Company Business	☐	☐	☐
9. Approval of Proposed Amendments to the Charter to Revise or Add Provisions Restricting Transfer and Ownership of Shares	☐	☐	☐
10. Approval of Proposed Amendments to the Charter to Remove Provisions Stating that the Guidelines Control Interpretation of the Company's Charter	☐	☐	☐
11. Approval of Proposed Amendments to the Charter to Remove or Revise Provisions Relating to the Company's Sponsor and Advisor and their Affiliates	☐	☐	☐
12. Approval of Proposed Amendments Regarding Conforming Changes and Other Ministerial Modifications to and Restatement of the Charter	☐	☐	☐

NOTE: Other business may properly come before the meeting or any postponement or adjournment thereof.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

AR616 - Trust V - V2